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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21781

                          Pioneer Series Trust IV
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  July 31


Date of reporting period:  August 1, 2012 through July 31, 2013


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                        Pioneer Classic
                        Balanced Fund

--------------------------------------------------------------------------------
                        Annual Report | July 31, 2013
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A     AOBLX
                        Class B     ASBBX
                        Class C     PCBCX
                        Class Y     AYBLX

                        [LOGO] PIONEER
                               Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Comparing Ongoing Fund Expenses                                               16

Schedule of Investments                                                       18

Financial Statements                                                          43

Notes to Financial Statements                                                 51

Report of Independent Registered Public Accounting Firm                       61

Trustees, Officers and Service Providers                                      62

                       Pioneer Classic Balanced Fund | Annual Report | 7/31/13 1

President's Letter

Dear Shareowner,

When we look at the U.S. economy as we head into the second half of 2013, we continue to see slow, but ongoing, growth. Employment has been steadily rising. Consumer incomes, savings, wealth, and debt-servicing capacity have been solid buttresses for the recovering housing and auto industries. Industrial activity is growing only modestly, but current corporate profits are generally solid and balance sheets appear able to support needed capital spending and dividend* payouts. The scaled-back "fiscal cliff" tax increases and spending cuts have meaningfully cut the budget deficit without, it seems, driving the economy back into recession. In addition, we feel that continuing slack in labor markets and capacity utilization offers the potential for continuing growth without bottlenecks and rising inflation.

After observing the strengthening economic trends, the Federal Reserve (the Fed) has hinted that it may begin to scale back its bond purchases (currently $85 billion per month in quantitative easing, or "QE") later in 2013, and could terminate the purchases altogether sometime in 2014, depending on subsequent economic data releases. Pioneer believes that, barring an external shock, modest economic growth can be sustained at least over the next couple of years without continuous, aggressive intervention from the Fed.

The Fed has also said that short-term interest rates are likely to remain near zero for some time to come. Given that inflation remains subdued and unemployment remains high, there is no urgency about raising rates.

While inflation is not a near-term concern, the Fed's aggressive monetary policies helped investors drive long-term Treasury yields to unsustainably low levels. A return to more normal levels in response to expectations of a stronger economy and the potential for less QE resulted in disappointing returns for bond investors during the first half of 2013, but the stock market rewarded shareholders who were undaunted by the double-barreled threat of the "fiscal cliff" and debt-ceiling debates at the beginning of 2013.

The Standard & Poor's 500 Index, a broad measure of the U.S. stock market, returned 13.82% during the first six months of 2013, while the Barclays Aggregate Bond Index, which tracks the performance of a higher-quality U.S. bond universe, returned -2.44%. Investors showed a rising preference for higher-yielding corporate paper over government bonds during the first half of 2013, helping the Bank of America Merrill Lynch High Yield Master II Index, which measures the performance of high-yield corporate bonds, to post a 1.50% return for the six months ended June 30, 2013. Three-month Treasury bills, generally regarded as essentially "risk free" by the markets, returned 0.03% in the first half of 2013.

*   Dividends are not guaranteed.

2 Pioneer Classic Balanced Fund | Annual Report | 7/31/13

There are certainly risks and uncertainties that continue to plague the global economy. Europe remains in recession and a number of countries in the emerging markets have experienced difficulties. Still, a potential ending of the European recession, continuing economic improvement in Japan in response to the new government's quantitative easing policies, and a "soft landing" of 7% growth in China could very well result in an improving global outlook over the remainder of 2013.

There are also geopolitical worries abroad and political fights at home, and while most of the widely recognized risks we've outlined may already be "priced in" to the market, we believe investors should continue to expect market volatility.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. And while diversification alone does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs, keeping in mind that there is no single best strategy that works for every investor.

Pioneer's investment teams have, since 1928, sought out attractive opportunities in global equity and bond markets, using in-depth research to identify undervalued individual securities, and using thoughtful risk management to construct portfolios which balance potential risks and rewards in an ever-changing world.

We encourage you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                       Pioneer Classic Balanced Fund | Annual Report | 7/31/13 3

Portfolio Management Discussion | 7/31/13

Stocks and bonds embarked on contrasting performance paths during the 12 months ended July 31, 2013. Stocks moved higher as the economy continued to grow, while most fixed-income asset classes posted negative returns amid uncertainties about future U.S. monetary policy and the direction of interest rates. In the following interview, Richard Schlanger and Walter Hunnewell, Jr., discuss the market environment and the factors that affected the performance of Pioneer Classic Balanced Fund during the 12-month period. Mr. Schlanger, a vice president and a portfolio manager at Pioneer, and Mr. Hunnewell, a vice president and a portfolio manager at Pioneer, are responsible for the day-today management of the Fund.

Q How would you describe the overall investment environment during the 12 months ended July 31, 2013?

A The 12-month period saw the domestic economy continue to improve, although at a slow pace that satisfied few observers. Gross domestic product (GDP) grew modestly, with noticeable recoveries in both the housing and auto sectors, while new job creation finally started to show progress. Against that backdrop, equity values generally rose, while the economically-sensitive credit sectors in the fixed-income market generally outperformed government securities.

    To be sure, political issues in Washington did bring uncertainties to the markets, as both political parties fought over issues such as the debt ceiling and national fiscal policy. The political wrangling eventually resulted in agreement on a temporary policy of "sequestration," a series of automatic, across-the-board reductions throughout the Federal budget. The sequestration agreement, in turn, created new worries in the capital markets over the potential that cutbacks in U.S. government spending could undermine the general growth of the economy.

    Despite the market's concerns, the economy continued to expand slowly.

    In the equity market, stock values climbed during most of the 12-month period, aided early in the period by the announcement from the U.S. Federal Reserve (Fed) that domestic monetary policy would become even more accommodative with a third round of quantitative easing (QE3). The Fed's ensuing monthly purchases of $85 billion in mortgage-backed

4 Pioneer Classic Balanced Fund | Annual Report | 7/31/13 and other government securities in the open market injected new money into the financial system. Central banks in Europe and Japan also become more accommodative, increasing hopes that the global economy also would improve.

    The momentum in the equity market slowed in late 2012 amid market concerns about a political impasse over budget expenditures and an increase in the U.S. debt ceiling, but those concerns gradually faded in the wake of the November-December 2012 budget accords, and the equity market resumed its ascent throughout most of the remainder of the 12-month period. There was, however, a brief interruption in the equity market's rally in May 2013, when the Fed signaled that it might begin tapering back bond purchases either later in 2013 or in 2014.

    The hints by the Fed about a possible unwinding of QE3 had more of a negative effect on the fixed-income markets. Treasury yields moved higher, and that caused price losses in many areas of the bond market, especially among government securities.

Q How did the Fund perform in that environment during the 12 months ended July 31, 2013?

A Pioneer Classic Balanced Fund's Class A shares returned 15.21% at net asset value during the 12 months ended July 31, 2013, while the Fund's benchmarks, the Standard & Poor's 500 Index (the S&P 500) and the Barclays Government/Credit Bond Index (the Barclays index), returned 24.98% and -2.00%, respectively. During the same 12-month period, the average return of the 890 mutual funds in Morningstar's Moderate Allocation category was 14.67%.

Q Which of your investment strategies had the greatest effect on the Fund's performance during the 12 months ended July 31, 2013?

A The Fund's emphasis on equities over bonds substantially aided overall performance during the 12-month period. For most of the period, we kept the portfolio's allocation to stocks at 63% of net assets (close to the Fund's limit). As equities rallied, reaching a market high in July 2013, the portfolio's equity sleeve helped to drive overall performance, as the Fund's equity holdings largely kept pace with the performance of the S&P 500. In addition, the Fund's fixed-income portfolio significantly outperformed the Barclays Index during the period, as our large underweighting of Treasuries, which underperformed, was a major boost for benchmark-relative returns.

                       Pioneer Classic Balanced Fund | Annual Report | 7/31/13 5

Q What were your principal investment strategies in managing the Fund's equity portfolio, and how did the strategies affect performance during the 12 months ended July 31, 2013?

A As noted previously the Fund's equity portfolio performed largely in line with the S&P 500 during the period, as we held to our longer-term strategy of combining elements of both the growth and value management styles, while aiming to generate an overall portfolio dividend yield appreciably greater than that of the S&P 500. Although we generally maintain portfolio sector weightings that do not diverge significantly from those of the S&P 500, the Fund did have benchmark-relative overweights to the health care, industrials and materials sectors during the 12-month period, and underweights to utilities, financials and consumer staples. The Fund's sector positioning generally supported results during the period, especially the overweighting of health care and the de-emphasis of utilities and consumer staples, although the underweight to financials was a minor drag on benchmark-relative results. While the Fund had exposure to financials stocks, and we increased that exposure during the period, we did not bring the Fund's weighting in the sector up to the S&P 500's allocation because of our continued appreciation for the risks involved with investment in financials as well as our recognition that dividend* levels have yet to rebound to pre-financial-crisis levels and may in fact take longer to get there than many in the markets believe.

    Among individual portfolio holdings, the top positive contributor to benchmark-relative results was Gannett, a major owner of newspaper and broadcasting operations. Gannett's performance rose due to improvements in the company's ability to produce revenues from its web-based distributor of newspaper content. In addition, increasing merger-and-acquisition activity in the broadcasting industry added to the value of Gannett's television properties. Other Fund investments that made notable contributions to relative results included Celgene, a biotechnology company that showed significant progress in the development of prospective new pharmaceutical products. In addition, our decisions to either underweight or not invest the Fund in telecommunications provider AT&T, integrated oil giant ExxonMobil, and technology services company IBM also supported benchmark-relative results, as those large components of the S&P 500 underperformed the market.

    On the negative side, the worst-performing holding in the portfolio during the 12-month period was regional telecom services provider CenturyLink, which underperformed as the stock market lost confidence in the company's continuing dividend policy. We reduced the Fund's position in the company. Other underperformers in the portfolio during

*   Dividends are not guaranteed.

6 Pioneer Classic Balanced Fund | Annual Report | 7/31/13 the period were fertilizer producer Mosaic, whose stock price lagged amid market concerns that the market price for potash would decline due to production increases by a major Russian supplier, and Teva Pharmaceuticals, the major manufacturer of generic drugs. We sold the Fund's position in Teva. In addition, relative performance was held back by our decision not to own Bank of America and to underweight the Fund to JPMorgan Chase, two major financial institutions that performed well during the period.

Q Did you make any notable changes to the Fund's equity portfolio during the 12 months ended July 31, 2013?

A We added to the Fund's positions in JPMorgan Chase and Valero Energy, a major domestic oil refiner that has made progress in rationalizing its business. We also added several new holdings to the portfolio, including two major information technology companies: EMC, a leader in data storage technology; and Cisco Systems, a major producer of networking equipment. We also initiated an investment in Ross Stores, a discount department store chain. Meanwhile, we sold the Fund's position in Wells Fargo, a major diversified banking institution. While we continue to like the company, we had become concerned about the vulnerability of Wells Fargo's home mortgage business to potential increases in interest rates. We also sold two large energy holdings, Chevron and ConocoPhillips, as we became more skeptical about longer-term oil prices and the ability of major oil companies to maintain their earnings growth rates.

Q What were your principal investment strategies in managing the Fund's fixed-income portfolio, and how did they affect performance during the 12 months ended July 31, 2013?

A The Fund's fixed-income portfolio substantially outperformed the Barclays Index benchmark during the period, producing a positive return in contrast to the benchmarks return of -2.00%. The largest driver of the Fund's performance on the fixed-income side was a significant underweighting of weak-performing U.S. Treasuries. While Treasuries account for about 50% of the Barclays Index, the Fund's allocation to Treasuries represented only around 5% of fixed-income assets for much of the 12-month period. Also helping relative performance was the portfolio's yield-curve positioning, as we underweighted the Fund to longer-maturity securities, which suffered more severe price losses when interest rates shot upward late in the period. Security selection also helped performance, including the Fund's corporate bond holdings - in which the portfolio was overweight relative to the Barclays Index - and holdings of securities in some out-of-benchmark sectors, including non-agency mortgage-backed issues, which outperformed during the 12-month period.

                       Pioneer Classic Balanced Fund | Annual Report | 7/31/13 7

    The Fund's non-benchmark allocation to municipal bonds detracted from relative results, as municipals fared even worse than Treasuries when interest rates rose. The problems of municipal bonds were compounded by heavy media interest in the financial problems of the City of Detroit, which damaged the reputation of the entire municipal asset class. Nevertheless, we think the extent of the losses suffered by municipal bond holders during the period was excessive, and that municipal securities, especially at their current low prices, represent one of the better values in the fixed-income market.

    At the end of the 12-month period, the effective duration of the Fund's fixed-income portfolio was 5.22 years, which was about a half-year shorter than that of the Barclays Index. (Duration is a measure of a portfolio's price sensitivity to changes in interest rates.)

Q   What is your investment outlook?

A We continue to see better value in the equity market versus the fixed-income market, and so we have maintained an asset allocation in the portfolio in favor of stocks, which represent about 63% to 64% of net assets as of July 31, 2013.

    Within the Fund's fixed-income portfolio, we have kept the duration shorter than that of the benchmark, with significantly lower portfolio exposure to longer-maturity securities. In general, we think fixed-income assets are fairly valued, with the most attractive relative values available in the municipal market, where we have maintained an out-of-benchmark exposure in the Fund. The Fund also remains overweight to the corporate sector and to mortgage-backed securities--two areas that we think remain attractively valued.

    Within the Fund's equity portfolio, we also have positioned the assets in line with our expectations of an expanding economy at home and economic improvements in Europe. The portfolio's largest overweighting is to health care, followed by industrials. The utilities sector continues to represent the most significant Fund underweighting. We also have reduced portfolio exposure to telecom service providers, especially rural telecom services companies, and we remain cautious about the earnings growth prospects of the major service providers. We have added to the Fund's positions in financials, but have maintained an overall underweight to the sector.

    Overall, we believe the Fund is well positioned to perform well in an environment of steady, if unspectacular, economic growth.

8 Pioneer Classic Balanced Fund | Annual Report | 7/31/13

Please refer to the Schedule of Investments on pages 18-42 for a full listing of Fund securities.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates.

The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-Backed securities are also subject to prepayments.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                       Pioneer Classic Balanced Fund | Annual Report | 7/31/13 9

Portfolio Summary | 7/31/13

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                              61.5%
U.S. Corporate Bonds                                            14.0%
U.S. Government Securities                                       6.2%
Collateralized Mortgage Obligations                              5.7%
International Corporate Bonds                                    5.0%
Municipal Bonds                                                  1.8%
Asset Backed Securities                                          1.3%
International Common Stocks                                      1.3%
Senior Secured Loans                                             0.8%
Depository Receipts for International Stocks                     0.7%
Foreign Government Bonds                                         0.7%
U.S. Preferred Stocks                                            0.6%
Convertible Preferred Stocks                                     0.4%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                      26.7%
Information Technology                                          11.6%
Health Care                                                     10.2%
Consumer Discretionary                                           9.5%
Government                                                       9.3%
Energy                                                           9.2%
Industrials                                                      7.9%
Consumer Staples                                                 7.7%
Materials                                                        3.5%
Utilities                                                        2.2%
Telecommunication Services                                       2.2%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

 1. Pfizer, Inc.                                                           2.25%
--------------------------------------------------------------------------------
 2. Google, Inc.                                                           1.93
--------------------------------------------------------------------------------
 3. QUALCOMM, Inc.                                                         1.49
--------------------------------------------------------------------------------
 4. Johnson & Johnson, Inc.                                                1.44
--------------------------------------------------------------------------------
 5. United Technologies Corp.                                              1.43
--------------------------------------------------------------------------------
 6. Comcast Corp.                                                          1.33
--------------------------------------------------------------------------------
 7. Citigroup, Inc.                                                        1.32
--------------------------------------------------------------------------------
 8. The PNC Financial Services Group, Inc.                                 1.28
--------------------------------------------------------------------------------
 9. Microsoft Corp.                                                        1.28
--------------------------------------------------------------------------------
10. Philip Morris International, Inc.                                      1.24
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

10 Pioneer Classic Balanced Fund | Annual Report | 7/31/13

Prices and Distributions | 7/31/13

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                       7/31/13                      7/31/12
--------------------------------------------------------------------------------
          A                           $10.62                        $9.64
--------------------------------------------------------------------------------
          B                           $10.54                        $9.58
--------------------------------------------------------------------------------
          C                           $10.58                        $9.61
--------------------------------------------------------------------------------
          Y                           $10.66                        $9.66
--------------------------------------------------------------------------------

Distributions per Share: 8/1/12-7/31/13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     Net Investment         Short-Term        Long-Term
         Class           Income            Capital Gains     Capital Gains
--------------------------------------------------------------------------------
          A             $0.2362                 $--             $0.2062
--------------------------------------------------------------------------------
          B             $0.1534                 $--             $0.2062
--------------------------------------------------------------------------------
          C             $0.1664                 $--             $0.2062
--------------------------------------------------------------------------------
          Y             $0.2635                 $--             $0.2062
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Standard & Poor's 500 Index is an unmanaged, commonly used measure of the broad U.S. stock market. The Barclays Government/Credit Bond Index is unmanaged, and measures the performance of debt obligations of the U.S. government agencies and investment-grade domestic corporate debt. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The indices defined here pertain to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-15.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/13 11

Performance Update | 7/31/13                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Classic Balanced Fund at public offering price, compared to that of the Standard & Poor's 500 Index and Barclays
Government/Credit Bond Index.

Average Annual Total Returns
(As of July 31, 2013)
--------------------------------------------------------------------------------
                  Net Asset    Public Offering
Period            Value (NAV)  Price (POP)
--------------------------------------------------------------------------------
10 Years           6.59%        6.10%
5 Years            7.60         6.61
1 Year            15.21        10.08
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2012)
--------------------------------------------------------------------------------
                  Gross        Net
--------------------------------------------------------------------------------
                  1.30%         1.16%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                Pioneer Classic   Standard & Poor's    Barclays Government/Credit
                Balanced Fund     500 Index            Bond Index
7/31/2003       $  9,550          $ 10,000             $  10,000
7/31/2004       $ 10,345          $ 11,316             $  10,472
7/31/2005       $ 11,414          $ 12,905             $  10,990
7/31/2006       $ 12,272          $ 13,599             $  11,089
7/31/2007       $ 13,551          $ 15,792             $  11,719
7/31/2008       $ 12,532          $ 14,041             $  12,443
7/31/2009       $ 11,912          $ 11,240             $  13,331
7/31/2010       $ 13,112          $ 12,796             $  14,524
7/31/2011       $ 15,087          $ 15,310             $  15,181
7/31/2012       $ 15,692          $ 16,704             $  16,463
7/31/2013       $ 18,079          $ 20,877             $  16,134

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

POP returns reflect deduction of the maximum 4.50% sales charge. NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through December 1, 2014, for Class A shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Classic Balanced Fund acquired the assets and liabilities of AmSouth Balanced Fund on September 23, 2005. The performance shown for Class A shares of the Fund for periods prior to September 23, 2005, is based on the performance of AmSouth Balanced Fund's Class A shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of Class A shares of the Fund would be lower.

12 Pioneer Classic Balanced Fund | Annual Report | 7/31/13

Performance Update | 7/31/13                                      Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Classic Balanced Fund, compared to that of the Standard & Poor's 500 Index and Barclays Government/Credit Bond Index.

Average Annual Total Returns
(As of July 31, 2013)
--------------------------------------------------------------------------------
                  If           If
Period            Held         Redeemed
--------------------------------------------------------------------------------
10 Years           5.66%        5.66%
5 Years            6.62         6.62
1 Year            14.15        10.15
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2012)
--------------------------------------------------------------------------------
                  Gross        Net
--------------------------------------------------------------------------------
                  2.33%         2.06%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                Pioneer Classic   Standard & Poor's   Barclays Government/Credit
                Balanced Fund     500 Index           Bond Index
7/31/2003       $ 10,000          $ 10,000            $ 10,000
7/31/2004       $ 10,759          $ 11,316            $ 10,472
7/31/2005       $ 11,770          $ 12,905            $ 10,990
7/31/2006       $ 12,542          $ 13,599            $ 11,089
7/31/2007       $ 13,730          $ 15,792            $ 11,719
7/31/2008       $ 12,586          $ 14,041            $ 12,443
7/31/2009       $ 11,854          $ 11,240            $ 13,331
7/31/2010       $ 12,934          $ 12,796            $ 14,524
7/31/2011       $ 14,734          $ 15,310            $ 15,181
7/31/2012       $ 15,193          $ 16,704            $ 16,463
7/31/2013       $ 17,341          $ 20,877            $ 16,134

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC is 4% and declines over five years. For more complete information, please see the prospectus.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through December 1, 2014, for Class B shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Classic Balanced Fund acquired the assets and liabilities of AmSouth Balanced Fund on September 23, 2005. The performance shown for Class B shares of the Fund for periods prior to September 23, 2005, is based on the performance of AmSouth Balanced Fund's Class B shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of Class B shares of the Fund would be lower.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/13 13

Performance Update | 7/31/13                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Classic Balanced Fund, compared to that of the Standard & Poor's 500 Index and Barclays Government/Credit Bond Index.

Average Annual Total Returns
(As of July 31, 2013)
--------------------------------------------------------------------------------
                  If            If
Period            Held          Redeemed
--------------------------------------------------------------------------------
10 Years           5.76%         5.76%
5 Years            6.70          6.70
1 Year            14.35         14.35
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2012)
--------------------------------------------------------------------------------
                  Gross
--------------------------------------------------------------------------------
                  2.02%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                Pioneer Classic   Standard & Poor's   Barclays Government/Credit
                Balanced Fund     500 Index           Bond Index
7/31/2003       $ 10,000          $ 10,000            $ 10,000
7/31/2004       $ 10,759          $ 11,316            $ 10,472
7/31/2005       $ 11,770          $ 12,905            $ 10,990
7/31/2006       $ 12,610          $ 13,599            $ 11,089
7/31/2007       $ 13,813          $ 15,792            $ 11,719
7/31/2008       $ 12,652          $ 14,041            $ 12,443
7/31/2009       $ 11,920          $ 11,240            $ 13,331
7/31/2010       $ 13,020          $ 12,796            $ 14,524
7/31/2011       $ 14,841          $ 15,310            $ 15,181
7/31/2012       $ 15,304          $ 16,704            $ 16,463
7/31/2013       $ 17,500          $ 20,877            $ 16,134

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Classic Balanced Fund acquired the assets and liabilities of AmSouth Balanced Fund on September 23, 2005. The performance shown for Class C shares for periods prior to September 23, 2005, is based upon the performance of AmSouth Balanced Fund's Class B shares as adjusted to reflect sales charges applicable to Class C shares (but not other differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of Class C shares of the Fund would be lower.

14 Pioneer Classic Balanced Fund | Annual Report | 7/31/13

Performance Update | 7/31/13                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Classic Balanced Fund, compared to that of the Standard & Poor's 500 Index and Barclays Government/Credit Bond Index.

Average Annual Total Returns
(As of July 31, 2013)
--------------------------------------------------------------------------------
                  If            If
Period            Held          Redeemed
--------------------------------------------------------------------------------
10 Years           6.91%         6.91%
5 Years            8.00          8.00
1 Year            15.71         15.71
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2012)
--------------------------------------------------------------------------------
                  Gross
--------------------------------------------------------------------------------
                  0.88%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                Pioneer Classic   Standard & Poor's   Barclays Government/Credit
                Balanced Fund     500 Index           Bond Index
7/31/2003       $  5,000,000      $ 5,000,000         $  5,000,000
7/31/2004       $  5,425,779      $ 5,658,090         $  5,236,033
7/31/2005       $  5,990,001      $ 6,452,734         $  5,494,758
7/31/2006       $  6,462,457      $ 6,799,641         $  5,544,327
7/31/2007       $  7,161,524      $ 7,896,083         $  5,859,507
7/31/2008       $  6,642,531      $ 7,020,342         $  6,221,596
7/31/2009       $  6,335,438      $ 5,619,867         $  6,665,727
7/31/2010       $  7,005,755      $ 6,397,816         $  7,261,892
7/31/2011       $  8,077,306      $ 7,654,851         $  7,590,453
7/31/2012       $  8,432,925      $ 8,351,882         $  8,231,454
7/31/2013       $  9,758,024      $10,438,389         $  8,067,212

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Pioneer Classic Balanced Fund acquired the assets and liabilities of AmSouth Balanced Fund on September 23, 2005. The performance shown for Class Y shares of the Fund for periods prior to September 23, 2005, is based on the performance of AmSouth Balanced Fund's Class I shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of Class Y shares of the Fund would be lower. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/13 15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses.You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Classic Balanced Fund

Based on actual returns from February 1, 2013 through July 31, 2013.

--------------------------------------------------------------------------------
 Share Class                         A           B           C             Y
--------------------------------------------------------------------------------
 Beginning Account Value        $1,000.00   $1,000.00   $1,000.00    $1,000.00
 on 2/1/13
--------------------------------------------------------------------------------
 Ending Account                 $1,075.62   $1,069.92   $1,071.70    $1,079.59
 Value (after expenses)
 on 7/31/13
--------------------------------------------------------------------------------
 Expenses Paid                  $    5.97   $   10.57   $   10.32    $    4.64
 During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.16%, 2.06%, 2.01% and 0.90% for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period multiplied by 181/365 (to reflect the partial year period).

16 Pioneer Classic Balanced Fund | Annual Report | 7/31/13

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Classic Balanced Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from February 1, 2013 through July 31, 2013.

--------------------------------------------------------------------------------
 Share Class                      A           B            C            Y
--------------------------------------------------------------------------------
 Beginning Account Value     $1,000.00   $1,000.00   $1,000.00     $1,000.00
 on 2/1/13
--------------------------------------------------------------------------------
 Ending Account              $1,019.04   $1,014.58   $1,014.83     $1,020.33
 Value (after expenses)
 on 7/31/13
--------------------------------------------------------------------------------
 Expenses Paid               $    5.81   $   10.29   $   10.04     $    4.51
 During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.16%, 2.06%, 2.01% and 0.90% for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period multiplied by 181/365 (to reflect the partial year period).

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/13 17

Schedule of Investments | 7/31/13

-------------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                       Value
-------------------------------------------------------------------------------------------------------------
                                           PREFERRED STOCKS -- 0.6%
                                           BANKS -- 0.3%
                                           Diversified Banks -- 0.3%
      13,300          6.50       A-/Baa1   US Bancorp, Floating Rate Note
                                           (Perpetual)                                         $      358,302
       6,000          6.00       A-/Baa1   US Bancorp, Floating Rate Note
                                           (Perpetual)                                                159,900
                                                                                               --------------
                                                                                               $      518,202
-------------------------------------------------------------------------------------------------------------
                                           Regional Banks -- 0.0%+
       1,000          6.25         A-/NR   CoBank ACB, Floating Rate Note
                                           (Perpetual) (144A)                                  $      103,219
                                                                                               --------------
                                           Total Banks                                         $      621,421
-------------------------------------------------------------------------------------------------------------
                                           DIVERSIFIED FINANCIALS -- 0.0%+
                                           Other Diversified Financial
                                           Services -- 0.0%+
       3,000          7.88        BB/Ba2   Citigroup Capital XIII, Floating Rate
                                           Note, 10/30/40                                      $       82,500
                                                                                               --------------
                                           Total Diversified Financials                        $       82,500
-------------------------------------------------------------------------------------------------------------
                                           INSURANCE -- 0.3%
                                           Property & Casualty Insurance -- 0.3%
      21,025          5.10      BBB/Baa1   The Allstate Corp., Floating Rate
                                           Note, 1/15/53                                       $      528,148
                                                                                               --------------
                                           Total Insurance                                     $      528,148
-------------------------------------------------------------------------------------------------------------
                                           TOTAL PREFERRED STOCKS
                                           (Cost $1,191,403)                                   $    1,232,069
-------------------------------------------------------------------------------------------------------------
                                           CONVERTIBLE PREFERRED STOCK -- 0.4%
                                           BANKS -- 0.4%
                                           Diversified Banks -- 0.4%
         700                    BBB+/Ba1   Wells Fargo & Co., 7.5% (Perpetual)                 $      814,100
-------------------------------------------------------------------------------------------------------------
                                           TOTAL CONVERTIBLE PREFERRED STOCK
                                           (Cost $730,069)                                     $      814,100
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Shares
-------------------------------------------------------------------------------------------------------------
                                           COMMON STOCKS -- 62.7%
                                           ENERGY -- 6.4%
                                           Oil & Gas Drilling -- 0.6%
      19,489                               Ensco Plc                                           $    1,117,499
-------------------------------------------------------------------------------------------------------------
                                           Oil & Gas Equipment & Services -- 0.9%
      18,546                               Halliburton Co.                                     $      838,094
      11,314                               Schlumberger, Ltd.                                         920,168
                                                                                               --------------
                                                                                               $    1,758,262
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Classic Balanced Fund | Annual Report | 7/31/13

-------------------------------------------------------------------------------------------------------------
Shares                                                                                         Value
-------------------------------------------------------------------------------------------------------------
                                           Integrated Oil & Gas -- 1.2%
      24,092                               BP Plc (A.D.R.)                                     $      998,372
      14,810                               Occidental Petroleum Corp.                               1,318,830
                                                                                               --------------
                                                                                               $    2,317,202
-------------------------------------------------------------------------------------------------------------
                                           Oil & Gas Exploration & Production -- 2.1%
       7,833                               Anadarko Petroleum Corp.                            $      693,377
      15,097                               Cobalt International Energy, Inc.*                         435,548
       5,828                               EOG Resources, Inc.                                        847,916
      15,069                               EQT Corp.                                                1,303,468
      21,234                               Marathon Oil Corp.                                         772,068
                                                                                               --------------
                                                                                               $    4,052,377
-------------------------------------------------------------------------------------------------------------
                                           Oil & Gas Refining & Marketing -- 0.5%
       7,097                               Phillips 66, Inc.                                   $      436,466
      14,448                               Valero Energy Corp.                                        516,805
                                                                                               --------------
                                                                                               $      953,271
-------------------------------------------------------------------------------------------------------------
                                           Oil & Gas Storage & Transportation -- 1.1%
      39,083                               Spectra Energy Corp.                                $    1,406,597
      11,873                               Targa Resources Corp.                                      809,382
                                                                                               --------------
                                                                                               $    2,215,979
                                                                                               --------------
                                           Total Energy                                        $   12,414,590
-------------------------------------------------------------------------------------------------------------
                                           MATERIALS -- 2.3%
                                           Fertilizers & Agricultural Chemicals -- 1.0%
      12,389                               Monsanto Co.                                        $    1,223,785
      18,544                               The Mosaic Co.                                             761,973
                                                                                               --------------
                                                                                               $    1,985,758
-------------------------------------------------------------------------------------------------------------
                                           Specialty Chemicals -- 0.7%
      14,517                               Ecolab, Inc.                                        $    1,337,596
-------------------------------------------------------------------------------------------------------------
                                           Diversified Metals & Mining -- 0.6%
      36,652                               Freeport-McMoRan Copper & Gold, Inc.                $    1,036,519
                                                                                               --------------
                                           Total Materials                                     $    4,359,873
-------------------------------------------------------------------------------------------------------------
                                           CAPITAL GOODS -- 5.9%
                                           Aerospace & Defense -- 2.0%
      15,628                               Raytheon Co.                                        $    1,122,716
      25,684                               United Technologies Corp.                                2,711,460
                                                                                               --------------
                                                                                               $    3,834,176
-------------------------------------------------------------------------------------------------------------
                                           Electrical Components & Equipment -- 0.7%
      13,868                               Rockwell Automation, Inc.                           $    1,343,116
-------------------------------------------------------------------------------------------------------------
                                           Industrial Conglomerates -- 1.4%
       5,122                               3M Co.                                              $      601,476
      81,453                               General Electric Co.                                     1,985,010
                                                                                               --------------
                                                                                               $    2,586,486
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/13 19

-------------------------------------------------------------------------------------------------------------
Shares                                                                                         Value
-------------------------------------------------------------------------------------------------------------
                                           Construction & Farm Machinery &
                                           Heavy Trucks -- 0.5%
       8,578                               Cummins, Inc.                                       $    1,039,568
-------------------------------------------------------------------------------------------------------------
                                           Industrial Machinery -- 1.3%
      11,283                               Ingersoll-Rand Plc                                  $      688,827
      13,206                               Snap-on, Inc.                                            1,252,589
      10,017                               Timken Co.                                                 585,193
                                                                                               --------------
                                                                                               $    2,526,609
                                                                                               --------------
                                           Total Capital Goods                                 $   11,329,955
-------------------------------------------------------------------------------------------------------------
                                           COMMERCIAL SERVICES & SUPPLIES -- 0.2%
                                           Diversified Support Services -- 0.2%
      17,481                               KAR Auction Services, Inc.                          $      444,717
                                                                                               --------------
                                           Total Commercial Services & Supplies                $      444,717
-------------------------------------------------------------------------------------------------------------
                                           TRANSPORTATION -- 1.1%
                                           Air Freight & Logistics -- 0.6%
      12,844                               United Parcel Service, Inc. (Class B)               $    1,114,859
-------------------------------------------------------------------------------------------------------------
                                           Airlines -- 0.5%
      46,552                               Delta Air Lines, Inc.*                              $      988,299
                                                                                               --------------
                                           Total Transportation                                $    2,103,158
-------------------------------------------------------------------------------------------------------------
                                           AUTOMOBILES & COMPONENTS -- 1.0%
                                           Auto Parts & Equipment -- 0.4%
      20,309                               Johnson Controls, Inc.                              $      816,625
-------------------------------------------------------------------------------------------------------------
                                           Automobile Manufacturers -- 0.6%
      70,228                               Ford Motor Co.                                      $    1,185,449
                                                                                               --------------
                                           Total Automobiles & Components                      $    2,002,074
-------------------------------------------------------------------------------------------------------------
                                           CONSUMER SERVICES -- 1.4%
                                           Restaurants -- 1.4%
       2,521                               Chipotle Mexican Grill, Inc.*                       $    1,039,333
      17,918                               McDonald's Corp.                                         1,757,397
                                                                                               --------------
                                                                                               $    2,796,730
                                                                                               --------------
                                           Total Consumer Services                             $    2,796,730
-------------------------------------------------------------------------------------------------------------
                                           MEDIA -- 3.4%
                                           Cable & Satellite -- 1.3%
      56,056                               Comcast Corp.                                       $    2,527,004
-------------------------------------------------------------------------------------------------------------
                                           Movies & Entertainment -- 1.3%
      50,176                               Regal Entertainment Group                           $      945,818
      17,933                               The Walt Disney Co.                                      1,159,368
       8,335                               Time Warner, Inc.                                          518,937
                                                                                               --------------
                                                                                               $    2,624,123
-------------------------------------------------------------------------------------------------------------
                                           Publishing -- 0.8%
      57,067                               Gannett Co., Inc.                                   $    1,470,046
                                                                                               --------------
                                           Total Media                                         $    6,621,173
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Classic Balanced Fund | Annual Report | 7/31/13

-------------------------------------------------------------------------------------------------------------
Shares                                                                                         Value
-------------------------------------------------------------------------------------------------------------
                                           RETAILING -- 2.0%
                                           Department Stores -- 0.4%
      15,144                               Macy's, Inc.                                        $      732,061
-------------------------------------------------------------------------------------------------------------
                                           Apparel Retail -- 0.5%
      13,931                               Ross Stores, Inc.                                   $      939,925
-------------------------------------------------------------------------------------------------------------
                                           Home Improvement Retail -- 1.1%
      17,289                               Lowe's Companies, Inc.                              $      770,744
      16,985                               The Home Depot, Inc.                                     1,342,325
                                                                                               --------------
                                                                                               $    2,113,069
                                                                                               --------------
                                           Total Retailing                                     $    3,785,055
-------------------------------------------------------------------------------------------------------------
                                           FOOD & STAPLES RETAILING -- 1.7%
                                           Drug Retail -- 1.7%
      22,808                               CVS Caremark Corp.                                  $    1,402,464
      38,327                               Walgreen Co.                                             1,925,932
                                                                                               --------------
                                                                                               $    3,328,396
                                                                                               --------------
                                           Total Food & Staples Retailing                      $    3,328,396
-------------------------------------------------------------------------------------------------------------
                                           FOOD, BEVERAGE & TOBACCO -- 4.3%
                                           Soft Drinks -- 1.2%
      16,503                               Coca-Cola Enterprises, Inc.                         $      619,523
      19,177                               PepsiCo, Inc.                                            1,602,047
                                                                                               --------------
                                                                                               $    2,221,570
-------------------------------------------------------------------------------------------------------------
                                           Packaged Foods & Meats -- 1.0%
      15,176                               Campbell Soup Co.                                   $      710,237
      10,448                               Green Mountain Coffee Roasters, Inc.*                      806,377
      13,223                               Hillshire Brands Co.                                       465,582
                                                                                               --------------
                                                                                               $    1,982,196
-------------------------------------------------------------------------------------------------------------
                                           Tobacco -- 2.1%
      48,107                               Altria Group, Inc.                                  $    1,686,631
      26,451                               Philip Morris International, Inc.                        2,358,900
                                                                                               --------------
                                                                                               $    4,045,531
                                                                                               --------------
                                           Total Food, Beverage & Tobacco                      $    8,249,297
-------------------------------------------------------------------------------------------------------------
                                           HOUSEHOLD & PERSONAL PRODUCTS -- 0.9%
                                           Household Products -- 0.9%
      11,329                               Colgate-Palmolive Co.                               $      678,267
      14,379                               The Procter & Gamble Co.                                 1,154,634
                                                                                               --------------
                                                                                               $    1,832,901
                                                                                               --------------
                                           Total Household & Personal Products                 $    1,832,901
-------------------------------------------------------------------------------------------------------------
                                           HEALTH CARE EQUIPMENT & SERVICES -- 2.0%
                                           Health Care Equipment -- 0.4%
      11,887                               Covidien Plc                                        $      732,596
-------------------------------------------------------------------------------------------------------------
                                           Health Care Distributors -- 1.2%
      18,441                               McKesson Corp.                                      $    2,261,973
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/13 21

-------------------------------------------------------------------------------------------------------------
Shares                                                                                         Value
-------------------------------------------------------------------------------------------------------------
                                           Managed Health Care -- 0.4%
      11,978                               UnitedHealth Group, Inc.                            $      872,597
                                                                                               --------------
                                           Total Health Care Equipment & Services              $    3,867,166
-------------------------------------------------------------------------------------------------------------
                                           PHARMACEUTICALS, BIOTECHNOLOGY &
                                           LIFE SCIENCES -- 8.0%
                                           Biotechnology -- 2.4%
       6,975                               Amgen, Inc.                                         $      755,323
      11,327                               Celgene Corp.*                                           1,663,483
      23,742                               Gilead Sciences, Inc.*                                   1,458,946
      10,582                               Vertex Pharmaceuticals, Inc.*                              844,444
                                                                                               --------------
                                                                                               $    4,722,196
-------------------------------------------------------------------------------------------------------------
                                           Pharmaceuticals -- 5.6%
      15,357                               AbbVie, Inc.                                        $      698,436
       8,738                               Actavis, Inc.*                                           1,173,251
       8,972                               AstraZeneca Plc (A.D.R.)                                   455,060
      29,211                               Johnson & Johnson, Inc.                                  2,731,228
      12,320                               Merck & Co., Inc.                                          593,454
     146,714                               Pfizer, Inc.                                             4,288,447
      29,237                               Zoetis, Inc.                                               871,555
                                                                                               --------------
                                                                                               $   10,811,431
                                                                                               --------------
                                           Total Pharmaceuticals, Biotechnology
                                           & Life Sciences                                     $   15,533,627
-------------------------------------------------------------------------------------------------------------
                                           BANKS -- 2.7%
                                           Diversified Banks -- 0.3%
      12,857                               US Bancorp, Inc.                                    $      479,823
-------------------------------------------------------------------------------------------------------------
                                           Regional Banks -- 1.7%
      69,077                               KeyCorp                                             $      848,956
      32,024                               The PNC Financial Services Group, Inc.                   2,435,425
                                                                                               --------------
                                                                                               $    3,284,381
-------------------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage Finance -- 0.7%
      53,068                               New York Community Bancorp, Inc.                    $      805,042
      39,331                               People's United Financial, Inc.                            589,965
                                                                                               --------------
                                                                                               $    1,395,007
                                                                                               --------------
                                           Total Banks                                         $    5,159,211
-------------------------------------------------------------------------------------------------------------
                                           DIVERSIFIED FINANCIALS -- 5.2%
                                           Other Diversified Financial Services -- 2.1%
      48,008                               Citigroup, Inc.                                     $    2,503,137
      27,815                               JPMorgan Chase & Co.                                     1,550,130
                                                                                               --------------
                                                                                               $    4,053,267
-------------------------------------------------------------------------------------------------------------
                                           Consumer Finance -- 0.7%
      27,302                               Discover Financial Services, Inc.                   $    1,351,722
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Classic Balanced Fund | Annual Report | 7/31/13

-------------------------------------------------------------------------------------------------------------
Shares                                                                                         Value
-------------------------------------------------------------------------------------------------------------
                                              Asset Management & Custody Banks -- 1.5%
       2,052                                  Affiliated Managers Group, Inc.*                 $      370,078
      67,691                                  Ares Capital Corp.                                    1,204,223
      12,450                                  Franklin Resources, Inc.                                608,556
      14,411                                  The Carlyle Group LP                                    403,364
       9,669                                  Walter Investment Management Corp.*                     384,730
                                                                                               --------------
                                                                                               $    2,970,951
-------------------------------------------------------------------------------------------------------------
                                              Investment Banking & Brokerage -- 0.9%
      13,527                                  Morgan Stanley Co.                               $      368,070
       8,269                                  The Goldman Sachs Group, Inc.                         1,356,364
                                                                                               --------------
                                                                                               $    1,724,434
                                                                                               --------------
                                              Total Diversified Financials                     $   10,100,374
-------------------------------------------------------------------------------------------------------------
                                              REAL ESTATE -- 1.5%
                                              Residential REIT -- 0.5%
      22,054                                  American Campus Communities, Inc.                $      847,094
-------------------------------------------------------------------------------------------------------------
                                              Specialized REIT -- 1.0%
      54,504                                  Chesapeake Lodging Trust                         $    1,248,687
      15,046                                  Plum Creek Timber Co., Inc.                             733,944
                                                                                               --------------
                                                                                               $    1,982,631
                                                                                               --------------
                                              Total Real Estate                                $    2,829,725
-------------------------------------------------------------------------------------------------------------
                                              SOFTWARE & SERVICES -- 4.8%
                                              Internet Software & Services -- 2.4%
      20,030                                  eBay, Inc.*                                      $    1,035,351
       4,138                                  Google, Inc.*                                         3,672,889
                                                                                               --------------
                                                                                               $    4,708,240
-------------------------------------------------------------------------------------------------------------
                                              Data Processing & Outsourced Services -- 0.4%
       4,792                                  Visa, Inc.                                       $      848,232
-------------------------------------------------------------------------------------------------------------
                                              Application Software -- 0.7%
      12,206                                  Adobe Systems, Inc.*                             $      577,100
      10,068                                  Citrix Systems, Inc.*                                   725,097
                                                                                               --------------
                                                                                               $    1,302,197
-------------------------------------------------------------------------------------------------------------
                                              Systems Software -- 1.3%
      76,220                                  Microsoft Corp.                                  $    2,426,083
                                                                                               --------------
                                              Total Software & Services                        $    9,284,752
-------------------------------------------------------------------------------------------------------------
                                              TECHNOLOGY HARDWARE & EQUIPMENT -- 4.0%
                                              Communications Equipment -- 2.2%
      42,101                                  Cisco Systems, Inc.                              $    1,075,681
       6,742                                  Motorola Solutions, Inc.                                369,664
      43,780                                  Qualcomm, Inc.                                        2,825,999
                                                                                               --------------
                                                                                               $    4,271,344
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/13 23

-------------------------------------------------------------------------------------------------------------
Shares                                                                                         Value
-------------------------------------------------------------------------------------------------------------
                                           Computer Hardware -- 1.2%
       5,111                               Apple, Inc.                                         $    2,312,728
-------------------------------------------------------------------------------------------------------------
                                           Computer Storage & Peripherals -- 0.6%
      40,220                               EMC Corp.                                           $    1,051,753
                                                                                               --------------
                                           Total Technology Hardware &
                                           Equipment                                           $    7,635,825
-------------------------------------------------------------------------------------------------------------
                                           SEMICONDUCTORS & SEMICONDUCTOR
                                           EQUIPMENT -- 2.4%
                                           Semiconductors -- 2.4%
      21,262                               Analog Devices, Inc.                                $    1,049,492
      32,095                               Intel Corp.                                                747,814
      19,192                               Maxim Integrated Products, Inc.                            548,891
      31,622                               Microchip Technology, Inc.                               1,256,658
      20,229                               Xilinx, Inc.                                               944,492
                                                                                               --------------
                                                                                               $    4,547,347
                                                                                               --------------
                                           Total Semiconductors &
                                           Semiconductor Equipment                             $    4,547,347
-------------------------------------------------------------------------------------------------------------
                                           TELECOMMUNICATION SERVICES -- 0.9%
                                           Integrated Telecommunication Services -- 0.9%
      49,070                               CenturyLink, Inc.                                   $    1,759,160
                                                                                               --------------
                                           Total Telecommunication Services                    $    1,759,160
-------------------------------------------------------------------------------------------------------------
                                           UTILITIES -- 0.6%
                                           Gas Utilities -- 0.3%
      10,985                               ONEOK, Inc.                                         $      581,656
-------------------------------------------------------------------------------------------------------------
                                           Multi-Utilities -- 0.3%
      16,949                               Ameren Corp.                                        $      606,944
                                                                                               --------------
                                           Total Utilities                                     $    1,188,600
-------------------------------------------------------------------------------------------------------------
                                           TOTAL COMMON STOCKS
                                           (Cost $91,440,618)                                  $  121,173,706
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)
-------------------------------------------------------------------------------------------------------------
                                           ASSET BACKED SECURITIES -- 1.3%
                                           MATERIALS -- 0.5%
                                           Diversified Metals & Mining -- 0.0%+
      94,522                   BBB+/Baa1   Lehman ABS Manufactured Housing
                                           Contract Trust 2001-B, 5.873%, 4/15/40              $      101,010
-------------------------------------------------------------------------------------------------------------
                                           Precious Metals & Minerals -- 0.2%
     302,188                      AA+/A2   Credit-Based Asset Servicing and
                                           Securitization LLC, 5.121%,
                                           7/25/35 (Step)                                      $      297,998
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Classic Balanced Fund | Annual Report | 7/31/13

-------------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                       Value
-------------------------------------------------------------------------------------------------------------
                                           Steel -- 0.3%
     106,783          1.27        AAA/A1   Accredited Mortgage Loan Trust
                                           2004-3, Floating Rate Note, 10/25/34                $      100,268
       3,836          0.85        AA+/A3   Asset Backed Securities Corp., Home
                                           Equity, Floating Rate Note, 4/25/35                          3,832
      32,105          1.54        A+/Ba1   CDC Mortgage Capital Trust 2003-HE1,
                                           Floating Rate Note, 8/25/33                                 29,562
      23,942          0.60       AAA/Aaa   Home Equity Asset Trust 2005-5,
                                           Floating Rate Note, 11/25/35                                23,800
      29,017          0.47       AAA/Aa1   Home Equity Asset Trust 2005-6,
                                           Floating Rate Note, 12/25/35                                28,909
      95,289                     AAA/Aaa   HSBC Home Equity Loan Trust USA
                                           2006-3, 5.63%, 3/20/36 (Step)                               95,859
     265,000          1.77      AA-/Baa1   NovaStar Mortgage Funding Trust Series
                                           2004-3, Floating Rate Note, 12/25/34                       240,537
                                                                                               --------------
                                                                                               $      522,767
                                                                                               --------------
                                           Total Materials                                     $      921,775
-------------------------------------------------------------------------------------------------------------
                                           BANKS -- 0.5%
                                           Diversified Banks -- 0.0%+
      54,408          0.28        NR/Aa1   Wells Fargo Home Equity Asset-Backed
                                           Securities 2007-2 Trust, Floating Rate
                                           Note, 4/25/37                                       $       54,110
-------------------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage Finance -- 0.5%
     390,403                      BB-/B1   Citicorp Residential Mortgage Trust
                                           Series 2006-1, 5.939%, 7/25/36 (Step)               $      389,323
       4,735          0.60        AAA/A3   Citigroup Mortgage Loan Trust, Inc.,
                                           Floating Rate Note, 7/25/35                                  4,734
     200,000                      AAA/NR   Nationstar Mortgage Advance Receivable
                                           Trust, 1.679%, 6/20/46 (144A)                              199,688
     157,041                        A/NR   STORE Master Funding LLC, 5.77%,
                                           8/20/42 (144A)                                             160,849
      36,048          0.79       AA+/Aa1   Structured Asset Investment Loan Trust
                                           2005-4, Floating Rate Note, 5/25/35                         35,866
     150,000          0.32      CCC/Baa3   Structured Asset Securities Corp., Mortgage
                                           Loan Trust 2007-BC2, Floating Rate
                                           Note, 3/25/37                                              144,157
                                                                                               --------------
                                                                                               $      934,617
                                                                                               --------------
                                           Total Banks                                         $      988,727
-------------------------------------------------------------------------------------------------------------
                                           DIVERSIFIED FINANCIALS -- 0.3%
                                           Specialized Finance -- 0.2%
     305,000          0.63        NR/Aaa   GE Dealer Floorplan Master Note Trust,
                                           Floating Rate Note, 10/20/17                        $      305,541
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/13 25

-------------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                       Value
-------------------------------------------------------------------------------------------------------------
                                           Consumer Finance -- 0.1%
     269,978                      NR/Aa3   California Republic Auto Receivables
                                           Trust 2012-1, 1.18%, 8/15/17 (144A)                 $      269,445
                                                                                               --------------
                                           Total Diversified Financials                        $      574,986
-------------------------------------------------------------------------------------------------------------
                                           TOTAL ASSET BACKED SECURITIES
                                           (Cost $2,461,131)                                   $    2,485,488
-------------------------------------------------------------------------------------------------------------
                                           COLLATERALIZED MORTGAGE
                                           OBLIGATIONS -- 5.7%
                                           BANKS -- 2.9%
                                           Thrifts & Mortgage Finance -- 2.9%
      60,063                    BBB+/Ba3   Alternative Loan Trust 2004-2CB,
                                           5.125%, 3/25/34                                     $       60,501
     226,550                    CCC/Caa3   Alternative Loan Trust 2005-1CB,
                                           5.5%, 3/25/35                                              197,941
     197,078                     A+/Baa2   Banc of America Alternative Loan
                                           Trust 2003-2, 5.75%, 4/25/33                               213,701
     378,401                     NR/Baa2   Banc of America Alternative Loan
                                           Trust 2003-7, 5.5%, 9/25/33                                385,046
     302,706                      NR/Ba2   Banc of America Alternative Loan
                                           Trust 2004-2, 6.0%, 3/25/34                                312,076
      37,199          0.29        AAA/NR   Banc of America Funding 2010-R4
                                           Trust, Floating Rate Note, 9/26/46 (144A)                   37,114
     140,567          2.34      AA+/Baa2   Bear Stearns ARM Trust 2003-5,
                                           Floating Rate Note, 8/25/33                                136,590
      56,483                     AAA/Aaa   Bear Stearns Commercial Mortgage
                                           Securities Trust 2004-PWR6,
                                           4.705%, 11/11/41                                            56,973
     100,000          4.65        AA-/A1   City Center Trust 2011-CCHP,
                                           Floating Rate Note, 7/15/28 (144A)                         101,584
     168,000                     AAA/Aaa   COMM 2012-CCRE4 Mortgage Trust,
                                           2.436%, 10/15/45                                           160,993
     162,402          5.73          B/NR   GSR Mortgage Loan Trust 2004-3F,
                                           Floating Rate Note, 2/25/34                                158,288
     250,000                      AAA/NR   JP Morgan Chase Commercial Mortgage
                                           Securities Trust 2010-C2, 3.616%,
                                           11/15/43 (144A)                                            262,610
     324,525          2.14       A+/Baa1   JP Morgan Mortgage Trust 2003-A1,
                                           Floating Rate Note, 10/25/33                               324,547
          95          5.41       AAA/Aaa   Lehman Brothers Small Balance
                                           Commercial Mortgage Trust 2006-3,
                                           Floating Rate Note, 12/25/36 (144A)                             95
      14,315          1.04       AAA/Aaa   Lehman Brothers Small Balance
                                           Commercial Mortgage Trust 2007-3
                                           Class 1A2, Floating Rate Note,
                                           10/25/37 (144A)                                             14,274
     133,115          0.44        A+/Aa1   Lehman Brothers Small Balance
                                           Commercial, Floating Rate Note,
                                           2/25/30 (144A)                                             114,479

The accompanying notes are an integral part of these financial statements.

26 Pioneer Classic Balanced Fund | Annual Report | 7/31/13

-------------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                       Value
-------------------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage Finance -- (continued)
     179,998                       B-/NR   MASTR Alternative Loan Trust 2004-6,
                                           6.0%, 7/25/34                                       $      184,791
     410,153          0.47        A+/Ba2   Morgan Stanley Mortgage Loan Trust
                                           2005-6AR, Floating Rate Note, 11/25/35                     382,716
     826,890                   BBB-/Baa3   RALI Series 2003-QR24 Trust, 4.0%,
                                           7/25/33                                                    847,852
     109,214          0.77         A+/A2   RAMP Series 2004-SL1 Trust, Floating
                                           Rate Note, 10/25/31                                         79,486
     158,640                      BBB/NR   Residential Asset Securitization
                                           Trust 2004-A8, 5.25%, 11/25/34                             161,750
     257,426                      CCC/NR   Residential Asset Securitization
                                           Trust 2005-A9, 5.5%, 7/25/35                               250,796
     164,452          3.00        NR/Aaa   Sequoia Mortgage Trust 2013-8,
                                           Floating Rate Note, 6/25/43                                151,715
     250,000          1.50         NR/NR   Starwood Property Mortgage
                                           Trust 2013-FV1, Floating Rate Note,
                                           8/11/15 (144A)                                             249,375
     350,000                       BB/B1   Timberstar Trust, 7.53%, 10/15/36
                                           (144A)                                                     357,940
     341,795          2.50        BBB/NR   WaMu Mortgage Pass Through
                                           Certificates, Floating Rate Note, 3/25/35                  335,655
     157,819                     BB+/Ba2   Wells Fargo Mortgage Backed Securities
                                           2005-9 Trust, 5.5%, 10/25/35                               158,097
                                                                                               --------------
                                                                                               $    5,696,985
                                                                                               --------------
                                           Total Banks                                         $    5,696,985
-------------------------------------------------------------------------------------------------------------
                                           DIVERSIFIED FINANCIALS -- 1.4%
                                           Other Diversified Financial Services -- 1.2%
     159,462          5.07       BBB+/NR   Banc of America Mortgage 2005-H Trust,
                                           Floating Rate Note, 9/25/35                         $      156,652
      67,173                       A+/NR   Banc of America Mortgage Trust 2004-11,
                                           5.75%, 1/25/35                                              68,768
     333,000          1.49        AA-/NR   Del Coronado Trust 2013-DEL, Floating
                                           Rate Note, 3/15/26 (144A)                                  331,706
     300,000          5.52         NR/A2   LSTAR Commercial Mortgage Trust,
                                           Floating Rate Note, 6/25/43 (144A)                         317,312
      44,620          2.55      BBB+/NR    Merrill Lynch Mortgage Investors Trust
                                           Series MLMI 2005-A2, Floating Rate
                                           Note, 2/25/35                                               44,185
     130,245          2.55         A+/NR   Merrill Lynch Mortgage Investors Trust
                                           Series MLMI 2005-A2, Floating Rate
                                           Note, 2/25/35                                              130,193
     637,076                       NR/B1   RALI Series 2004-QS13 Trust, 5.0%,
                                           9/25/19                                                    654,342
     127,965                     NR/Baa3   RALI Series 2004-QS3 Trust, 5.0%,
                                           3/25/19                                                    133,112
      97,128          0.79       BB+/Ba3   RALI Series 2004-QS5 Trust, Floating
                                           Rate Note, 4/25/34                                          93,478

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/13 27

-------------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                       Value
-------------------------------------------------------------------------------------------------------------
                                           Other Diversified Financial Services -- (continued)
     145,928          2.96       BB+/Ba2   Structured Adjustable Rate Mortgage
                                           Loan Trust Class 1A1, Floating Rate Note,
                                           3/25/34                                             $      143,822
     126,342          2.44       BBB-/B3   Structured Adjustable Rate Mortgage
                                           Loan Trust, Floating Rate Note, 1/25/35                    120,393
     162,816          2.75        A+/Ba2   Structured Adjustable Rate Mortgage
                                           Loan Trust, Floating Rate Note, 9/25/34                    161,750
                                                                                               --------------
                                                                                               $    2,355,713
-------------------------------------------------------------------------------------------------------------
                                           Investment Banking & Brokerage -- 0.2%
     304,750          5.20       AAA/Aaa   Bear Stearns Commercial Mortgage
                                           Securities Trust 2004-TOP14, Floating
                                           Rate Note, 1/12/41                                  $      308,299
                                                                                               --------------
                                           Total Diversified Financials                        $    2,664,012
-------------------------------------------------------------------------------------------------------------
                                           REAL ESTATE -- 0.2%
                                           Mortgage REIT -- 0.2%
     200,000                      BBB/B1   Credit Suisse First Boston Mortgage
                                           Securities Corp., 4.877%, 4/15/37                   $      200,578
     109,000          3.82         NR/NR   FREMF Mortgage Trust Class B,
                                           Floating Rate Note, 6/25/47 (144A)                         105,722
                                                                                               --------------
                                                                                               $      306,300
                                                                                               --------------
                                           Total Real Estate                                   $      306,300
-------------------------------------------------------------------------------------------------------------
                                           GOVERNMENT -- 1.2%
      14,679                       NR/NR   Fannie Mae Benchmark REMIC,
                                           5.45%, 12/25/20                                     $       14,790
     122,453          0.51         NR/NR   Fannie Mae REMICS, Floating Rate
                                           Note, 11/25/36                                             122,942
     194,876          3.95         NR/NR   Fannie Mae REMICS, Floating Rate
                                           Note, 3/25/39                                              187,717
     193,155          0.49         NR/NR   Fannie Mae REMICS, Floating Rate
                                           Note, 4/25/36                                              193,472
     463,285          0.64         NR/NR   Fannie Mae REMICS, Floating Rate
                                           Note, 7/25/41                                              467,476
      89,568          0.74         NR/NR   Fannie Mae REMICS, Floating Rate
                                           Note, 9/25/37                                               90,516
     781,555                       NR/NR   Freddie Mac REMICS, 3.5%, 11/15/25                         801,230
      53,639                       NR/NR   Freddie Mac REMICS, 5.0%, 6/15/34                           55,387
      88,141          0.84         NR/NR   Freddie Mac REMICS, Floating Rate
                                           Note, 2/15/24                                               88,414
     216,351          0.59         NR/NR   Freddie Mac REMICS, Floating Rate
                                           Note, 5/15/41                                              217,321
      65,883          0.69         NR/NR   Government National Mortgage
                                           Association, Floating Rate Note,
                                           11/20/30                                                    66,760
                                                                                               --------------
                                                                                               $    2,306,025
                                                                                               --------------
                                           Total Government                                    $    2,306,025
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28 Pioneer Classic Balanced Fund | Annual Report | 7/31/13

-------------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                       Value
-------------------------------------------------------------------------------------------------------------
                                           TOTAL COLLATERALIZED
                                           MORTGAGE OBLIGATIONS
                                           (Cost $10,867,480)                                  $   10,973,322
-------------------------------------------------------------------------------------------------------------
                                           CORPORATE BONDS -- 18.8%
                                           ENERGY -- 2.6%
                                           Oil & Gas Drilling -- 0.3%
     225,000                   BBB+/Baa1   Pride International, Inc., 6.875%,
                                           8/15/20                                             $      269,261
     250,000                   BBB-/Baa3   Transocean, Inc., 6.375%, 12/15/21                         282,100
                                                                                               --------------
                                                                                               $      551,361
-------------------------------------------------------------------------------------------------------------
                                           Oil & Gas Equipment & Services -- 0.2%
     355,000                   BBB-/Baa2   Weatherford International, Ltd., Bermuda,
                                           9.625%, 3/1/19                                      $      455,454
-------------------------------------------------------------------------------------------------------------
                                           Oil & Gas Exploration & Production -- 0.3%
     200,000                       NR/A1   Dolphin Energy, Ltd., 5.5%, 12/15/21
                                           (144A)                                              $      220,000
     400,000                   BBB-/Baa3   Novatek OAO via Novatek Finance, Ltd.,
                                           4.422%, 12/13/22 (144A)                                    366,000
                                                                                               --------------
                                                                                               $      586,000
-------------------------------------------------------------------------------------------------------------
                                           Oil & Gas Refining & Marketing -- 0.5%
     360,000                        A/A2   Motiva Enterprises LLC, 5.75%,
                                           1/15/20 (144A)                                      $      414,352
     370,000                    BBB/Baa2   Valero Energy Corp., 9.375%, 3/15/19                       484,449
                                                                                               --------------
                                                                                               $      898,801
-------------------------------------------------------------------------------------------------------------
                                           Oil & Gas Storage & Transportation -- 1.3%
      90,000                   BBB-/Baa2   Boardwalk Pipelines LP, 5.5%, 2/1/17                $       98,995
     125,000                   BBB-/Baa3   Buckeye Partners LP, 6.05%, 1/15/18                        140,246
     385,000                    BBB/Baa2   DCP Midstream LLC, 9.75%, 3/15/19
                                           (144A)                                                     494,329
     250,000          5.85      BB+/Baa3   DCP Midstream LLC, Floating Rate Note,
                                           5/21/43 (144A)                                             238,750
     400,000          7.00     BBB-/Baa2   Enterprise Products Operating LLC,
                                           Floating Rate Note, 6/1/67                                 421,000
     425,000                        A/A3   Questar Pipeline Co., 5.83%, 2/1/18                        489,396
     200,000                    BBB/Baa2   Spectra Energy Capital LLC, 6.75%,
                                           7/15/18                                                    234,510
     242,000                   BBB-/Baa3   The Williams Companies, Inc., 7.75%,
                                           6/15/31                                                    284,909
     200,000          6.35      BBB/Baa1   TransCanada PipeLines, Ltd., Floating
                                           Rate Note, 5/15/67                                         209,943
                                                                                               --------------
                                                                                               $    2,612,078
                                                                                               --------------
                                           Total Energy                                        $    5,103,694
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/13 29

-------------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                       Value
-------------------------------------------------------------------------------------------------------------
                                           MATERIALS -- 0.8%
                                           Specialty Chemicals -- 0.1%
     200,000                    BBB/Baa2   Cytec Industries, Inc., 3.5%, 4/1/23                $      189,378
-------------------------------------------------------------------------------------------------------------
                                           Construction Materials -- 0.1%
     125,000                    BBB/Baa2   Holcim US Finance Sarl & Cie SCS,
                                           6.0%, 12/30/19 (144A)                               $      141,623
-------------------------------------------------------------------------------------------------------------
                                           Diversified Metals & Mining -- 0.4%
     350,000                     BB+/Ba1   Gold Fields Orogen Holding BVI, Ltd.,
                                           4.875%, 10/7/20 (144A)                              $      288,520
     425,000                     A-/Baa2   Vale Canada, Ltd., 7.2%, 9/15/32                           446,032
                                                                                               --------------
                                                                                               $      734,552
-------------------------------------------------------------------------------------------------------------
                                           Steel -- 0.2%
     195,000                     BB+/Ba2   Commercial Metals Co., 7.35%, 8/15/18               $      214,500
     200,000                    BBB/Baa2   Glencore Funding LLC, 4.125%,
                                           5/30/23 (144A)                                             179,149
                                                                                               --------------
                                                                                               $      393,649
                                                                                               --------------
                                           Total Materials                                     $    1,459,202
-------------------------------------------------------------------------------------------------------------
                                           CAPITAL GOODS -- 0.5%
                                           Construction & Farm Machinery &
                                           Heavy Trucks -- 0.2%
     250,000                        A/A3   Cummins, Inc., 5.65%, 3/1/98                        $      236,883
     130,000                        A/A3   Cummins, Inc., 6.75%, 2/15/27                              148,942
                                                                                               --------------
                                                                                               $      385,825
-------------------------------------------------------------------------------------------------------------
                                           Industrial Machinery -- 0.1%
     150,000                    BBB/Baa3   Valmont Industries, Inc., 6.625%,
                                           4/20/20                                             $      169,720
-------------------------------------------------------------------------------------------------------------
                                           Trading Companies & Distributors -- 0.2%
     375,000                      BB+/NR   Aviation Capital Group Corp.,
                                           6.75%, 4/6/21 (144A)                                $      401,081
                                                                                               --------------
                                           Total Capital Goods                                 $      956,626
-------------------------------------------------------------------------------------------------------------
                                           TRANSPORTATION -- 0.0%+
                                           Airlines -- 0.0%+
       4,663                   BBB+/Baa2   Continental Airlines 1998-1 Class A
                                           Pass Through Trust, 6.648%, 9/15/17                 $        4,943
      82,132                      A/Baa1   Delta Air Lines 2010-2 Class A Pass
                                           Through Trust, 4.95%, 5/23/19                               88,497
                                                                                               --------------
                                                                                               $       93,440
                                                                                               --------------
                                           Total Transportation                                $       93,440
-------------------------------------------------------------------------------------------------------------
                                           AUTOMOBILES & COMPONENTS -- 0.0%+
                                           Automobile Manufacturers -- 0.0%+
      55,000                   BBB+/Baa1   Hyundai Motor Manufacturing
                                           Czech s.r.o., 4.5%, 4/15/15 (144A)                  $       57,590
                                                                                               --------------
                                           Total Automobiles & Components                      $       57,590
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30 Pioneer Classic Balanced Fund | Annual Report | 7/31/13

-------------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                       Value
-------------------------------------------------------------------------------------------------------------
                                           CONSUMER SERVICES -- 0.5%
                                           Education Services -- 0.5%
     250,000                     AAA/Aaa   Massachusetts Institute of Technology,
                                           5.6%, 7/1/11                                        $      295,200
     300,000                     AAA/Aaa   The Board of Trustees of The Leland
                                           Stanford Junior University, 4.75%, 5/1/19                  342,915
     250,000                       A+/A1   The George Washington University,
                                           1.827%, 9/15/17                                            246,806
                                                                                               --------------
                                                                                               $      884,921
                                                                                               --------------
                                           Total Consumer Services                             $      884,921
-------------------------------------------------------------------------------------------------------------
                                           MEDIA -- 0.5%
                                           Broadcasting -- 0.3%
     512,000                   BBB+/Baa1   News America, Inc., 7.3%, 4/30/28                   $      612,065
-------------------------------------------------------------------------------------------------------------
                                           Cable & Satellite -- 0.2%
     125,000                   BBB+/Baa1   British Sky Broadcasting Group Plc,
                                           6.1%, 2/15/18 (144A)                                $      143,661
     100,000                    BBB/Baa2   Time Warner Cable, Inc., 8.25%, 4/1/19                     116,410
      50,000                    BBB/Baa2   Time Warner Cable, Inc., 8.75%, 2/14/19                     59,242
                                                                                               --------------
                                                                                               $      319,313
-------------------------------------------------------------------------------------------------------------
                                           Publishing -- 0.0%+
      95,000                     A-/Baa1   Thomson Reuters Corp., 0.875%,
                                           5/23/16                                             $       94,423
                                                                                               --------------
                                           Total Media                                         $    1,025,801
-------------------------------------------------------------------------------------------------------------
                                           FOOD & STAPLES RETAILING -- 0.2%
                                           Drug Retail -- 0.2%
     181,141                   BBB+/Baa2   CVS Pass-Through Trust, 5.298%,
                                           1/11/27 (144A)                                      $      193,767
     117,410                   BBB+/Baa2   CVS Pass-Through Trust, 5.773%,
                                           1/10/33 (144A)                                             127,158
                                                                                               --------------
                                                                                               $      320,925
                                                                                               --------------
                                           Total Food & Staples Retailing                      $      320,925
-------------------------------------------------------------------------------------------------------------
                                           FOOD, BEVERAGE & TOBACCO -- 0.4%
                                           Brewers -- 0.1%
      55,000                        A/A3   Anheuser-Busch InBev Worldwide, Inc.,
                                           7.75%, 1/15/19                                      $       69,704
-------------------------------------------------------------------------------------------------------------
                                           Agricultural Products -- 0.2%
     410,000                    BBB/Baa2   Viterra, Inc., 5.95%, 8/1/20 (144A)                 $      426,770
-------------------------------------------------------------------------------------------------------------
                                           Packaged Foods & Meats -- 0.1%
     250,000                    BBB/Baa2   Kraft Foods Group, Inc., 3.5%, 6/6/22               $      250,307
                                                                                               --------------
                                           Total Food, Beverage & Tobacco                      $      746,781
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/13 31

-------------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                       Value
-------------------------------------------------------------------------------------------------------------
                                           HOUSEHOLD & PERSONAL PRODUCTS -- 0.1%
                                           Personal Products -- 0.1%
     200,000                   BBB-/Baa2   Avon Products, Inc., 5.0%, 3/15/23                  $      199,336
                                                                                               --------------
                                           Total Household & Personal Products                 $      199,336
-------------------------------------------------------------------------------------------------------------
                                           HEALTH CARE EQUIPMENT & SERVICES -- 0.1%
                                           Managed Health Care -- 0.1%
     100,000                     A-/Baa2   WellPoint, Inc., 3.3%, 1/15/23                      $       95,576
                                                                                               --------------
                                           Total Health Care Equipment & Services              $       95,576
-------------------------------------------------------------------------------------------------------------
                                           BANKS -- 1.6%
                                           Diversified Banks -- 0.7%
     200,000                     AA-/Aa2   Cooperatieve Centrale Raiffeisen-
                                           Boerenleenbank BA Netherlands,
                                           3.875%, 2/8/22                                      $      201,323
     200,000                      A+/Aa3   HSBC Holdings Plc, 4.875%, 1/14/22                         216,852
     250,000                    BBB/Baa2   Intesa Sanpaolo S.p.A., 3.125%, 1/15/16                    247,844
     200,000                    BBB/Baa2   Intesa Sanpaolo S.p.A., 6.5%, 2/24/21
                                           (144A)                                                     202,718
     250,000                      BBB/A3   Macquarie Bank, Ltd., 6.625%, 4/7/21
                                           (144A)                                                     272,390
     250,000                      A/Baa1   Nordea Bank AB, 4.25%, 9/21/22
                                           (144A)                                                     247,319
                                                                                               --------------
                                                                                               $    1,388,446
-------------------------------------------------------------------------------------------------------------
                                           Regional Banks -- 0.9%
     138,000                       A-/A2   BB&T Corp., 1.6%, 8/15/17                           $      136,078
     250,000                        A/A2   HSBC Bank USA NA New York NY,
                                           6.0%, 8/9/17                                               284,003
     600,000                   BBB-/Baa2   Sovereign Bank, 8.75%, 5/30/18                             704,457
     600,000          6.75      BBB/Baa3   The PNC Financial Services Group, Inc.,
                                           Floating Rate Note (Perpetual)                             639,000
                                                                                               --------------
                                                                                               $    1,763,538
                                                                                               --------------
                                           Total Banks                                         $    3,151,984
-------------------------------------------------------------------------------------------------------------
                                           DIVERSIFIED FINANCIALS -- 4.0%
                                           Other Diversified Financial Services -- 1.9%
     290,000                   BBB+/Baa2   Alterra Finance LLC, 6.25%, 9/30/20                 $      328,426
     250,000          5.25        BB-/NR   Caelus Re, Ltd., Floating Rate Note,
                                           3/7/16 (Cat Bond) (144A)                                   247,225
     200,000                       A-/NR   Carlyle Holdings Finance LLC, 3.875%,
                                           2/1/23 (144A)                                              193,990
     200,000                       A-/NR   Carlyle Holdings II Finance LLC, 5.625%,
                                           3/30/43 (144A)                                             184,344
     250,000                      AA+/A1   General Electric Capital Corp., 5.625%,
                                           9/15/17                                                    284,411
     420,000                      AA+/A1   General Electric Capital Corp., 6.75%,
                                           3/15/32                                                    506,336

The accompanying notes are an integral part of these financial statements.

32 Pioneer Classic Balanced Fund | Annual Report | 7/31/13

-------------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                       Value
-------------------------------------------------------------------------------------------------------------
                                           Other Diversified Financial Services -- (continued)
     100,000                   BBB+/Baa1   Hyundai Capital Services, Inc.,
                                           6.0%, 5/5/15 (144A)                                 $      107,508
   1,050,000          7.90       BBB/Ba1   JPMorgan Chase & Co., Floating Rate
                                           Note (Perpetual)                                         1,168,125
     300,000                       A-/NR   KKR Group Finance Co., II LLC, 5.5%,
                                           2/1/43 (144A)                                              271,916
     250,000          8.75         B+/NR   Residential Reinsurance 2011, Ltd.,
                                           Floating Rate Note, 6/6/15 (Cat Bond)
                                           (144A)                                                     261,700
                                                                                               --------------
                                                                                               $    3,553,981
-------------------------------------------------------------------------------------------------------------
                                           Specialized Finance -- 0.2%
     200,000                   BBB+/Baa1   BM&FBovespa SA, 5.5%, 7/16/20
                                           (144A)                                              $      207,000
     250,000          4.00         BB/NR   Sanders Re, Ltd., Floating Rate Note,
                                           5/5/17 (Cat Bond) (144A)                                   246,450
                                                                                               --------------
                                                                                               $      453,450
-------------------------------------------------------------------------------------------------------------
                                           Consumer Finance -- 0.5%
     360,000                    BBB/Baa1   Capital One Bank USA NA, 8.8%,
                                           7/15/19                                             $      466,496
     150,000                    BBB/Baa1   Capital One Financial Corp., 2.15%,
                                           3/23/15                                                    152,569
      70,000                     BBB+/A3   Nissan Motor Acceptance Corp., 4.5%,
                                           1/30/15 (144A)                                              73,660
     265,000          4.00      BBB-/Ba1   SLM Corp., Floating Rate Note, 7/25/14                     268,154
                                                                                               --------------
                                                                                               $      960,879
-------------------------------------------------------------------------------------------------------------
                                           Asset Management & Custody Banks -- 0.2%
     100,000                      AA-/A1   Franklin Resources, Inc., 3.125%,
                                           5/20/15                                             $      104,001
     250,000          4.50      BBB/Baa1   The Bank of New York Mellon Corp.,
                                           Floating Rate Note (Perpetual)                             232,812
                                                                                               --------------
                                                                                               $      336,813
-------------------------------------------------------------------------------------------------------------
                                           Investment Banking & Brokerage -- 1.2%
     385,000                    BBB/Baa3   Jefferies Group LLC, 6.875%, 4/15/21                $      431,739
     235,000                      BBB/A3   Macquarie Group, Ltd., 7.625%, 8/13/19
                                           (144A)                                                     275,056
     750,000                     A-/Baa1   Morgan Stanley, Inc., 4.0%, 9/22/20
                                           (Step)                                                     744,496
     250,000                   BBB+/Baa2   Morgan Stanley, Inc., 4.1%, 5/22/23                        234,694
     250,000                    BBB/Baa2   Raymond James Financial, Inc.,
                                           5.625%, 4/1/24                                             260,808
     425,000                     NR/Baa3   Scottrade Financial Services, Inc.,
                                           6.125%, 7/11/21 (144A)                                     412,833
                                                                                               --------------
                                                                                               $    2,359,626
                                                                                               --------------
                                           Total Diversified Financials                        $    7,664,749
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/13 33

-------------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                       Value
-------------------------------------------------------------------------------------------------------------
                                           INSURANCE -- 3.8%
                                           Insurance Brokers -- 0.2%
     250,000                   BBB-/Baa3   Ironshore Holdings US, Inc., 8.5%,
                                           5/15/20 (144A)                                      $      276,970
-------------------------------------------------------------------------------------------------------------
                                           Life & Health Insurance -- 0.9%
     280,000          6.05      BBB/Baa3   Lincoln National Corp., Floating Rate
                                           Note, 4/20/67                                       $      280,000
     365,000                    BBB/Baa2   MetLife, Inc., 10.75%, 8/1/39                              554,800
     220,000                     BBB+/A3   Principal Financial Group, Inc., 3.3%,
                                           9/15/22                                                    214,183
     335,000                     A-/Baa2   Protective Life Corp., 7.375%, 10/15/19                    406,889
     200,000          5.62     BBB+/Baa2   Prudential Financial, Inc., Floating Rate
                                           Note, 6/15/43                                              194,000
     150,000          5.88     BBB+/Baa2   Prudential Financial, Inc., Floating Rate
                                           Note, 9/15/42                                              151,500
                                                                                               --------------
                                                                                               $    1,801,372
-------------------------------------------------------------------------------------------------------------
                                           Multi-line Insurance -- 0.7%
     250,000                      BBB/A3   AXA SA, 8.6%, 12/15/30                              $      302,794
     250,000                   BBB-/Baa3   Genworth Holdings, Inc., 4.95%, 10/1/15                    265,429
     250,000                   BBB-/Baa3   Genworth Holdings, Inc., 7.625%, 9/24/21                   300,011
     500,000                   BBB-/Baa2   Liberty Mutual Group, Inc., 7.3%,
                                           6/15/14 (144A)                                             522,944
                                                                                               --------------
                                                                                               $    1,391,178
-------------------------------------------------------------------------------------------------------------
                                           Property & Casualty Insurance -- 1.1%
     200,000                   BBB-/Baa2   OneBeacon US Holdings, Inc., 4.6%,
                                           11/9/22                                             $      196,389
     250,000          6.80      BBB/Baa3   QBE Capital Funding II LP, Floating
                                           Rate Note (Perpetual) (144A)                               251,562
     200,000                     A-/Baa1   QBE Insurance Group, Ltd., 2.4%,
                                           5/1/18 (144A)                                              194,203
     280,000                    BBB/Baa3   Sirius International Group, Ltd.,
                                           6.375%, 3/20/17 (144A)                                     305,264
     250,000          7.51       BB+/Ba2   Sirius International Group, Ltd.,
                                           Floating Rate Note (Perpetual) (144A)                      260,000
     400,000                   BBB-/Baa3   The Hanover Insurance Group, Inc.,
                                           7.5%, 3/1/20                                               456,291
     100,000                   BBB-/Baa3   The Hanover Insurance Group, Inc.,
                                           7.625%, 10/15/25                                           122,264
     250,000          6.50      BBB-/Ba1   XL Group Plc, Floating Rate Note
                                           (Perpetual)                                                245,625
                                                                                               --------------
                                                                                               $    2,031,598
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral pa  rt of these financial statements.

34 Pioneer Classic Balanced Fund | Annual Report | 7/31/13

-------------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                       Value
-------------------------------------------------------------------------------------------------------------
                                           Reinsurance -- 0.9%
     200,000          6.38         NR/NR   Aquarius + Investments Plc for Swiss
                                           Reinsurance Co., Ltd., Floating Rate
                                           Note, 9/1/24                                        $      202,250
     260,000                      BBB/NR   Montpelier Re Holdings, Ltd., 4.7%,
                                           10/15/22                                                   255,354
     250,000          9.00         BB/NR   Mystic Re, Ltd., Floating Rate Note,
                                           3/12/15 (Cat Bond) (144A)                                  256,950
     450,000                      BBB/NR   Platinum Underwriters Finance, Inc.,
                                           7.5%, 6/1/17                                               501,204
     265,000          6.75     BBB-/Baa3   Reinsurance Group of America, Inc.,
                                           Floating Rate Note, 12/15/65                               267,650
     240,000                   BBB+/Baa2   Validus Holdings, Ltd., 8.875%, 1/26/40                    308,444
                                                                                               --------------
                                                                                               $    1,791,852
                                                                                               --------------
                                           Total Insurance                                     $    7,292,970
-------------------------------------------------------------------------------------------------------------
                                           REAL ESTATE -- 1.1%
                                           Diversified REIT -- 0.2%
      60,000                    BBB/Baa2   Digital Realty Trust LP, 5.875%, 2/1/20             $       65,360
     250,000                    BBB/Baa2   Goodman Funding Pty, Ltd., 6.0%,
                                           3/22/22 (144A)                                             270,184
                                                                                               --------------
                                                                                               $      335,544
-------------------------------------------------------------------------------------------------------------
                                           Office REIT -- 0.4%
     110,000                   BBB-/Baa2   Alexandria Real Estate Equities, Inc.,
                                           4.6%, 4/1/22                                        $      112,749
      65,000                   BBB-/Baa3   BioMed Realty LP, 4.25%, 7/15/22                            64,079
     260,000                   BBB-/Baa3   Corporate Office Properties LP, 3.6%,
                                           5/15/23 (144A)                                             240,794
     250,000                    BBB/Baa2   Highwoods Realty LP, 3.625%, 1/15/23                       234,355
      85,000                    BBB/Baa2   Mack-Cali Realty LP, 4.5%, 4/18/22                          85,329
      50,000                    BBB/Baa2   Mack-Cali Realty LP, 7.75%, 8/15/19                         60,877
                                                                                               --------------
                                                                                               $      798,183
-------------------------------------------------------------------------------------------------------------
                                           Specialized REIT -- 0.5%
      50,000                   BBB-/Baa3   CubeSmart LP, 4.8%, 7/15/22                         $       52,266
     210,000                   BBB-/Baa3   Healthcare Realty Trust, Inc., 6.5%,
                                           1/17/17                                                    236,550
     250,000                   BBB-/Baa2   Hospitality Properties Trust, 5.0%,
                                           8/15/22                                                    252,706
     382,000                   BBB-/Baa3   Senior Housing Properties Trust, 6.75%,
                                           4/15/20                                                    423,775
                                                                                               --------------
                                                                                               $      965,297
                                                                                               --------------
                                           Total Real Estate                                   $    2,099,024
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/13 35

-------------------------------------------------------------------------------------------------------------
               Floating    S&P/Moody's
Principal      Rate (b)    Ratings
Amount ($)     (unaudited) (unaudited)                                                         Value
-------------------------------------------------------------------------------------------------------------
                                           SOFTWARE & SERVICES -- 0.0%+
                                           Data Processing & Outsourced
                                           Services -- 0.0%+
      44,000                     B-/Caa1   First Data Corp., 8.25%, 1/15/21
                                           (144A)                                              $       45,980
                                                                                               --------------
                                           Total Software & Services                           $       45,980
-------------------------------------------------------------------------------------------------------------
                                           SEMICONDUCTORS & SEMICONDUCTOR
                                           EQUIPMENT -- 0.1%
                                           Semiconductor Equipment -- 0.1%
     185,000                    BBB/Baa1   KLA-Tencor Corp., 6.9%, 5/1/18                      $      217,344
                                                                                               --------------
                                           Total Semiconductors &
                                           Semiconductor Equipment                             $      217,344
-------------------------------------------------------------------------------------------------------------
                                           TELECOMMUNICATION SERVICES -- 0.9%
                                           Integrated Telecommunication Services -- 0.5%
     225,000                       NR/A2   GTP Acquisition Partners I LLC, 4.347%,
                                           6/15/16 (144A)                                      $      238,348
     350,000                    BBB/Baa2   Telefonica Emisiones SAU, 5.462%,
                                           2/16/21                                                    364,868
     300,000                    BBB/Baa2   Telefonica Emisiones SAU, 6.221%,
                                           7/3/17                                                     330,377
      97,000                       A-/A3   Verizon Communications, Inc., 8.75%,
                                           11/1/18                                                    126,805
                                                                                               --------------
                                                                                               $    1,060,398
-------------------------------------------------------------------------------------------------------------
                                           Wireless Telecommunication Services -- 0.4%
     240,000                       NR/A2   Crown Castle Towers LLC, 4.883%,
                                           8/15/20 (144A)                                      $      255,346
     250,000                       NR/A2   Crown Castle Towers LLC, 5.495%,
                                           1/15/17 (144A)                                             273,034
     140,000                       NR/A2   Crown Castle Towers LLC, 6.113%,
                                           1/15/20 (144A)                                             158,970
                                                                                               --------------
                                                                                               $      687,350
                                                                                               --------------
                                           Total Telecommunication Services                    $    1,747,748
-------------------------------------------------------------------------------------------------------------
                                           UTILITIES -- 1.6%
                                           Electric Utilities -- 1.0%
     225,000                       A-/A3   Commonwealth Edison Co., 6.15%,
                                           9/15/17                                             $      263,698
     250,000          5.25       BBB+/A3   Electricite de France SA, Floating
                                           Rate Note (Perpetual) (144A)                               239,062
     270,000                    BBB/Baa2   Enel Finance International NV, 5.125%,
                                           10/7/19 (144A)                                             278,791
      93,883                     BB/Baa3   FPL Energy American Wind LLC, 6.639%,
                                           6/20/23 (144A)                                              86,333
      29,600                      B-/Ba2   FPL Energy Wind Funding LLC, 6.876%,
                                           6/27/17 (144A)                                              26,196

The accompanying notes are an integral part of these financial statements.

36 Pioneer Classic Balanced Fund | Annual Report | 7/31/13

-------------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                       Value
-------------------------------------------------------------------------------------------------------------
                                           Electric Utilities (continued)
     200,000                    BB+/Baa3   Israel Electric Corp., Ltd., 6.7%,
                                           2/10/17 (144A)                                      $      213,500
     200,000                    BB+/Baa3   Israel Electric Corp., Ltd., 7.25%,
                                           1/15/19 (144A)                                             217,500
     125,000                     BBB+/A3   Nevada Power Co., 6.5%, 8/1/18                             149,668
      91,972                       NR/WR   Orcal Geothermal, Inc., 6.21%,
                                           12/30/20 (144A)                                             90,132
     275,000                    BBB/Baa3   Public Service Co. of New Mexico,
                                           7.95%, 5/15/18                                             329,176
                                                                                               --------------
                                                                                               $    1,894,056
-------------------------------------------------------------------------------------------------------------
                                           Gas Utilities -- 0.1%
     250,000                      A+/Aa3   Southern California Gas Co., 5.125%,
                                           11/15/40                                            $      279,256
-------------------------------------------------------------------------------------------------------------
                                           Multi-Utilities -- 0.3%
     615,000                   BBB+/Baa1   New York State Electric & Gas Corp.,
                                           6.15%, 12/15/17 (144A)                              $      688,507
-------------------------------------------------------------------------------------------------------------
                                           Independent Power Producers &
                                           Energy Traders -- 0.2%
      86,991                     BBB-/NR   Alta Wind Holdings LLC, 7.0%,
                                           6/30/35 (144A)                                      $       88,974
     223,000                     BB+/Ba1   NSG Holdings LLC, 7.75%, 12/15/25
                                           (144A)                                                     235,265
                                                                                               --------------
                                                                                               $      324,239
                                                                                               --------------
                                           Total Utilities                                     $    3,186,058
-------------------------------------------------------------------------------------------------------------
                                           TOTAL CORPORATE BONDS
                                           (Cost $33,549,552)                                  $   36,349,749
-------------------------------------------------------------------------------------------------------------
                                           U.S. GOVERNMENT AND AGENCY
                                           OBLIGATIONS -- 6.2%
     769,040                     AAA/Aaa   Fannie Mae, 4.0%, 1/1/41-2/1/41                     $      799,723
     893,741                     AAA/Aaa   Fannie Mae, 4.5%, 11/1/20-4/1/41                           948,658
     188,076                     AAA/Aaa   Fannie Mae, 5.0%, 12/1/17-6/1/37                           201,590
   1,471,123                     AAA/Aaa   Fannie Mae, 5.5%, 8/1/14-5/1/38                          1,601,048
     242,530                     AAA/Aaa   Fannie Mae, 6.0%, 1/1/29-12/1/37                           266,261
     200,805                     AAA/Aaa   Fannie Mae, 6.5%, 1/1/15-10/1/32                           223,804
     119,561                     AAA/Aaa   Fannie Mae, 7.0%, 10/1/1-1/1/36                            135,925
      15,278                     AAA/Aaa   Fannie Mae, 8.0%, 4/1/20-5/1/31                             17,854
     806,556                     AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                           4.0%, 11/1/40-1/1/41                                       836,929
   1,374,330                     AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                           4.5%, 8/1/34-5/1/41                                      1,451,084
     250,336                     AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                           5.0%, 11/1/34-8/1/37                                       268,349
      83,915                     AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                           5.5%, 10/1/16-11/1/34                                       90,650

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/13 37

-------------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                       Value
-------------------------------------------------------------------------------------------------------------
                                           U.S. Government and Agency
                                           Obligations -- (continued)
     268,199                     AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                           6.0%, 4/1/33-10/1/38                                $      294,695
      25,876                     AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                           6.5%, 10/1/33                                               28,505
      76,172                     AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                           7.0%, 10/1/46                                               84,746
     118,277          2.64       AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                           Floating Rate Note, 11/1/35                                124,420
     265,272                     AAA/Aaa   Government National Mortgage
                                           Association I, 5.0%, 2/15/18                               284,178
      58,211                     AAA/Aaa   Government National Mortgage
                                           Association I, 5.5%, 8/15/33-9/15/33                        65,041
     385,324                     AAA/Aaa   Government National Mortgage
                                           Association I, 6.0%, 4/15/14-9/15/38                       425,990
     274,933                     AAA/Aaa   Government National Mortgage
                                           Association I, 6.5%, 10/15/28-12/15/32                     312,151
       5,055                     AAA/Aaa   Government National Mortgage
                                           Association I, 7.0%, 4/15/28-8/15/28                         5,909
       5,890                     AAA/Aaa   Government National Mortgage
                                           Association I, 7.5%, 1/15/30                                 6,087
       3,553                     AAA/Aaa   Government National Mortgage
                                           Association I, 8.0%, 2/15/30                                 3,627
     257,847                     AAA/Aaa   Government National Mortgage
                                           Association II, 5.5%, 2/20/34-4/20/35                      284,784
     112,788                     AAA/Aaa   Government National Mortgage
                                           Association II, 6.5%, 11/20/28                             128,139
       4,160                     AAA/Aaa   Government National Mortgage
                                           Association II, 7.5%, 9/20/29                                5,021
     670,000                     AA+/Aaa   U.S. Treasury Bonds, 5.25%, 11/15/28                       837,709
     350,000                     AA+/Aaa   U.S. Treasury Bonds, 5.375%, 2/15/31                       447,453
     100,000                     AA+/Aaa   U.S. Treasury Notes, 2.625%, 11/15/20                      103,859
   1,165,000                     AA+/Aaa   U.S. Treasury Notes, 3.125%, 5/15/19                     1,261,750
     365,000                     AA+/Aaa   U.S. Treasury Notes, 3.375%, 11/15/19                      400,331
                                                                                               --------------
                                                                                               $   11,946,270
-------------------------------------------------------------------------------------------------------------
                                           TOTAL U.S. GOVERNMENT AND
                                           AGENCY OBLIGATIONS
                                           (Cost $11,349,870)                                  $   11,946,270
-------------------------------------------------------------------------------------------------------------
                                           FOREIGN GOVERNMENT BOND --  0.1%
EURO  75,000                     NR/Baa2   Italy Buoni Poliennali Del Tesoro,
                                           4.75%, 8/1/23 (144A)                                $      103,695
-------------------------------------------------------------------------------------------------------------
                                           TOTAL FOREIGN GOVERNMENT BOND
                                           (Cost $97,519)                                      $      103,695
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

38 Pioneer Classic Balanced Fund | Annual Report | 7/31/13

-------------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                       Value
-------------------------------------------------------------------------------------------------------------
                                           MUNICIPAL BONDS -- 1.8%
                                           Municipal Airport -- 0.4%
     250,000                    BBB/Baa1   Indianapolis Airport Authority, 5.1%,
                                           1/15/17                                             $      277,618
     400,000                        A/A2   Massachusetts Port Authority, 5.0%,
                                           7/1/16                                                     433,772
                                                                                               --------------
                                                                                               $      711,390
-------------------------------------------------------------------------------------------------------------
                                           Municipal General -- 0.1%
     100,000                   BBB-/Baa2   Central Texas Regional Mobility Authority,
                                           0.0%, 1/1/25 (c)                                    $       55,157
     200,000                       AA/A2   JobsOhio Beverage System, 3.985%,
                                           1/1/29                                                     186,736
                                                                                               --------------
                                                                                               $      241,893
-------------------------------------------------------------------------------------------------------------
                                           Higher Municipal Education -- 0.9%
     150,000                     AA+/Aa1   Massachusetts Development Finance
                                           Agency, 5.0%, 7/1/43                                $      157,164
     600,000                     AAA/Aaa   Massachusetts Health & Educational
                                           Facilities Authority, 5.5%, 11/15/36                       668,982
     100,000                     AAA/Aaa   Missouri State Health & Educational
                                           Facilities Authority, 5.0%, 11/15/39                       104,031
     550,000                     AAA/Aaa   New York State Dormitory Authority,
                                           5.0%, 10/1/41                                              580,398
     200,000                      AA/Aa1   University of California, 4.062%, 5/15/33                  183,908
     100,000                      AA/Aa1   Virginia College Building Authority,
                                           4.0%, 9/1/26                                               101,675
                                                                                               --------------
                                                                                               $    1,796,158
-------------------------------------------------------------------------------------------------------------
                                           Municipal Medical -- 0.1%
     100,000                     AAA/Aaa   Missouri State Health & Educational
                                           Facilities Authority, 3.685%, 2/15/47               $       86,805
-------------------------------------------------------------------------------------------------------------
                                           Municipal Power -- 0.1%
     250,000                     AA-/Aa1   Energy Northwest, 5.0%, 7/1/35                      $      259,648
-------------------------------------------------------------------------------------------------------------
                                           Municipal Utilities -- 0.1%
     150,000                     AAA/Aaa   Washington Suburban Sanitary
                                           Commission, 4.0%, 6/1/30                            $      148,002
-------------------------------------------------------------------------------------------------------------
                                           Municipal Obligation -- 0.1%
     250,000                     AAA/Aaa   City of Irving Texas, 4.0%, 9/15/27                 $      255,278
-------------------------------------------------------------------------------------------------------------
                                           TOTAL MUNICIPAL BONDS
                                           (Cost $3,546,240)                                   $    3,499,174
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/13 39

-------------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                                       Value
-------------------------------------------------------------------------------------------------------------
                                           SENIOR FLOATING RATE LOAN
                                           INTERESTS -- 0.9%**
                                           TRANSPORTATION -- 0.1%
                                           Trucking -- 0.1%
     115,579          4.00        BB/Ba2   Swift Transportation Co., LLC, Tranche B-2
                                           Term Loan (2013), 12/21/17                          $      116,807
                                                                                               --------------
                                           Total Transportation                                $      116,807
-------------------------------------------------------------------------------------------------------------
                                           CONSUMER SERVICES -- 0.2%
                                           Casinos & Gaming -- 0.2%
     172,711          3.75      BBB-/Ba1   Penn National Gaming, Inc., Term B
                                           Facility Loan, 7/14/18                              $      174,054
     243,802          3.45       BB+/Ba1   Scientific Games Corp., Tranche B-1
                                           Term Loan, 6/30/15                                         244,411
                                                                                               --------------
                                                                                               $      418,465
                                                                                               --------------
                                           Total Consumer Services                             $      418,465
-------------------------------------------------------------------------------------------------------------
                                           RETAILING -- 0.3%
                                           Automotive Retail -- 0.3%
     490,000          4.25        BB/Ba1   Chrysler Group LLC, Term Loan B,
                                           5/24/17                                             $      498,748
                                                                                               --------------
                                           Total Retailing                                     $      498,748
-------------------------------------------------------------------------------------------------------------
                                           DIVERSIFIED FINANCIALS -- 0.1%
                                           Other Diversified Financial Services -- 0.1%
     168,751          3.25       NR/Baa2   Kasima LLC, Term Loan, 5/17/21                      $      168,575
                                                                                               --------------
                                           Total Diversified Financials                        $      168,575
-------------------------------------------------------------------------------------------------------------
                                           TECHNOLOGY HARDWARE &
                                           EQUIPMENT -- 0.2%
                                           Communications Equipment -- 0.2%
     487,519          3.75        BB/Ba2   CommScope, Inc., Tranche 2 Term Loan,
                                           1/14/18                                             $      491,323
                                                                                               --------------
                                           Total Technology Hardware & Equipment               $      491,323
-------------------------------------------------------------------------------------------------------------
                                           TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                                           (Cost $1,678,706)                                   $    1,693,918
-------------------------------------------------------------------------------------------------------------
                                           TOTAL INVESTMENT IN SECURITIES -- 98.5%
                                           (Cost $156,912,588) (a)                             $  190,271,491
-------------------------------------------------------------------------------------------------------------
                                           OTHER ASSETS & LIABILITIES -- 1.5%                  $    2,942,738
-------------------------------------------------------------------------------------------------------------
                                           TOTAL NET ASSETS -- 100.0%                          $  193,214,229
=============================================================================================================

*       Non-income producing security.

+       Amount rounds to less than 0.1%.

NR      Not rated by either S&P or Moody's.

WR      Rating withdrawn by either S&P or Moody's.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

The accompanying notes are an integral part of these financial statements.

40 Pioneer Classic Balanced Fund | Annual Report | 7/31/13

(Cat Bond)     Catastrophe bond is a high-yield debt instrument that is usually insurance linked and meant to raise money in case of a catastrophe.

(Perpetual)    Security with no stated maturity date.

REIT           Real Estate Investment Trust.

(A.D.R.)       American Depositary Receipt.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major U.S. banks, (iii) the certificate of deposit or
               (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At July 31, 2013, the value of these securities amounted to $15,340,775 or 7.9% of total net assets.

(a) At July 31, 2013, the net unrealized gain on investments based on cost for federal income tax purposes of $157,244,581 was as follows:

                 Aggregate gross unrealized appreciation for all investments in which
                    there is an excess of value over tax cost                                  $35,266,912

                 Aggregate gross unrealized depreciation for all investments in which
                      there is an excess of tax cost over value                                 (2,240,002)
                                                                                               -----------
                 Net unrealized appreciation                                                   $33,026,910
                                                                                               ===========

(b) Debt obligation with a variable interest rate. Rate shown is rate at period end.

(c) Security issued with a zero coupon. Income is earned through accretion of discount. Principal amounts are denominated in U.S. Dollars unless otherwise noted:

EURO        Euro

Purchases and sales of securities (excluding temporary cash investments) for the year ended July 31, 2013 aggregated $111,765,840 and $222,981,431, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

     Level 1 -- quoted prices in active markets for identical securities.

     Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

     Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) are categorized as Level 3. See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/13 41

The following is a summary of the inputs used as of July 31, 2013, in valuing the Fund's assets:

----------------------------------------------------------------------------------------------------
                                        Level 1        Level 2          Level 3         Total
-----------------------------------------------------------------------------------------------------
Preferred stocks*                       $  1,128,850   $       103,219  $    --         $  1,232,069
Convertible preferred stock                  814,100                --       --              814,100
Common stocks                            121,173,706                --       --          121,173,706
Asset backed securities                           --         2,485,488       --            2,485,488
Collateralized mortgage obligations               --        10,973,322       --           10,973,322
Corporate bonds                                   --        36,349,749       --           36,349,749
U.S. government and agency obligations            --        11,946,270       --           11,946,270
Foreign government bond                           --           103,695       --              103,695
Municipal bonds                                   --         3,499,174       --            3,499,174
Senior Floating Rate Loan Interests               --         1,693,918       --            1,693,918
-----------------------------------------------------------------------------------------------------
Total                                   $123,116,656   $    67,154,835  $    --         $190,271,491
=====================================================================================================
Other Financial Instruments:
Unrealized Depreciation on
   Futures Contracts                    $    (39,906)  $            --  $    --         $    (39,906)
-----------------------------------------------------------------------------------------------------
Unrealized Appreciation on
   Forward Foreign Currency
   Portfolio Hedge Contracts                      --             2,070       --                2,070
-----------------------------------------------------------------------------------------------------
Total Other Financial Instruments       $    (39,906)  $         2,070  $    --         $    (37,836)
=====================================================================================================

* Level 2 securities are valued by independent pricing services using fair value factors.

During the year ended July 31, 2013, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

42 Pioneer Classic Balanced Fund | Annual Report | 7/31/13

Statement of Assets and Liabilities | 7/31/13

ASSETS:
  Investment in securities (cost $156,912,588)                           $190,271,491
  Cash                                                                        485,639
  Futures collateral                                                           17,500
  Foreign currencies, at value (cost $2,116,611)                            2,159,869
  Receivables --
     Fund shares sold                                                         768,796
     Dividends                                                                140,825
     Interest                                                                 671,332
     Due from Pioneer Investment Management, Inc.                              42,813
  Net unrealized appreciation on forward foreign currency
     portfolio hedge contracts                                                  2,070
  Prepaid expenses                                                             56,257
--------------------------------------------------------------------------------------
        Total assets                                                     $194,616,592
======================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                     $    897,027
     Fund shares repurchased                                                  306,136
     Variation margin                                                           4,594
  Due to affiliates                                                            96,379
  Accrued expenses                                                             98,227
--------------------------------------------------------------------------------------
        Total liabilities                                                $  1,402,363
======================================================================================
NET ASSETS:
  Paid-in capital                                                        $128,057,317
  Undistributed net investment income                                          50,882
  Accumulated net realized gain on investments and foreign currency
     transactions                                                          31,741,653
  Net unrealized appreciation on investments                               33,358,903
  Net unrealized depreciation on futures contracts                            (39,906)
  Net unrealized appreciation on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies            45,380
--------------------------------------------------------------------------------------
        Total net assets                                                 $193,214,229
======================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $134,933,372/12,701,100 shares)                      $      10.62
  Class B (based on $4,027,731/381,994 shares)                           $      10.54
  Class C (based on $28,018,889/2,648,226 shares)                        $      10.58
  Class Y (based on $26,234,237/2,460,127 shares)                        $      10.66
MAXIMUM OFFERING PRICE:
  Class A ($10.62 (divided by) 95.5%)                                    $      11.12
======================================================================================

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/13 43

Statement of Operations

For the Year Ended 7/31/13

INVESTMENT INCOME:
   Dividends (net of foreign taxes withheld of $8,467)        $  4,728,949
   Interest                                                      4,873,395
------------------------------------------------------------------------------------------
     Total investment income                                                 $  9,602,344
==========================================================================================
EXPENSES:
   Management fees                                            $  1,832,627
   Transfer agent fees
     Class A                                                       194,948
     Class B                                                        19,984
     Class C                                                        18,009
     Class Y                                                         1,253
   Distribution fees
     Class A                                                       317,160
     Class B                                                        45,227
     Class C                                                       159,911
   Shareholder communications expense                              288,541
   Administrative reimbursements                                    94,902
   Custodian fees                                                   32,381
   Registration fees                                                56,641
   Professional fees                                                62,065
   Printing expense                                                 42,235
   Fees and expenses of nonaffiliated trustees                       9,131
   Miscellaneous                                                    90,134
------------------------------------------------------------------------------------------
     Total expenses                                                          $  3,265,149
     Less fees waived and expenses reimbursed by
         Pioneer Investment Management, Inc.                                     (164,209)
------------------------------------------------------------------------------------------
     Net expenses                                                            $  3,100,940
------------------------------------------------------------------------------------------
         Net investment income                                               $  6,501,404
------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
CLASS ACTIONS, FUTURES CONTRACTS AND FOREIGN
CURRENCY TRANSACTIONS:
   Net realized gain (loss) on:
     Investments                                              $ 33,852,429
     Class actions                                                  11,940
     Futures contracts                                            (322,695)
     Forward foreign currency contracts and other assets and
         liabilities denominated in foreign currencies              11,612   $ 33,553,286
------------------------------------------------------------------------------------------
   Change in net unrealized appreciation (depreciation) on:
     Investments                                              $ (2,960,964)
     Futures contracts                                             (39,906)
     Forward foreign currency contracts and other assets and
         liabilities denominated in foreign currencies              48,313   $ (2,952,557)
------------------------------------------------------------------------------------------
   Net gain on investments and foreign currency transactions                 $ 30,600,729
------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations                      $ 37,102,133
==========================================================================================

The accompanying notes are an integral part of these financial statements.

44 Pioneer Classic Balanced Fund | Annual Report | 7/31/13

Statements of Changes in Net Assets

-------------------------------------------------------------------------------------------
                                                            Year Ended       Year Ended
                                                            7/31/13          7/31/12
-------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                       $    6,501,404   $   7,414,841
Net realized gain on investments and foreign
  currency transactions                                         33,553,286      10,250,820
Change in net unrealized appreciation (depreciation)
  on investments, class actions, futures contracts and
  foreign currency transactions                                 (2,952,557)     (7,377,104)
-------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations  $   37,102,133   $  10,288,557
-------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.24 and $0.26 per share, respectively)     $   (2,977,190)  $  (3,291,286)
      Class B ($0.15 and $0.17 per share, respectively)            (70,476)       (118,295)
      Class C ($0.17 and $0.18 per share, respectively)           (276,328)       (249,044)
      Class Y ($0.26 and $0.27 per share, respectively)         (3,771,537)     (3,927,112)
Net realized gain:
      Class A ($0.21 and $0.01 per share, respectively)         (2,550,543)  $    (116,580)
      Class B ($0.21 and $0.01 per share, respectively)            (98,712)         (7,114)
      Class C ($0.21 and $0.01 per share, respectively)           (284,057)        (12,799)
      Class Y ($0.21 and $0.01 per share, respectively)         (2,921,185)       (128,904)
-------------------------------------------------------------------------------------------
           Total distributions to shareowners               $  (12,950,028)  $  (7,851,134)
-------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                $   43,796,196   $  31,006,451
Reinvestment of distributions                                   12,618,566       7,586,395
Cost of shares repurchased                                    (165,343,215)    (50,077,128)
-------------------------------------------------------------------------------------------
      Net decrease in net assets resulting from
          Fund share transactions                           $ (108,928,453)  $ (11,484,282)
-------------------------------------------------------------------------------------------
      Net decrease in net assets                            $  (84,776,348)  $  (9,046,859)
NET ASSETS:
Beginning of year                                              277,990,577     287,037,436
-------------------------------------------------------------------------------------------
End of year                                                 $  193,214,229   $ 277,990,577
===========================================================================================
Undistributed net investment income                         $       50,882   $     589,933
===========================================================================================

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/13 45

------------------------------------------------------------------------------------------
                                  '13 Shares  '13 Amount        '12 Shares   '12 Amount
------------------------------------------------------------------------------------------
Class A
Shares sold                       1,514,618   $   15,345,056     1,700,873   $ 16,084,774
Reinvestment of distributions       535,936        5,258,763       346,542      3,185,547
Less shares repurchased          (2,117,236)     (21,215,153)   (2,435,672)   (22,582,180)
------------------------------------------------------------------------------------------
      Net decrease                  (66,682)  $     (611,334)     (388,257)  $ (3,311,859)
==========================================================================================
Class B
Shares exchanged                     20,535   $      203,341        43,883   $    406,619
Reinvestment of distributions        16,202          157,102        12,825        116,341
Less shares repurchased            (200,406)      (1,989,874)     (422,982)    (3,914,073)
------------------------------------------------------------------------------------------
      Net decrease                 (163,669)  $   (1,629,431)     (366,274)  $ (3,391,113)
==========================================================================================
Class C
Shares sold                       1,584,293   $   16,473,075       267,039   $  2,478,434
Reinvestment of distributions        53,617          524,824        27,029        247,960
Less shares repurchased            (353,048)      (3,555,873)     (349,507)    (3,244,519)
------------------------------------------------------------------------------------------
      Net increase (decrease)     1,284,862   $   13,442,026       (55,439)  $   (518,125)
==========================================================================================
Class Y
Shares sold                       1,170,735   $   11,774,724     1,273,673   $ 12,036,624
Reinvestment of distributions       678,913        6,677,877       438,138      4,036,547
Less shares repurchased         (13,534,487)    (138,582,315)   (2,177,450)   (20,336,356)
------------------------------------------------------------------------------------------
      Net decrease              (11,684,839)  $ (120,129,714)     (465,639)  $ (4,263,185)
==========================================================================================

The accompanying notes are an integral part of these financial statements.

46 Pioneer Classic Balanced Fund | Annual Report | 7/31/13

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------
                                                                  Year         Year        Year        Year        Year
                                                                  Ended        Ended       Ended       Ended       Ended
                                                                  7/31/13      7/31/12     7/31/11     7/31/10     7/31/09
------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                              $   9.64     $   9.54    $   8.49    $   7.93    $   8.65
------------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income                                          $   0.22     $   0.25    $   0.22    $   0.21    $   0.30
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                               1.21         0.12        1.05        0.59       (0.76)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                $   1.43     $   0.37    $   1.27    $   0.80    $  (0.46)
------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                             (0.24)       (0.26)      (0.22)      (0.24)      (0.26)
   Net realized gain                                                 (0.21)       (0.01)         --          --          --
------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                               $  (0.45)    $  (0.27)   $  (0.22)   $  (0.24)   $  (0.26)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $   0.98     $   0.10    $   1.05    $   0.56    $  (0.72)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $  10.62     $   9.64    $   9.54    $   8.49    $   7.93
==============================================================================================================================
Total return*                                                        15.21%        4.01%      15.07%      10.07%      (4.95)%
Ratio of net expenses to average net assets+                          1.16%        1.16%       1.16%       1.16%       1.16%
Ratio of net investment income to average net assets+                 2.20%        2.63%       2.34%       2.41%       4.05%
Portfolio turnover rate                                                 41%          29%         29%         37%         86%
Net assets, end of period (in thousands)                          $134,933     $123,060    $125,455    $112,568    $112,506
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                     1.28%        1.30%       1.24%       1.31%       1.42%
   Net investment income                                              2.08%        2.49%       2.26%       2.26%       3.80%
Ratios with waiver of fees and assumption of expenses by
   the Adviser and reduction for fees paid indirectly:
   Net expenses                                                       1.16%        1.16%       1.16%       1.16%       1.16%
   Net investment income                                              2.20%        2.63%       2.34%       2.41%       4.05%
==============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sale charges. Total return would be reduced if sales charges were taken into account.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/13 47

------------------------------------------------------------------------------------------------------------------------------
                                                                    Year        Year        Year        Year        Year
                                                                    Ended       Ended       Ended       Ended       Ended
                                                                    7/31/13     7/31/12     7/31/11     7/31/10     7/31/09
------------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                                $  9.58     $  9.47     $  8.43     $  7.88     $  8.61
------------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income                                            $  0.14     $  0.18     $  0.14     $  0.13     $  0.24
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                                1.18        0.11        1.03        0.59       (0.76)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                  $  1.32     $  0.29     $  1.17     $  0.72     $ (0.52)
------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                              (0.15)      (0.17)      (0.13)      (0.17)      (0.21)
   Net realized gain                                                  (0.21)      (0.01)         --          --          --
------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                 $ (0.36)    $ (0.18)    $ (0.13)    $ (0.17)    $ (0.21)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                          $  0.96     $  0.11     $  1.04     $  0.55     $ (0.73)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 10.54     $  9.58     $  9.47     $  8.43     $  7.88
==============================================================================================================================
Total return*                                                         14.15%       3.11%      13.92%       9.12%      (5.82)%
Ratio of net expenses to average net assets+                           2.06%       2.06%       2.06%       2.06%       2.06%
Ratio of net investment income to average net assets+                  1.34%       1.74%       1.47%       1.54%       3.18%
Portfolio turnover rate                                                  41%         29%         29%         37%         86%
Net assets, end of period (in thousands)                            $ 4,028     $ 5,228     $ 8,639     $11,790     $15,132
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                      2.38%       2.33%       2.18%       2.22%       2.32%
   Net investment income                                               1.02%       1.47%       1.35%       1.37%       2.92%
Ratios with waiver of fees and assumption of expenses by
   the Adviser and reduction for fees paid indirectly:
   Net expenses                                                        2.06%       2.06%       2.06%       2.06%       2.06%
   Net investment income                                               1.34%       1.74%       1.47%       1.54%       3.18%
==============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sale charges. Total return would be reduced if sales charges were taken into account.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

48 Pioneer Classic Balanced Fund | Annual Report | 7/31/13

------------------------------------------------------------------------------------------------------------------------------
                                                                    Year        Year        Year        Year        Year
                                                                    Ended       Ended       Ended       Ended       Ended
                                                                    7/31/13     7/31/12     7/31/11     7/31/10     7/31/09
------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                $  9.61     $  9.51     $  8.47     $  7.91     $  8.63
------------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income                                            $  0.13     $  0.17     $  0.14     $  0.13     $  0.23
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                                1.22        0.12        1.04        0.60       (0.75)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                  $  1.35     $  0.29     $  1.18     $  0.73     $ (0.52)
------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                              (0.17)      (0.18)      (0.14)      (0.17)      (0.20)
   Net realized gain                                                  (0.21)      (0.01)         --          --          --
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                 $ (0.38)    $ (0.19)    $ (0.14)    $ (0.17)    $ (0.20)
------------------------------------------------------------------------------------------------------------------------------
Net increase decrease in net asset value                            $  0.97     $  0.10     $  1.04     $  0.56     $ (0.72)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 10.58     $  9.61     $  9.51     $  8.47     $  7.91
==============================================================================================================================
Total return*                                                         14.35%       3.12%      13.99%       9.23%      (5.79)%
Ratio of net expenses to average net assets+                           2.01%       2.02%       1.98%       2.06%       2.06%
Ratio of net investment income to average net assets+                  1.25%       1.76%       1.52%       1.50%       3.15%
Portfolio turnover rate                                                  41%         29%         29%         37%         86%
Net assets, end of period (in thousands)                            $28,019     $13,106     $13,492     $12,544     $10,764
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                      2.01%       2.02%       1.98%       2.06%       2.21%
   Net investment income                                               1.25%       1.76%       1.52%       1.50%       3.01%
Ratios with waiver of fees and assumption of expenses by
   the Adviser and reduction for fees paid indirectly:
   Net expenses                                                        2.01%       2.02%       1.98%       2.06%       2.06%
   Net investment income                                               1.25%       1.76%       1.52%       1.50%       3.16%
==============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/13 49

------------------------------------------------------------------------------------------------------------------------------
                                                                  Year        Year         Year        Year        Year
                                                                  Ended       Ended        Ended       Ended       Ended
                                                                  7/31/13     7/31/12      7/31/11     7/31/10     7/31/09
------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                              $  9.66     $   9.54     $   8.49    $   7.93    $   8.65
------------------------------------------------------------------------------------------------------------------------------
Increase decrease from investment operations:
Net investment income                                             $  0.23     $   0.28     $   0.25    $   0.24    $   0.30
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                              1.24         0.12         1.04        0.60       (0.73)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                $  1.47     $   0.40     $   1.29    $   0.84    $  (0.43)
------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                          $ (0.26)    $  (0.27)    $  (0.24)   $  (0.28)   $  (0.29)
   Net realized gain                                                (0.21)       (0.01)          --          --          --
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                               $ (0.47)    $  (0.28)    $  (0.24)   $  (0.28)   $  (0.29)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $  1.00     $   0.12     $   1.05    $   0.56    $  (0.72)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $ 10.66     $   9.66     $   9.54    $   8.49    $   7.93
==============================================================================================================================
Total return*                                                       15.71%        4.40%       15.30%      10.58%      (4.62)%
Ratio of net expenses to average net assets+                         0.90%        0.88%        0.84%       0.78%       0.89%
Ratio of net investment income to average net assets+                2.56%        2.91%        2.67%       2.79%       4.03%
Portfolio turnover rate                                                41%          29%          29%         37%         86%
Net assets, end of period (in thousands)                          $26,234     $136,597     $139,451    $129,107    $126,636
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                    0.90%        0.88%        0.84%       0.78%       0.89%
   Net investment income                                             2.56%        2.91%        2.67%       2.79%       4.03%
Ratios with waiver of fees and assumption of expenses by
   the Adviser and reduction for fees paid indirectly:
   Net expenses                                                      0.90%        0.88%        0.84%       0.78%       0.89%
   Net investment income                                             2.56%        2.91%        2.67%       2.79%       4.03%
==============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

50 Pioneer Classic Balanced Fund | Annual Report | 7/31/13

Notes to Financial Statements | 7/31/13

1. Organization and Significant Accounting Policies

Pioneer Classic Balanced Fund (the Fund) is one of three portfolios comprising Pioneer Series Trust IV, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is the successor to the AmSouth Balanced Fund. The Fund's investment objective is to seek capital growth and current income through a diversified portfolio of equity securities and bonds.

The Fund offers four classes of shares designated as Class A, Class B, Class C and Class Y shares. Class C shares were first publicly offered on September 23, 2005. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain and losses on investments during the reporting period. Actual results could differ from those estimates.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/13 51

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. Senior loans for which no reliable price quotes are available will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at such funds' asset value.

    Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

    Securities or senior loans for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by or at the direction or with the approval of the Valuation Committee using fair value methods pursuant to procedures adopted by the Board of Trustees. The Valuation Committee is comprised of certain members of the Board of Trustees. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the

52 Pioneer Classic Balanced Fund | Annual Report | 7/31/13 valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material. Pioneer Investment Management, Inc. (PIM) is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee.

    At July 31, 2013 there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

    Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income. Interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Forward Foreign Currency Contracts

    The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/13 53

C.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of July 31, 2013, the Fund did not have any interest and penalties related to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax years for the prior three fiscal years remain subject to examination by federal and state tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At July 31, 2013, the Fund reclassified $55,076 to increase undistributed net investment income and $55,076 to decrease accumulated net realized gain on investments and foreign currency transactions to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

    The tax character of distributions paid during the years ended July 31, 2013 and July 31, 2012 were as follows:

    ----------------------------------------------------------------------------
                                                       2013                 2012
    ----------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                             $ 7,095,531           $7,585,737
    Long-term capital gain                        5,854,497              265,397
    ----------------------------------------------------------------------------
          Total                                 $12,950,028           $7,851,134
    ============================================================================

    The following shows the components of distributable earnings on a federal income tax basis at July 31, 2013:

    ----------------------------------------------------------------------------
                                                                            2013
    ----------------------------------------------------------------------------
    Distributable earnings:
    Undistributed ordinary income                                    $   863,594
    Undistributed long-term gain                                      31,223,098
    Unrealized appreciation                                           33,070,220
    ----------------------------------------------------------------------------
          Total                                                      $65,156,912
    ============================================================================

54 Pioneer Classic Balanced Fund | Annual Report | 7/31/13

    The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds, the tax treatment of premium and amortization, the mark-to-market of forward and futures contracts, tax basis adjustments on Real Estate Investment Trust (REIT) holdings, interest accruals on preferred stock, partnerships and other holdings.

D.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $20,145 in underwriting commissions on the sale of Class A shares during the year ended July 31, 2013.

E.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

F.  Risks

    At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/13 55

G.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

H.  Futures Contracts

    The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at July 31, 2013 was $17,500. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market, interest rate and counterparty risks, which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss. The average number of contracts open during the year ended July 31, 2013 was 2.

    At July 31, 2013, open futures contracts were as follows:

--------------------------------------------------------------------------------
                          Number of                               Unrealized
                          Contracts     Settlement                Appreciation/
 Type                     Long/(Short)  Month         Value       (Depreciation)
--------------------------------------------------------------------------------
 U.S. Long Bond (CBT)     7             9/13          $938,438      (39,906)
--------------------------------------------------------------------------------
                                                      $938,438    $ (39,906)
--------------------------------------------------------------------------------

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $1 billion; 0.60% of the next $4 billion and 0.55% of the excess over $5 billion. The management fee was equivalent to 0.65% of the average daily net assets for the year ended July 31, 2013.

56 Pioneer Classic Balanced Fund | Annual Report | 7/31/13

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.16%, 2.06% and 2.06% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. These expense limitations are in effect through December 1, 2014 for Class A, Class B and Class C shares. Fees waived and expenses reimbursed during the year ended July 31, 2013 are reflected on the Statement of Operations. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the dates referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $7,076 in management fees, administrative costs and certain other reimbursements payable to PIM at July 31, 2013.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended July 31, 2013, such out-of-pocket expenses by class of shares were as follows

--------------------------------------------------------------------------------
 Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                 $102,651
Class B                                                                    6,523
Class C                                                                   14,580
Class Y                                                                  164,787
--------------------------------------------------------------------------------
     Total                                                              $288,541
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $85,709 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at July 31, 2013.

4. Distribution Plan

The Fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00%

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/13 57 of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,594 in distribution fees payable to PFD at July 31, 2013.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within twelve months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended July 31, 2013, CDSCs in the amount of $9,964 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended July 31, 2013, the Fund's expenses were not reduced under such arrangements.

6. Forward Foreign Currency Contracts

At July 31, 2013, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of settlement contracts open during the year ended July 31, 2013 was $15,073. There were no outstanding settlement contracts open at July 31, 2013. The average value of portfolio contracts open during the year ended July 31, 2013 was $85,332.

As of July 31, 2013, open portfolio hedge contracts were as follows:

--------------------------------------------------------------------------------
                                                                  Net
                                                                  Unrealized
                 Contracts    In Exchange   Settlement            Appreciation/
 Currency        to Deliver   for           Date        Value     (Depreciation)
--------------------------------------------------------------------------------
 EUR (European
    Euro)        100,000      $131,381      10/15/13    $133,451  $2,070
--------------------------------------------------------------------------------
 Total                                                            $2,070
--------------------------------------------------------------------------------

58 Pioneer Classic Balanced Fund | Annual Report | 7/31/13

7. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect as of February 15, 2013 is in the amount of $215 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.90% on an annualized basis, or the alternate base rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the federal funds rate on the borrowing date and (c) 2% plus the overnight eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in the credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement.

For the year ended July 31, 2013, the average daily amount of borrowings outstanding during the period was $5,600,000. The related weighted average annualized interest rate for the period was 0.99%, and the total interest expense on such borrowings was $1,994, which is included in interest expense, located on the Statement of Operations. As of July 31, 2013, there were no borrowings outstanding.

8. Additional Disclosures about Derivative Instruments and Hedging Activities

Values of derivative instruments as of July 31, 2013 were as follows:

-------------------------------------------------------------------------------------------------------
  Derivatives Not                Asset Derivatives 2013              Liabilities Derivatives 2013
  Accounted for as               ----------------------------------------------------------------------
  Hedging Instruments            Statement of                        Statement of
  Under Accounting               Assets and                          Assets and
  Standards Codification         Liabilities                         Liabilities
  (ASC) 815                      Location             Value          Location                Value
-------------------------------------------------------------------------------------------------------
  Forward foreign currency
   portfolio hedge contracts     Net unrealized                       Net unrealized
                                 appreciation on                      depreciation on
                                 forward foreign                      forward foreign
                                 currency Portfolio                   currency Portfolio
                                 hedge contracts      $2,070          hedge contracts        $     --
  Futures contracts*             Net unrealized                       Net unrealized
                                 appreciation on                      depreciation on
                                 futures contracts    $   --          futures contracts      $(39,906)
-------------------------------------------------------------------------------------------------------
  Total                                               $2,070                                 $(39,906)
-------------------------------------------------------------------------------------------------------

*   Reflects unrealized appreciation/depreciation of futures contracts (see Note
    1H). The current day's variation margin is separately disclosed on the Statement of Assets and Liabilities.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/13 59

The effect of derivative instruments on the Statement of Operations for the year ended July 31, 2013 was as follows:

-------------------------------------------------------------------------------------------------------
                                                                                 Change in
 Derivatives Not                                                   Realized      Unrealized
 Accounted for as                                                  Gain or       Appreciation
 Hedging Instruments                                               (Loss) on     or (Depreciation)
 Under Accounting             Location of Gain or (Loss)           Derivatives   on Derivatives
 Standards Codification       on Derivatives Recognized            Recognized    Recognized
 (ASC) 815                    in Income                            in Income     in Income
-------------------------------------------------------------------------------------------------------
 Forward foreign currency     Net realized gain (loss) on          $     210
 settlement hedge contracts   forward foreign currency
                              contracts and other assets
                              and liabilities denominated
                              in foreign currencies
 Forward foreign currency     Net realized gain (loss) on          $   2,063
 portfolio hedge contracts    forward foreign currency
                              contracts and other assets
                              and liabilities denominated
                              in foreign currencies
 Forward foreign currency     Change in unrealized appreciation                  $  2,070
 portfolio hedge contracts    (depreciation) on forward foreign
                              currency contracts and other
                              assets and liabilities denominated
                              in foreign currencies
 Interest Rate Futures        Net realized gain (loss) on          $(322,695)
                              futures contracts
 Interest Rate Futures        Change in net unrealized                           $(39,906)
                              appreciation (depreciation) on
                              futures contracts

60 Pioneer Classic Balanced Fund | Annual Report | 7/31/13

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust IV and the Shareowners of Pioneer Classic Balanced Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Classic Balanced Fund, one of the portfolios constituting Pioneer Series Trust IV (the "Trust"), including the schedule of investments, as of July 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2013 by correspondence with the custodian, brokers and agent banks or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Classic Balanced Fund at July 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
September 24, 2013

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/13 61

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy voting policies and procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and Officers are listed on the following pages, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 52 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

62 Pioneer Classic Balanced Fund | Annual Report | 7/31/13

Independent Trustees

-----------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                     Other Directorships
Position Held with the Fund  Length of Service      Principal Occupation            Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (62)         Trustee since 2006.    Chairman and Chief Executive    Director, Broadridge Financial
Chairman of the Board        Serves until a         Officer, Quadriserv, Inc.       Solutions, Inc. (investor
and Trustee                  successor trustee is   (technology products for        communications and securities
                             elected or earlier     securities lending industry)    processing provider for financial
                             retirement or          (2008 - present); private       services industry) (2009 - present);
                             removal.               investor (2004 - 2008); and     Director, Quadriserv, Inc. (2005 -
                                                    Senior Executive Vice           present); and Commissioner, New
                                                    President, The Bank of New      Jersey State Civil Service
                                                    York (financial and securities  Commission (2011 - present)
                                                    services) (1986 - 2004)
-----------------------------------------------------------------------------------------------------------------------------
David R. Bock (69)           Trustee since 2005.    Managing Partner, Federal City  Director of Enterprise Community
Trustee                      Serves until a         Capital Advisors (corporate     Investment, Inc. (privately-held
                             successor trustee is   advisory services company)      affordable housing finance company)
                             elected or earlier     (1997 - 2004 and 2008 -         (1985 - 2010); Director of Oxford
                             retirement or          present); Interim Chief         Analytica, Inc. (2008 - present);
                             removal.               Executive Officer, Oxford       Director of The Swiss Helvetia Fund,
                                                    Analytica, Inc. (privately      Inc. (closed-end fund) (2010 -
                                                    held research and consulting    present); and Director of New York
                                                    company) (2010); Executive      Mortgage Trust (publicly traded
                                                    Vice President and Chief        mortgage REIT) (2004 - 2009, 2012 -
                                                    Financial Officer, I-trax,      present)
                                                    Inc. (publicly traded health
                                                    care services company) (2004 -
                                                    2007); and Executive Vice
                                                    President and Chief Financial
                                                    Officer, Pedestal Inc.
                                                    (internet-based mortgage
                                                    trading company) (2000 - 2002)
-----------------------------------------------------------------------------------------------------------------------------

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/13 63

-----------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                          Other Directorships
Position Held with the Fund  Length of Service       Principal Occupation                Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (68)    Trustee since 2008.     William Joseph Maier Professor of   Trustee, Mellon
Trustee                      Serves until a          Political Economy, Harvard          Institutional Funds
                             successor trustee is    University (1972 - present)         Investment Trust and
                             elected or earlier                                          Mellon Institutional
                             retirement or removal.                                      Funds Master Portfolio
                                                                                         (oversaw 17 portfolios
                                                                                         in fund complex)
                                                                                         (1989-2008)
-----------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (66)    Trustee since 2005.     Founding Director, Vice President   None
Trustee                      Serves until a          and Corporate Secretary, The
                             successor trustee is    Winthrop Group, Inc. (consulting
                             elected or earlier      firm) (1982-present); Desautels
                             retirement or removal.  Faculty of Management, McGill
                                                     University (1999 - present); and
                                                     Manager of Research Operations and
                                                     Organizational Learning, Xerox
                                                     PARC, Xerox's advance research
                                                     center (1990-1994)
-----------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (65)     Trustee since 2005.     President and Chief Executive       Director of New America
Trustee                      Serves until a          Officer, Newbury, Piret & Company,  High Income Fund, Inc.
                             successor trustee is    Inc. (investment banking firm)      (closed-end investment
                             elected or earlier      (1981 - present)                    company) (2004 -
                             retirement or removal.                                      present); and member,
                                                                                         Board of Governors,
                                                                                         Investment Company
                                                                                         Institute (2000 - 2006)
-----------------------------------------------------------------------------------------------------------------------------
Stephen K. West (84)         Trustee since 1993.     Senior Counsel, Sullivan &          Director, The Swiss
Trustee                      Serves until a          Cromwell LLP (law firm) (1998 -     Helvetia Fund, Inc.
                             successor trustee is    present); and Partner, Sullivan &   (closed-end investment
                             elected or earlier      Cromwell LLP (prior to 1998)        company); and Director,
                             retirement or removal.                                      Invesco, Ltd. (formerly
                                                                                         AMVESCAP, PLC)
                                                                                         (investment manager)
                                                                                         (1997-2005)
-----------------------------------------------------------------------------------------------------------------------------

64 Pioneer Classic Balanced Fund | Annual Report | 7/31/13

Interested Trustees

-----------------------------------------------------------------------------------------------------------------------------
Name, Age and                   Term of Office and                                                  Other Directorships
Position Held with the Fund     Length of Service        Principal Occupation                       Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (87)*        Trustee since 2005.      Non-Executive Chairman and a director of   None
Trustee, President and Chief    Serves until a           Pioneer Investment Management USA Inc.
Executive Officer of the Fund   successor trustee is     ("PIM-USA"); Chairman and a director of
                                elected or earlier       Pioneer; Chairman and Director of
                                retirement or removal.   Pioneer Institutional Asset Management,
                                                         Inc. (since 2006); Director of Pioneer
                                                         Alternative Investment Management
                                                         Limited (Dublin) (until October 2011);
                                                         President and a director of Pioneer
                                                         Alternative Investment Management
                                                         (Bermuda) Limited and affiliated funds;
                                                         Deputy Chairman and a director of
                                                         Pioneer Global Asset Management S.p.A.
                                                         ("PGAM") (until April 2010); Director of
                                                         Nano-C, Inc. (since 2003); Director of
                                                         Cole Management Inc. (2004 - 2011);
                                                         Director of Fiduciary Counseling, Inc.
                                                         (until December 2011); President of all
                                                         of the Pioneer Funds; and Retired
                                                         Partner, Wilmer Cutler Pickering Hale
                                                         and Dorr LLP
-----------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (54)*       Trustee since 2007.      Director, CEO and President of PIM-USA     None
Trustee and Executive           Serves until a           (since February 2007); Director and
Vice President                  successor trustee is     President of Pioneer and Pioneer
                                elected or earlier       Institutional Asset Management, Inc.
                                retirement or removal.   (since February 2007); Executive Vice
                                                         President of all of the Pioneer Funds
                                                         (since March 2007); Director of PGAM
                                                         (2007 - 2010); Head of New Europe
                                                         Division, PGAM (2000 - 2005); and Head of
                                                         New Markets Division, PGAM (2005 - 2007)
-----------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/13 65

Fund Officers

-----------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                          Other Directorships
Position Held with the Fund  Length of Service       Principal Occupation                Held by Officer
-----------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (48)   Since 2003. Serves at   Vice President and Associate        None
Secretary                    the discretion of the   General Counsel of Pioneer since
                             Board.                  January 2008 and Secretary of all
                                                     of the Pioneer Funds since June
                                                     2010; Assistant Secretary of all
                                                     of the Pioneer Funds from
                                                     September 2003 to May 2010; and
                                                     Vice President and Senior Counsel
                                                     of Pioneer from July 2002 to
                                                     December 2007
-----------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (52)       Since 2010. Serves at   Fund Governance Director of         None
Assistant Secretary          the discretion of the   Pioneer since December 2006 and
                             Board.                  Assistant Secretary of all the
                                                     Pioneer Funds since June 2010;
                                                     Manager - Fund Governance of
                                                     Pioneer from December 2003 to
                                                     November 2006; and Senior
                                                     Paralegal of Pioneer from January
                                                     2000 to November 2003
-----------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (50)            Since 2010. Serves at   Counsel of Pioneer since June 2007  None
Assistant Secretary          the discretion of the   and Assistant Secretary of all the
                             Board.                  Pioneer Funds since June 2010; and
                                                     Vice President and Counsel at
                                                     State Street Bank from October
                                                     2004 to June 2007
-----------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (53)         Since 2008. Serves at   Vice President - Fund Treasury of   None
Treasurer and Chief          the discretion of the   Pioneer; Treasurer of all of the
Financial and                Board.                  Pioneer Funds since March 2008;
Accounting Officer of                                Deputy Treasurer of Pioneer from
the Fund                                             March 2004 to February 2008; and
                                                     Assistant Treasurer of all of the
                                                     Pioneer Funds from March 2004 to
                                                     February 2008
-----------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (48)        Since 2005. Serves at   Assistant Vice President - Fund     None
Assistant Treasurer          the discretion of the   Treasury of Pioneer; and Assistant
                             Board.                  Treasurer of all of the Pioneer
                                                     Funds
-----------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (55)           Since 2005. Serves at   Fund Accounting Manager - Fund      None
Assistant Treasurer          the discretion of the   Treasury of Pioneer; and Assistant
                             Board.                  Treasurer of all of the Pioneer
                                                     Funds
-----------------------------------------------------------------------------------------------------------------------------

66 Pioneer Classic Balanced Fund | Annual Report | 7/31/13

-----------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                               Other Directorships
Position Held with the Fund  Length of Service           Principal Occupation                 Held by Officer
-----------------------------------------------------------------------------------------------------------------------------
David F. Johnson (33)        Since 2009. Serves at the   Fund Administration Manager - Fund   None
Assistant Treasurer          discretion of the Board.    Treasury of Pioneer since November
                                                         2008; Assistant Treasurer of all
                                                         of the Pioneer Funds since January
                                                         2009; and Client Service Manager -
                                                         Institutional Investor Services at
                                                         State Street Bank from March 2003
                                                         to March 2007
-----------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (60)         Since 2010. Serves at the   Chief Compliance Officer of          None
Chief Compliance Officer     discretion of the Board.    Pioneer and of all the Pioneer
                                                         Funds since March 2010; Director
                                                         of Adviser and Portfolio
                                                         Compliance at Pioneer since
                                                         October 2005; and Senior
                                                         Compliance Officer for Columbia
                                                         Management Advisers, Inc. from
                                                         October 2003 to October 2005
-----------------------------------------------------------------------------------------------------------------------------
Kelley O'Donnell (42)        Since 2006. Serves at the   Director--Transfer Agency             None
Anti-Money Laundering        discretion of the Board.    Compliance of Pioneer and
Officer                                                  Anti-Money Laundering Officer of
                                                         all the Pioneer Funds since 2006
-----------------------------------------------------------------------------------------------------------------------------

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/13 67

                           This page for your notes.

68 Pioneer Classic Balanced Fund | Annual Report | 7/31/13

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2013 Pioneer Investments 19418-07-0913


                       Pioneer Government
                       Income Fund

--------------------------------------------------------------------------------
                       Annual Report | July 31, 2013
--------------------------------------------------------------------------------

                       Ticker Symbols:

                       Class A     AMGEX
                       Class B     ABGIX
                       Class C     GOVCX
                       Class Y     ATGIX

                       [LOGO] PIONEER
                              Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             8

Prices and Distributions                                                      9

Performance Update                                                           10

Comparing Ongoing Fund Expenses                                              14

Schedule of Investments                                                      16

Financial Statements                                                         24

Notes to Financial Statements                                                32

Report of Independent Registered Public Accounting Firm                      40

Trustees, Officers and Service Providers                                     41

                      Pioneer Government Income Fund | Annual Report | 7/31/13 1

President's Letter

Dear Shareowner,

When we look at the U.S. economy as we head into the second half of 2013, we continue to see slow, but ongoing, growth. Employment has been steadily rising. Consumer incomes, savings, wealth, and debt-servicing capacity have been solid buttresses for the recovering housing and auto industries. Industrial activity is growing only modestly, but current corporate profits are generally solid and balance sheets appear able to support needed capital spending and dividend* payouts. The scaled-back "fiscal cliff " tax increases and spending cuts have meaningfully cut the budget deficit without, it seems, driving the economy back into recession. In addition, we feel that continuing slack in labor markets and capacity utilization offers the potential for continuing growth without bottlenecks and rising inflation.

After observing the strengthening economic trends, the Federal Reserve (the Fed) has hinted that it may begin to scale back its bond purchases (currently $85 billion per month in quantitative easing, or "QE") later in 2013, and could terminate the purchases altogether sometime in 2014, depending on subsequent economic data releases. Pioneer believes that, barring an external shock, modest economic growth can be sustained at least over the next couple of years without continuous, aggressive intervention from the Fed.

The Fed has also said that short-term interest rates are likely to remain near zero for some time to come. Given that inflation remains subdued and unemployment remains high, there is no urgency about raising rates.

While inflation is not a near-term concern, the Fed's aggressive monetary policies helped investors drive long-term Treasury yields to unsustainably low levels. A return to more normal levels in response to expectations of a stronger economy and the potential for less QE resulted in disappointing returns for bond investors during the first half of 2013, but the stock market rewarded shareholders who were undaunted by the double-barreled threat of the "fiscal cliff " and debt-ceiling debates at the beginning of 2013.

The Standard & Poor's 500 Index, a broad measure of the U.S. stock market, returned 13.82% during the first six months of 2013, while the Barclays Aggregate Bond Index, which tracks the performance of a higher-quality U.S. bond universe, returned -2.44%. Investors showed a rising preference for higher-yielding corporate paper over government bonds during the first half of 2013, helping the Bank of America Merrill Lynch High Yield Master II Index, which measures the performance of high-yield corporate bonds, to post a 1.50% return for the six months ended June 30, 2013. Three-month Treasury bills, generally regarded as essentially "risk free" by the markets, returned 0.03% in the first half of 2013.

* Dividends are not guaranteed.

2 Pioneer Government Income Fund | Annual Report | 7/31/13

There are certainly risks and uncertainties that continue to plague the global economy. Europe remains in recession and a number of countries in the emerging markets have experienced difficulties. Still, a potential ending of the European recession, continuing economic improvement in Japan in response to the new government's quantitative easing policies, and a "soft landing" of 7% growth in China could very well result in an improving global outlook over the remainder of 2013.

There are also geopolitical worries abroad and political fights at home, and while most of the widely recognized risks we've outlined may already be "priced in" to the market, we believe investors should continue to expect market volatility.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. And while diversification alone does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs, keeping in mind that there is no single best strategy that works for every investor.

Pioneer's investment teams have, since 1928, sought out attractive opportunities in global equity and bond markets, using in-depth research to identify undervalued individual securities, and using thoughtful risk management to construct portfolios which balance potential risks and rewards in an ever-changing world.

We encourage you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                      Pioneer Government Income Fund | Annual Report | 7/31/13 3

Portfolio Management Discussion | 7/31/13

Government securities generally declined in value during the 12 months ended July 31, 2013, as interest rates moved higher, particularly late in the period, thus undermining the values of higher-quality securities. In the following interview, Richard Schlanger and Charles Melchreit discuss the investment environment and the factors that affected the performance of Pioneer Government Income Fund during the 12 months ended July 31, 2013. Mr. Schlanger, a vice president and a portfolio manager at Pioneer, and Mr. Melchreit, a senior vice president and a portfolio manager at Pioneer, are responsible for the day-to-day management of the Fund.

Q How would you describe the investment environment for fixed-income securities during the 12 months ended July 31, 2013?

A The 12-month period saw the domestic economy continue to improve, although at a slow pace that satisfied few observers. Gross domestic product (GDP) grew modestly, with noticeable recoveries in both the housing and auto sectors, while new job creation finally started to show progress. Against that backdrop, equity values generally rose, while the economically-sensitive credit sectors in the fixed-income market generally outperformed government securities.

     To be sure, political issues in Washington did bring uncertainties to the markets, as both political parties fought over issues such as the debt ceiling and national fiscal policy. The political wrangling eventually resulted in agreement on a temporary policy of "sequestration," a series of automatic, across-the-board reductions throughout the federal budget. The sequestration agreement, in turn, created new worries in the capital markets over the potential that cutbacks in U.S. government spending could undermine the general growth of the economy.

     Despite the market's concerns, the economy continued to expand slowly.

     The market for government securities exhibited relatively little volatility during much of the period. However, in May 2013, the U.S. Federal Reserve
     (Fed) signaled that it might begin tapering back its accommodative program of $85 billion in monthly purchases of agency mortgage-backed and other government-related debt (known as QE3), which had helped to support the prices of government securities. The hints by the Fed about unwinding QE3 prompted Treasury yields to jump higher and caused price losses in most areas of the bond market, especially among government securities.

4 Pioneer Government Income Fund | Annual Report | 7/31/13

Q How did the Fund perform in that environment during the 12 months ended July 31, 2013?

A Pioneer Government Income Fund's Class A shares returned -3.04% at net asset value during the 12 months ended July 31, 2013, while the Fund's benchmarks, the Barclays Government Bond Index and the Barclays U.S. Mortgage-Backed Securities Index, returned -2.54% and -1.98%, respectively. During the same period, the average return of the 330 mutual funds in Morningstar's Intermediate Government category was -2.64%.

Q What were your principal investment strategies during the 12 months ended July 31, 2013, and how did those strategies affect the Fund's performance?

A We maintained very low portfolio exposure to the U.S. Treasury market during the 12-month period, as we saw relatively little relative value in Treasuries due to their low yield levels, and because we thought the asset class was particularly vulnerable to the risks of price losses should interest rates spike higher. The Fund's allocation to Treasuries averaged about 20% of net assets through much of the period, while Treasuries account for about 88% of the Barclays Government Bond Index (the Barclays Index), the Fund's primary benchmark. The de-emphasis of Treasuries in the portfolio provided a substantial assist to relative returns, as Treasuries significantly underperformed in a rising-interest-rate environment. As we de-emphasized Treasuries in the portfolio, we overweighted government agency bonds as well as government agency mortgage-backed securities, both of which fared better than Treasuries during the period. The Fund also had an out-of-benchmark exposure to commercial mortgage-backed securities, with the exposure rising to as high as 15% of the portfolio's net assets during the period. However, we had brought that exposure down dramatically by the end of the fiscal year on July 31, 2013, as the performance of commercial mortgages faltered because of heavy refinancing activity.

     The Fund underperformed the Barclays Index during the period, largely because of the heavy prepayments that undermined the performance of some mortgage-backed securities held in the portfolio, and due to out-of-benchmark exposure to municipal bonds, which also detracted from results as municipals performed even worse than Treasuries when interest rates rose. The problems of municipal bonds were compounded by heavy media interest in the financial problems of the City of Detroit, which damaged the reputation of the entire asset class. Nevertheless, we think the extent of the losses suffered by municipal bond holders was excessive, and that municipal securities, especially at their current low prices, represent one of the better values in the fixed-income market.

                      Pioneer Government Income Fund | Annual Report | 7/31/13 5

     As noted previously, the Fund's significant underweighting of U.S. Treasuries, which represent the largest component in the Barclays Index, tended to help relative returns as Treasuries performed poorly, especially when interest rates climbed late in the period.

     Within the mortgage sector, the Fund's investments in some premium mortgages, which offered higher yields, held back results when prepayment activity increased and the group ended up underperforming lower-coupon mortgages for the period. We have substantially reduced the Fund's exposure to premium mortgages. We have, however, maintained the portfolio's exposure to municipal bonds, despite the underperformance of the asset class during the 12-month period. Municipals are not part of the Barclays Index, and we saw good value in the asset class as municipals often were offering higher yields than government bonds of comparable quality and maturity. The group's underperformance of Treasuries after interest rates rose towards the end of the 12-month period actually represented a departure from past historical tendencies.

     Yield-curve positioning also hurt the Fund's relative performance, somewhat, during the 12-month period, as we maintained an essentially neutral portfolio exposure to bonds with 10-year maturities.

     The portfolio's effective duration as of July 31, 2013, was 4.96 years, close to that of the Barclays Index. (Duration is a measure of a portfolio's price sensitivity to changes in interest rates.)

Q    What is your investment outlook?

A We think the U.S. economy should continue to grow slowly. Overall, economic conditions are looking better. The housing market has strengthened, the trade deficit has improved, and better job prospects have helped to improve overall consumer confidence. In addition, inflationary pressures have remained well under control. At the same time, the effects of the budget sequestration cuts appear to be wearing off, and the global economy is looking healthier--although the U.S. economy remains the strongest in the developed world. While we de-emphasized Treasuries in the portfolio during the 12-month period, we believe Treasuries still remain the most liquid - or easily tradable - of all asset classes; and, on a relative basis, they look attractive compared with the sovereign debt of other major Western nations.

     The Fed has made it clear that its next move with regard to monetary policy
     - if the central bank sees significant evidence of continued economic strengthening - likely will be a tapering of QE3, which would result in its purchasing fewer government securities in the open market. If and when the unwinding of QE3 begins, we believe we may very well see rates on

6 Pioneer Government Income Fund | Annual Report | 7/31/13 longer-maturity securities climb higher. We still favor mortgage-backed securities as well as other securitized products, and we still like the relative values offered by municipal securities, despite their recent poor performance. In addition, we may increase the Fund's allocation to Treasuries if we see a good opportunity to do so.

     We believe investors should expect modest performance from government securities in general. Government securities remain one of the safest areas for investment, and we believe they can be an attractive alternative for investors who have become uneasy about increased security prices in some of the higher-risk sectors, including stocks and high-yield bonds.

Please refer to the Schedule of Investments on pages 16-23 for a full listing of Fund securities.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates.

The securities issued by U.S. government-sponsored entities (i.e., FNMA, Freddie
Mac) are neither guaranteed nor issued by the U.S. government.

The Fund may invest in mortgage-backed securities, which, during times of fluctuating interest rates, may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These opinions should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                      Pioneer Government Income Fund | Annual Report | 7/31/13 7

Portfolio Summary | 7/31/13

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Government Securities                                                58.6%
Collateralized Mortgage Obligations                                       16.5%
U.S. Corporate Bonds                                                      10.7%
Asset Backed Securities                                                    5.8%
Foreign Government Bonds                                                   5.0%
Municipal Bonds                                                            3.4%

Portfolio Maturity
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

0-2 Years                                                                  7.5%
2-5 Years                                                                 33.7%
5-7 Years                                                                 34.6%
7-10 Years                                                                 9.2%
10-20 Years                                                                6.8%
20+ Years                                                                  8.2%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

 1.   Private Export Funding Corp., 4.375%, 3/15/19                        4.60%
--------------------------------------------------------------------------------
 2.   U.S. Treasury Notes, 4.0%, 8/15/18                                   3.98
--------------------------------------------------------------------------------
 3.   U.S. Treasury Notes, 1.875%, 8/31/17                                 3.78
--------------------------------------------------------------------------------
 4.   Israel Government AID Bond, 5.5%, 4/26/24                            3.40
--------------------------------------------------------------------------------
 5.   Federal National Mortgage Association-Aces, 4.92%, 7/25/20           3.24
--------------------------------------------------------------------------------
 6.   Federal National Mortgage Association, 4.0%, 4/1/39                  3.23
--------------------------------------------------------------------------------
 7.   U.S. Treasury Notes, 0.625%, 5/31/17                                 2.78
--------------------------------------------------------------------------------
 8.   Private Export Funding Corp., 4.3%, 12/15/21                         2.64
--------------------------------------------------------------------------------
 9.   U.S. Treasury Notes, 2.625%, 11/15/20                                2.56
--------------------------------------------------------------------------------
10.   U.S. Treasury Bonds, 4.25%, 5/15/39                                  2.47
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

8 Pioneer Government Income Fund | Annual Report | 7/31/13

Prices and Distributions | 7/31/13

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                         7/31/13                      7/31/12
--------------------------------------------------------------------------------
           A                            $9.67                        $10.33
--------------------------------------------------------------------------------
           B                            $9.68                        $10.34
--------------------------------------------------------------------------------
           C                            $9.68                        $10.34
--------------------------------------------------------------------------------
           Y                            $9.68                        $10.34
--------------------------------------------------------------------------------

Distributions per Share: 8/1/12-7/31/13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Net Investment         Short-Term        Long-Term
         Class            Income            Capital Gains     Capital Gains
--------------------------------------------------------------------------------
           A             $0.3542                 $   --          $   --
--------------------------------------------------------------------------------
           B             $0.2522                 $   --          $   --
--------------------------------------------------------------------------------
           C             $0.2875                 $   --          $   --
--------------------------------------------------------------------------------
           Y             $0.3952                 $   --          $   --
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Barclays Government Bond Index is an unmanaged index that measures the performance of the U.S. government bond market. The Barclays U.S. Mortgage-Backed Securities Index is an unmanaged index including 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA). Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The indices defined here pertain to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 10-13.

                      Pioneer Government Income Fund | Annual Report | 7/31/13 9

Performance Update | 7/31/13                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Government Income Fund at public offering price, compared to that of the Barclays Government Bond Index and the Barclays U.S. Mortgage-Backed Securities Index.

Average Annual Total Returns
(As of July 31, 2013)
--------------------------------------------------------------------------------
                        Net Asset    Public Offering
Period                  Value (NAV)  Price (POP)
--------------------------------------------------------------------------------
10 Years                 3.81%        3.34%
5 Years                  4.30         3.35
1 Year                  -3.04        -7.43
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2012)
--------------------------------------------------------------------------------
                        Gross
--------------------------------------------------------------------------------
                        1.14%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment


                                                               Barclays U.S.
                     Pioneer Government  Barclays Government   Mortgage-Backed
                     Income Fund         Bond Index            Securities Index
7/31/2003            $  9,550            $ 10,000              $ 10,000
7/31/2004            $  9,778            $ 10,386              $ 10,511
7/31/2005            $ 10,043            $ 10,841              $ 11,002
7/31/2006            $ 10,119            $ 10,976              $ 11,260
7/31/2007            $ 10,568            $ 11,613              $ 11,891
7/31/2008            $ 11,252            $ 12,613              $ 12,718
7/31/2009            $ 12,218            $ 13,455              $ 14,045
7/31/2010            $ 13,120            $ 14,352              $ 15,101
7/31/2011            $ 13,507            $ 14,820              $ 15,682
7/31/2012            $ 14,322            $ 15,941              $ 16,441
7/31/2013            $ 13,886            $ 15,536              $ 16,115

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer Government Income Fund acquired the assets and liabilities of AmSouth Government Income Fund on September 23, 2005. The performance shown for Class A shares of the Fund for periods prior to September 23, 2005, is based on the performance of AmSouth Government Income Fund's Class A shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of Class A shares of the Fund would be lower than that shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

10 Pioneer Government Income Fund | Annual Report | 7/31/13

Performance Update | 7/31/13                                      Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Government Income Fund, compared to that of the Barclays Government Bond Index and the Barclays U.S. Mortgage-Backed Securities Index.

Average Annual Total Returns
(As of July 31, 2013)
--------------------------------------------------------------------------------
                        If           If
Period                  Held         Redeemed
--------------------------------------------------------------------------------
10 Years                 2.97%        2.97%
5 Years                  3.39         3.39
1 Year                  -4.01        -7.76
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2012)
--------------------------------------------------------------------------------
                        Gross
--------------------------------------------------------------------------------
                        2.17%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                              Barclays U.S.
                     Pioneer Government  Barclays Government  Mortgage-Backed
                     Income Fund         Bond Index           Securities Index
7/31/2003            $ 10,000            $ 10,000             $ 10,000
7/31/2004            $ 10,158            $ 10,386             $ 10,511
7/31/2005            $ 10,367            $ 10,841             $ 11,002
7/31/2006            $ 10,351            $ 10,976             $ 11,260
7/31/2007            $ 10,736            $ 11,613             $ 11,891
7/31/2008            $ 11,344            $ 12,613             $ 12,718
7/31/2009            $ 12,247            $ 13,455             $ 14,045
7/31/2010            $ 13,025            $ 14,352             $ 15,101
7/31/2011            $ 13,299            $ 14,820             $ 15,682
7/31/2012            $ 13,961            $ 15,941             $ 16,441
7/31/2013            $ 13,401            $ 15,536             $ 16,115

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus.

Pioneer Government Income Fund acquired the assets and liabilities of AmSouth Government Income Fund on September 23, 2005. The performance shown for Class B shares of the Fund for periods prior to September 23, 2005, is based on the performance of AmSouth Government Income Fund's Class B shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of Class B shares of the Fund would be lower than that shown.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                     Pioneer Government Income Fund | Annual Report | 7/31/13 11

Performance Update | 7/31/13                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Government Income Fund, compared to that of the Barclays Government Bond Index and the Barclays U.S. Mortgage-Backed Securities Index.

Average Annual Total Returns
(As of July 31, 2013)
--------------------------------------------------------------------------------
                        If           If
Period                  Held         Redeemed
--------------------------------------------------------------------------------
10 Years                 3.06%        3.06%
5 Years                  3.56         3.56
1 Year                  -3.68        -3.68
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2012)
--------------------------------------------------------------------------------
                        Gross
--------------------------------------------------------------------------------
                        1.83%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                              Barclays U.S.
                     Pioneer Government  Barclays Government  Mortgage-Backed
                     Income Fund         Bond Index           Securities Index
7/31/2003            $ 10,000            $ 10,000             $ 10,000
7/31/2004            $ 10,158            $ 10,386             $ 10,511
7/31/2005            $ 10,367            $ 10,841             $ 11,002
7/31/2006            $ 10,348            $ 10,976             $ 11,260
7/31/2007            $ 10,735            $ 11,613             $ 11,891
7/31/2008            $ 11,347            $ 12,613             $ 12,718
7/31/2009            $ 12,232            $ 13,455             $ 14,045
7/31/2010            $ 13,026            $ 14,352             $ 15,101
7/31/2011            $ 13,329            $ 14,820             $ 15,682
7/31/2012            $ 14,034            $ 15,941             $ 16,441
7/31/2013            $ 13,517            $ 15,536             $ 16,115

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer Government Income Fund acquired the assets and liabilities of AmSouth Government Income Fund on September 23, 2005. The performance shown for Class C shares of the Fund for periods prior to September 23, 2005, is based upon the performance of the predecessor Fund's Class B shares as adjusted to reflect sales charges applicable to Class C shares (but not other differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of Class C shares of the Fund would be lower than that shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all Funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Government Income Fund | Annual Report | 7/31/13

Performance Update | 7/31/13                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Government Income Fund, compared to that of the Barclays Government Bond Index and Barclays U.S. Mortgage-Backed Securities Index.

Average Annual Total Returns
(As of July 31, 2013)
--------------------------------------------------------------------------------
                        If           If
Period                  Held         Redeemed
--------------------------------------------------------------------------------
10 Years                 4.20%        4.20%
5 Years                  4.75         4.75
1 Year                  -2.65        -2.65
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2012)
--------------------------------------------------------------------------------
                        Gross
--------------------------------------------------------------------------------
                        0.74%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                                                              Barclays U.S.
                     Pioneer Government  Barclays Government  Mortgage-Backed
                     Income Fund         Bond Index           Securities Index
7/31/2003            $ 5,000,000         $ 5,000,000          $ 5,000,000
7/31/2004            $ 5,125,712         $ 5,192,874          $ 5,255,700
7/31/2005            $ 5,277,134         $ 5,420,698          $ 5,501,040
7/31/2006            $ 5,334,155         $ 5,487,906          $ 5,630,114
7/31/2007            $ 5,595,157         $ 5,806,290          $ 5,945,477
7/31/2008            $ 5,985,630         $ 6,306,536          $ 6,359,055
7/31/2009            $ 6,535,561         $ 6,727,431          $ 7,022,518
7/31/2010            $ 7,042,050         $ 7,176,130          $ 7,550,396
7/31/2011            $ 7,275,875         $ 7,410,007          $ 7,840,801
7/31/2012            $ 7,753,126         $ 7,970,275          $ 8,220,460
7/31/2013            $ 7,547,889         $ 7,768,029          $ 8,057,600

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Pioneer Government Income Fund acquired the assets and liabilities of AmSouth Government Income Fund on September 23, 2005. The performance shown for Class Y shares of the Fund for periods prior to September 23, 2005, is based on the performance of AmSouth Government Income Fund's Class I shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of Class Y shares of the Fund would be lower than that shown. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                     Pioneer Government Income Fund | Annual Report | 7/31/13 13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses.You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Government Income Fund

Based on actual returns from February 1, 2013, through July 31, 2013.

--------------------------------------------------------------------------------
Share Class                       A             B             C            Y
--------------------------------------------------------------------------------
Beginning Account             $1,000.00     $1,000.00     $1,000.00    $1,000.00
Value on 2/1/13
--------------------------------------------------------------------------------
Ending Account Value          $  978.11     $  972.54     $  974.80    $  979.97
(after expenses)
on 7/31/13
--------------------------------------------------------------------------------
Expenses Paid                 $    5.98     $   10.86     $    9.30    $    4.17
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.22%, 2.22%, 1.90%, and 0.85% for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

14 Pioneer Government Income Fund | Annual Report | 7/31/13

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Government Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from February 1, 2013, through July 31, 2013.

--------------------------------------------------------------------------------
Share Class                       A             B             C            Y
--------------------------------------------------------------------------------
Beginning Account             $1,000.00     $1,000.00     $1,000.00    $1,000.00
Value on 2/1/13
--------------------------------------------------------------------------------
Ending Account Value          $1,018.74     $1,013.79     $1,015.37    $1,020.58
(after expenses)
on 7/31/13
--------------------------------------------------------------------------------
Expenses Paid                 $    6.11     $   11.08     $    9.49    $    4.26
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.22%, 2.22%, 1.90%, and 0.85% for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                     Pioneer Government Income Fund | Annual Report | 7/31/13 15

Schedule of Investments | 7/31/13

-----------------------------------------------------------------------------------------------------------
                  Floating       S&P/Moody's
 Principal        Rate (b)       Ratings
 Amount ($)       (unaudited)    (unaudited)                                                  Value
-----------------------------------------------------------------------------------------------------------
                                               ASSET BACKED SECURITIES -- 5.7%
                                               DIVERSIFIED FINANCIALS -- 5.7%
                                               Other Diversified Financial Services -- 4.3%
        378,959                        NR/NR   Small Business Administration
                                               Participation Certificates, 4.2%, 9/1/29       $     406,102
        929,707                        NR/NR   Small Business Administration
                                               Participation Certificates, 4.625%, 2/1/25           995,199
        985,247                        NR/NR   Small Business Administration
                                               Participation Certificates, 4.84%, 5/1/25          1,057,297
        917,180                        NR/NR   Small Business Administration
                                               Participation Certificates, 5.37%, 4/1/28          1,005,637
        610,113                        NR/NR   Small Business Administration
                                               Participation Certificates, 5.63%, 10/1/28           675,540
        194,213                        NR/NR   Small Business Administration
                                               Participation Certificates, 5.72%, 1/1/29            215,505
      1,106,343                        NR/NR   Small Business Administration
                                               Participation Certificates, 6.02%, 8/1/28          1,239,579
        592,403                        NR/NR   Small Business Administration
                                               Participation Certificates, 6.22%, 12/1/28           669,064
                                                                                              -------------
                                                                                              $   6,263,923
-----------------------------------------------------------------------------------------------------------
                                               Consumer Finance -- 1.4%
      2,000,000           1.02       AAA/Aaa   SLM Student Loan Trust 2004-10,
                                               Floating Rate Note, 4/27/26 (144A)             $   1,998,960
                                                                                              -------------
                                               Total Diversified Financials                   $   8,262,883
-----------------------------------------------------------------------------------------------------------
                                               TOTAL ASSET BACKED SECURITIES
                                               (Cost $7,773,298)                              $   8,262,883
-----------------------------------------------------------------------------------------------------------
                                               COLLATERALIZED MORTGAGE
                                               OBLIGATIONS -- 16.1%
                                               BANKS -- 4.9%
                                               Thrifts & Mortgage Finance -- 4.9%
      4,585,575                        NR/NR   Federal National Mortgage
                                               Association-Aces, 4.92%, 7/25/20               $   4,600,103
        769,598                        NR/NR   Vendee Mortgage Trust 2008-1,
                                               5.25%, 1/15/32                                       868,316
      1,593,687                        NR/NR   Vendee Mortgage Trust 2010-1,
                                               4.25%, 2/15/35                                     1,702,825
                                                                                              -------------
                                                                                              $   7,171,244
                                                                                              -------------
                                               Total Banks                                    $   7,171,244
-----------------------------------------------------------------------------------------------------------
                                               DIVERSIFIED FINANCIALS -- 1.2%
                                               Other Diversified Financial Services -- 1.2%
      1,596,940           3.00         NR/NR   La Hipotecaria Panamanian Mortgage Trust
                                               2010-1, Floating Rate Note, 9/8/39 (144A)      $   1,655,827
                                                                                              -------------
                                               Total Diversified Financials                   $   1,655,827
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16 Pioneer Government Income Fund | Annual Report | 7/31/13

-----------------------------------------------------------------------------------------------------------
               Floating          S&P/Moody's
 Principal     Rate (b)          Ratings
 Amount ($)    (unaudited)       (unaudited)                                                  Value
-----------------------------------------------------------------------------------------------------------
                                               GOVERNMENT -- 10.0%
                                               Government -- 10.0%
      1,278,067           3.41         NR/NR   Federal National Mortgage Association
                                               Grantor Trust 2004-T2, Floating Rate
                                               Note, 7/25/43                                  $   1,367,883
        150,000                        NR/NR   Federal National Mortgage Association
                                               REMICS, 4.5%, 6/25/29                                162,399
        685,548           0.49         NR/NR   Federal National Mortgage Association
                                               REMICS, Floating Rate Note, 12/25/42                 687,332
        126,913                        NR/NR   Freddie Mac REMICS, 5.0%, 6/15/34                    131,049
        238,227           0.59         NR/NR   Freddie Mac REMICS, Floating Rate
                                               Note, 12/15/20                                       239,819
      2,321,549                      AAA/Aaa   Government National Mortgage
                                               Association, 3.025%, 2/16/30                       2,343,407
        113,546                        NR/NR   Government National Mortgage
                                               Association, 5.25%, 8/16/35                          128,532
        619,396                        NR/NR   Government National Mortgage
                                               Association, 6.0%, 6/16/32                           699,609
      2,000,000           4.82         NR/NR   Government National Mortgage
                                               Association, Floating Rate Note, 1/16/50           2,088,720
      7,986,418           0.52         NR/NR   Government National Mortgage
                                               Association, Floating Rate Note,
                                               11/16/51 (c)                                         270,460
      6,730,034           1.65         NR/NR   Government National Mortgage
                                               Association, Floating Rate Note,
                                               11/16/52 (c)                                         504,961
        263,186           0.64         NR/NR   Government National Mortgage
                                               Association, Floating Rate Note, 12/16/29            265,711
      3,000,000           5.14         NR/NR   Government National Mortgage
                                               Association, Floating Rate Note, 12/16/36          3,204,267
        286,113           5.12         NR/NR   Government National Mortgage
                                               Association, Floating Rate Note, 12/16/46            291,856
      9,174,681           1.02       AAA/Aa1   Government National Mortgage
                                               Association, Floating Rate Note,
                                               2/16/52 (c)                                          371,657
      1,768,321           1.03         NR/NR   Government National Mortgage
                                               Association, Floating Rate Note,
                                               2/16/53 (c)                                          149,766
      1,472,052           1.05         NR/NR   Government National Mortgage
                                               Association, Floating Rate Note,
                                               3/16/53 (c)                                          120,271
      6,974,839           1.07        NR/Aaa   Government National Mortgage
                                               Association, Floating Rate Note,
                                               4/16/51 (c)                                          324,853
      6,472,279           1.21         NR/NR   Government National Mortgage
                                               Association, Floating Rate Note,
                                               4/16/51 (c)                                          333,458
        299,902           5.78        NR/Aa1   Government National Mortgage
                                               Association, Floating Rate Note, 6/16/32             312,132

The accompanying notes are an integral part of these financial statements.

                     Pioneer Government Income Fund | Annual Report | 7/31/13 17

-----------------------------------------------------------------------------------------------------------
                  Floating       S&P/Moody's
 Principal        Rate (b)       Ratings
 Amount ($)       (unaudited)    (unaudited)                                                  Value
-----------------------------------------------------------------------------------------------------------
      6,965,764           1.36         NR/NR   Government National Mortgage
                                               Association, Floating Rate Note,
                                               6/16/52 (c)                                    $     461,259
      1,959,880           1.07         NR/NR   Government National Mortgage
                                               Association, Floating Rate Note,
                                               9/16/52 (c)                                          174,235
                                                                                              -------------
                                                                                              $  14,633,636
                                                                                              -------------
                                               Total Government                               $  14,633,636
-----------------------------------------------------------------------------------------------------------
                                               TOTAL COLLATERALIZED
                                               MORTGAGE OBLIGATIONS
                                               (Cost $26,537,016)                             $  23,460,707
-----------------------------------------------------------------------------------------------------------
                                               CORPORATE BONDS -- 10.4%
                                               DIVERSIFIED FINANCIALS -- 10.0%
                                               Specialized Finance -- 10.0%
        600,000                      AA+/Aaa   Private Export Funding Corp.,
                                               2.25%, 12/15/17                                $     622,717
      1,300,000                      AA+/Aaa   Private Export Funding Corp.,
                                               2.8%, 5/15/22                                      1,272,370
      3,420,000                      AA+/Aaa   Private Export Funding Corp.,
                                               4.3%, 12/15/21                                     3,747,892
      5,750,000                      AA+/Aaa   Private Export Funding Corp.,
                                               4.375%, 3/15/19                                    6,529,350
      2,155,000                      AA+/Aaa   Private Export Funding Corp.,
                                               5.45%, 9/15/17                                     2,504,750
                                                                                              -------------
                                                                                              $  14,677,079
                                                                                              -------------
                                               Total Diversified Financials                   $  14,677,079
-----------------------------------------------------------------------------------------------------------
                                               GOVERNMENT -- 0.4%
                                               Government -- 0.4%
        601,577                        NR/NR   Helios Leasing I LLC, 2.018%, 5/29/24          $     590,287
                                                                                              -------------
                                               Total Government                               $     590,287
-----------------------------------------------------------------------------------------------------------
                                               TOTAL CORPORATE BONDS
                                               (Cost $14,554,379)                             $  15,267,366
-----------------------------------------------------------------------------------------------------------
                                               U.S. GOVERNMENT AND
                                               AGENCY OBLIGATIONS -- 56.9%
          6,042                      AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                               4.0%, 11/1/13                                  $       6,365
        442,433                      AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                               5.0%, 9/1/38-10/1/38                                 473,693
         37,793                      AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                               5.5%, 1/1/34                                          41,133
      1,240,195                      AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                               6.0%, 5/1/16-7/1/38                                1,361,675
         19,263                      AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                               6.5%, 5/1/31                                          21,175
         85,533                      AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                               7.0%, 3/1/14-10/1/46                                  95,014

The accompanying notes are an integral part of these financial statements.

18 Pioneer Government Income Fund | Annual Report | 7/31/13

-----------------------------------------------------------------------------------------------------------
                  Floating       S&P/Moody's
 Principal        Rate (b)       Ratings
 Amount ($)       (unaudited)    (unaudited)                                                  Value
-----------------------------------------------------------------------------------------------------------
                                               U.S. GOVERNMENT AND AGENCY
                                               OBLIGATIONS -- (continued)
      1,370,539                      AAA/Aaa   Federal National Mortgage Association,
                                               3.763%, 12/1/20                                $   1,454,740
     10,136,400                      AAA/Aaa   Federal National Mortgage Association,
                                               4.0%, 9/1/20-10/1/41                              10,536,270
         44,039                      AAA/Aaa   Federal National Mortgage Association,
                                               4.5%, 11/1/20                                         46,904
      1,942,105                      AAA/Aaa   Federal National Mortgage Association,
                                               4.64%, 11/1/14                                     2,002,336
      1,095,099                      AAA/Aaa   Federal National Mortgage Association,
                                               4.989%, 6/1/15                                     1,155,204
      3,820,650                      AAA/Aaa   Federal National Mortgage Association,
                                               5.0%, 8/1/18-2/1/39                                4,117,445
        289,891                      AAA/Aaa   Federal National Mortgage Association,
                                               5.5%, 2/1/25                                         318,303
        142,473                      AAA/Aaa   Federal National Mortgage Association,
                                               5.72%, 11/1/28-6/1/29                                157,442
         66,571                      AAA/Aaa   Federal National Mortgage Association,
                                               5.75%, 3/1/33                                         73,670
        177,994                      AAA/Aaa   Federal National Mortgage Association,
                                               5.9%, 11/1/27-4/1/28                                 197,032
        678,749                      AAA/Aaa   Federal National Mortgage Association,
                                               6.0%, 11/1/34-12/1/37                                748,018
        386,592                      AAA/Aaa   Federal National Mortgage Association,
                                               6.5%, 7/1/32-11/1/47                                 429,895
        154,645                      AAA/Aaa   Federal National Mortgage Association,
                                               7.0%, 10/1/19                                        169,820
         25,931                      AAA/Aaa   Federal National Mortgage Association,
                                               7.5%, 4/1/15-6/1/15                                   26,845
         15,481                      AAA/Aaa   Federal National Mortgage Association,
                                               8.0%, 7/1/15                                          16,113
      1,000,000                        NR/NR   Financing Corp. Fico, 0.0%, 4/6/18 (d)               924,713
      2,000,000                        NR/NR   Financing Corp. Fico, 0.0%, 5/11/18 (d)            1,843,364
        869,520                      AAA/Aaa   Government National Mortgage
                                               Association I, 4.5%, 4/15/18-6/15/25                 929,837
        661,669                      AAA/Aaa   Government National Mortgage
                                               Association I, 5.0%, 2/15/19-7/15/40                 718,359
        983,320                      AAA/Aaa   Government National Mortgage
                                               Association I, 5.5%, 6/15/18-10/15/34              1,073,425
         26,164                      AAA/Aaa   Government National Mortgage
                                               Association I, 5.72%, 4/15/29                         28,626

The accompanying notes are an integral part of these financial statements.

                     Pioneer Government Income Fund | Annual Report | 7/31/13 19

-----------------------------------------------------------------------------------------------------------
                  Floating       S&P/Moody's
 Principal        Rate (b)       Ratings
 Amount ($)       (unaudited)    (unaudited)                                                  Value
-----------------------------------------------------------------------------------------------------------
                                               U.S. GOVERNMENT AND AGENCY
                                               OBLIGATIONS -- (continued)
      6,363,415                      AAA/Aaa   Government National Mortgage
                                               Association I, 6.0%, 3/15/19-8/15/38           $   7,072,984
         16,604                      AAA/Aaa   Government National Mortgage
                                               Association I, 6.25%, 11/15/13                        16,701
      2,150,822                      AAA/Aaa   Government National Mortgage
                                               Association I, 6.5%, 1/15/15-4/15/33               2,435,943
        136,160                      AAA/Aaa   Government National Mortgage
                                               Association I, 6.75%, 4/15/26                        157,120
      1,286,109                      AAA/Aaa   Government National Mortgage
                                               Association I, 7.0%, 10/15/16-3/15/32              1,495,357
        536,014                      AAA/Aaa   Government National Mortgage
                                               Association I, 7.5%, 3/15/23-2/15/31                 605,913
         74,402                      AAA/Aaa   Government National Mortgage
                                               Association I, 8.25%, 5/15/20                         80,137
          2,631                      AAA/Aaa   Government National Mortgage
                                               Association I, 8.5%, 8/15/21                           2,668
         18,985                      AAA/Aaa   Government National Mortgage
                                               Association I, 9.0%, 12/15/19-6/15/22                 20,084
        412,892                      AAA/Aaa   Government National Mortgage
                                               Association II, 5.0%, 12/20/18-1/20/20               442,505
        342,997                      AAA/Aaa   Government National Mortgage
                                               Association II, 5.5%, 10/20/37                       375,662
        309,456                      AAA/Aaa   Government National Mortgage
                                               Association II, 5.75%, 4/20/33-6/20/33               340,948
        297,695                      AAA/Aaa   Government National Mortgage
                                               Association II, 5.9%, 11/20/27-7/20/28               323,348
        750,746                      AAA/Aaa   Government National Mortgage
                                               Association II, 6.0%, 7/20/17-6/20/34                833,913
        203,973                      AAA/Aaa   Government National Mortgage
                                               Association II, 6.45%, 7/20/32-1/20/33               226,252
        356,023                      AAA/Aaa   Government National Mortgage
                                               Association II, 6.5%, 1/20/24-3/20/34                405,253
        195,935                      AAA/Aaa   Government National Mortgage
                                               Association II, 7.0%, 5/20/26-11/20/31               227,345
         75,149                      AAA/Aaa   Government National Mortgage
                                               Association II, 7.5%, 5/20/30-12/20/30                90,320
        100,562                      AAA/Aaa   Government National Mortgage
                                               Association II, 8.0%, 5/20/25-6/20/30                123,856
         20,417                      AAA/Aaa   Government National Mortgage
                                               Association II, 9.0%, 9/20/21-11/20/24                22,123
      1,156,145                      AA-/Aaa   New Valley Generation I, 7.299%, 3/15/19           1,347,915
      1,368,745                      AA-/Aaa   New Valley Generation V, 4.929%, 1/15/21           1,520,922

The accompanying notes are an integral part of these financial statements.

20 Pioneer Government Income Fund | Annual Report | 7/31/13

-----------------------------------------------------------------------------------------------------------
                  Floating       S&P/Moody's
 Principal        Rate (b)       Ratings
 Amount ($)       (unaudited)    (unaudited)                                                  Value
-----------------------------------------------------------------------------------------------------------
                                               U.S. GOVERNMENT AND AGENCY
                                               OBLIGATIONS -- (continued)
        276,640                        NR/NR   Small Business Administration
                                               Participation Certificates, 6.14%, 1/1/22      $     304,668
      2,600,000                      AA+/Aaa   Tennessee Valley Authority, 5.5%, 6/15/38          2,959,055
      1,500,000                       AA+/NR   Tennessee Valley Authority, 6.25%, 12/15/17        1,792,564
      1,500,000                      AA+/Aaa   U.S. Treasury Bonds, 3.0%, 5/15/42                 1,331,484
      3,125,000                      AA+/Aaa   U.S. Treasury Bonds, 4.25%, 5/15/39                3,508,788
      1,500,000                      AA+/Aaa   U.S. Treasury Bonds, 4.5%, 2/15/36                 1,747,500
      1,900,000                      AA+/Aaa   U.S. Treasury Bonds, 4.5%, 5/15/38                 2,214,688
      4,000,000                      AA+/Aaa   U.S. Treasury Notes, 0.625%, 5/31/17               3,947,188
      2,800,000                      AA+/Aaa   U.S. Treasury Notes, 0.875%, 12/31/16              2,807,000
      5,200,000                      AA+/Aaa   U.S. Treasury Notes, 1.875%, 8/31/17               5,367,378
      3,500,000                      AA+/Aaa   U.S. Treasury Notes, 2.625%, 11/15/20              3,635,079
        750,000                      AA+/Aaa   U.S. Treasury Notes, 3.125%, 5/15/21                 801,035
      5,000,000                      AA+/Aaa   U.S. Treasury Notes, 4.0%, 8/15/18                 5,642,190
-----------------------------------------------------------------------------------------------------------
                                               TOTAL U.S. GOVERNMENT AND
                                               AGENCY OBLIGATIONS
                                               (Cost $81,768,019)                             $  83,193,302
-----------------------------------------------------------------------------------------------------------
                                               FOREIGN GOVERNMENT BONDS -- 4.9%
      4,000,000                      AA+/Aaa   Israel Government AID Bond,
                                               5.5%, 4/26/24                                  $   4,820,032
      2,000,000                      AA+/Aaa   Israel Government AID Bond,
                                               5.5%, 9/18/23                                      2,388,534
-----------------------------------------------------------------------------------------------------------
                                               TOTAL FOREIGN GOVERNMENT BONDS
                                               (Cost $7,139,740)                              $   7,208,566
-----------------------------------------------------------------------------------------------------------
                                               MUNICIPAL BONDS -- 3.0%
                                               Municipal Higher Education -- 1.8%
        100,000                      AAA/Aaa   Connecticut State Health & Educational
                                               Facility Authority, 5.0%, 7/1/40               $     104,551
        400,000                      AAA/Aaa   Houston Higher Education Finance Corp.,
                                               4.5%, 11/15/37                                       406,056
      1,000,000                      AAA/Aaa   Massachusetts Health & Educational
                                               Facilities Authority, 5.5%, 11/15/36               1,114,970
        270,000                       AA/Aa1   New York State Dormitory Authority
                                               Series A, 5.0%, 7/1/40                               282,509
        350,000                      AA+/Aa1   New York State Dormitory Authority
                                               Series C, 5.0%, 7/1/40                               367,514
        200,000                      AAA/Aaa   New York State Dormitory Authority,
                                               5.0%, 10/1/41                                        211,054
        210,000                       AA/Aa2   Pennsylvania State University,
                                               5.0%, 3/1/40                                         214,668
                                                                                              -------------
                                                                                              $   2,701,322
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Government Income Fund | Annual Report | 7/31/13 21

-----------------------------------------------------------------------------------------------------------
                  Floating       S&P/Moody's
 Principal        Rate (b)       Ratings
 Amount ($)       (unaudited)    (unaudited)                                                  Value
-----------------------------------------------------------------------------------------------------------
                                               Municipal Utilities -- 0.4%
        600,000                      AAA/Aaa   Washington Suburban Sanitary
                                               Commission, 4.0%, 6/1/30                       $     592,008
-----------------------------------------------------------------------------------------------------------
                                               Municipal Water -- 0.1%
        180,000                      AAA/Aaa   City of Charlotte North Carolina Water &
                                               Sewer System Revenue, 5.0%, 7/1/38             $     190,220
-----------------------------------------------------------------------------------------------------------
                                               Municipal Obligation -- 0.7%
        700,000                      AAA/Aaa   County of Wake North Carolina,
                                               4.0%, 5/1/30                                   $     704,466
        250,000                      AA+/Aa1   State of Washington, 5.0%, 8/1/39                    259,682
                                                                                              -------------
                                                                                              $     964,148
-----------------------------------------------------------------------------------------------------------
                                               TOTAL MUNICIPAL BONDS
                                               (Cost $4,504,997)                              $   4,447,698
-----------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENT IN
                                               SECURITIES -- 97.0%
                                               (Cost $142,277,449) (a)                        $ 141,840,522
-----------------------------------------------------------------------------------------------------------
                                               OTHER ASSETS & LIABILITIES -- 3.0%             $   4,411,330
-----------------------------------------------------------------------------------------------------------
                                               TOTAL NET ASSETS -- 100.0%                     $ 146,251,852
===========================================================================================================

NR        Not rated by either S&P or Moody's.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At July 31, 2013, the value of these securities amounted to $3,654,787 or 2.5% of total net assets.

(a) At July 31, 2013, the net unrealized depreciation on investments based on cost for federal income tax purposes of $142,505,893 was as follows:

            Aggregate gross unrealized appreciation for all investments in
              which there is an excess of value over tax cost                $ 4,453,023

            Aggregate gross unrealized depreciation for all investments in
              which there is an excess of tax cost over value                 (5,118,394)
                                                                             -----------
            Net unrealized depreciation                                      $  (665,371)
                                                                             ===========

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c) Security represents the interest only portion of payments on a pool of underlying mortgages or mortgage-backed securities.

(d) Security issued with a zero coupon. Income is earned through accretion of discount.

Purchases and sales of securities (excluding temporary cash investments) for the year ended July 31, 2013 aggregated $34,165,214 and $96,258,240, respectively.

The accompanying notes are an integral part of these financial statements.

22 Pioneer Government Income Fund | Annual Report | 7/31/13

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

   Level 1 -- quoted prices in active markets for identical securities.

   Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

   Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of July 31, 2013, in valuing the Fund's assets:

----------------------------------------------------------------------------------------
                                     Level 1      Level 2        Level 3    Total
----------------------------------------------------------------------------------------
Asset Backed Securities              $       --   $   8,262,883  $     --   $  8,262,883
Collateralized Mortgage Obligations          --      23,460,707        --     23,460,707
Corporate Bonds                              --      15,267,366        --     15,267,366
U.S. Government and Agency
   Obligations                               --      83,193,302        --     83,193,302
Foreign Government Bonds                     --       7,208,566        --      7,208,566
Municipal Bonds                              --       4,447,698        --      4,447,698
----------------------------------------------------------------------------------------
Total                                $       --   $ 141,840,522  $     --   $141,840,522
========================================================================================
Other Financial Instruments:
Unrealized appreciation on
   futures contracts                 $  267,953   $          --  $     --   $    267,953
----------------------------------------------------------------------------------------
Total Other Financial Instruments    $  267,953   $          --  $     --   $    267,953
========================================================================================

During the year ended July 31, 2013, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Government Income Fund | Annual Report | 7/31/13 23

Statement of Assets and Liabilities | 7/31/13

ASSETS:
  Investment in securities (cost $142,277,449)                        $141,840,522
  Futures collateral                                                       146,030
  Receivables --
     Fund shares sold                                                    3,455,372
     Interest                                                            1,041,990
     Variation margin                                                      274,188
  Prepaid expenses                                                          43,272
----------------------------------------------------------------------------------
        Total assets                                                  $146,801,374
==================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                  $     39,495
     Fund shares repurchased                                               197,877
     Dividends                                                               3,994
  Due to custodian                                                         154,897
  Due to affiliates                                                         43,164
  Accrued expenses                                                         110,095
----------------------------------------------------------------------------------
         Total liabilities                                            $    549,522
==================================================================================
NET ASSETS:
  Paid-in capital                                                     $150,875,183
  Undistributed net investment income                                    1,483,717
  Accumulated net realized loss on investments and futures contracts    (5,938,074)
  Net unrealized depreciation on investments                              (436,927)
  Net unrealized appreciation on futures contracts                         267,953
----------------------------------------------------------------------------------
        Total net assets                                              $146,251,852
==================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $109,054,105/11,273,363 shares)                   $       9.67
  Class B (based on $3,915,344/404,452 shares)                        $       9.68
  Class C (based on $19,224,970/1,986,834 shares)                     $       9.68
  Class Y (based on $14,057,433/1,451,876 shares)                     $       9.68
MAXIMUM OFFERING PRICE:
  Class A ($9.67(divided by)95.5%)                                    $      10.13
==================================================================================

The accompanying notes are an integral part of these financial statements.

24 Pioneer Government Income Fund | Annual Report | 7/31/13

Statement of Operations
For the Year Ended 7/31/13

INVESTMENT INCOME:
   Interest                                                      $   8,774,333
-----------------------------------------------------------------------------------------------
         Total investment income                                                  $   8,774,333
-----------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                $     888,699
  Transfer agent fees and expenses
     Class A                                                           185,483
     Class B                                                            19,028
     Class C                                                            28,228
     Class Y                                                             1,325
  Distribution fees
     Class A                                                           325,849
     Class B                                                            55,674
     Class C                                                           302,614
  Shareholder communications expense                                   179,541
  Administrative reimbursement                                          72,259
  Custodian fees                                                        60,010
  Registration fees                                                     74,046
  Professional fees                                                     53,564
  Printing expense                                                      25,667
  Fees and expenses of nonaffiliated Trustees                            7,319
  Miscellaneous                                                        112,057
-----------------------------------------------------------------------------------------------
         Total expenses                                                           $   2,391,363
-----------------------------------------------------------------------------------------------
            Net investment income                                                 $   6,382,970
-----------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS:
  Net realized gain on:
     Investments                                                 $   2,214,944
     Futures contracts                                                  63,554    $   2,278,498
-----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                                 $ (13,942,560)
     Futures contracts                                                 181,702    $ (13,760,858)
-----------------------------------------------------------------------------------------------
  Net loss on investments and futures contracts                                   $ (11,482,360)
-----------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                            $  (5,099,390)
===============================================================================================

The accompanying notes are an integral part of these financial statements.

                     Pioneer Government Income Fund | Annual Report | 7/31/13 25

Statements of Changes in Net Assets

--------------------------------------------------------------------------------------------------
                                                                   Year Ended       Year Ended
                                                                   7/31/13          7/31/12
--------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                              $   6,382,970    $   5,003,663
Net realized gain on investments and futures contracts                 2,278,498        2,218,029
Change in net unrealized appreciation (depreciation)
  on investments and futures contracts                               (13,760,858)       3,416,454
--------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting
         from operations                                           $  (5,099,390)   $  10,638,146
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.35 and $0.34 per share, respectively)            $  (4,564,709)   $  (5,039,498)
      Class B ($0.25 and $0.24 per share, respectively)                 (137,639)        (199,460)
      Class C ($0.29 and $0.27 per share, respectively)                 (839,466)        (956,238)
      Class Y ($0.40 and $0.38 per share, respectively)                 (445,463)        (367,290)
--------------------------------------------------------------------------------------------------
         Total distributions to shareowners                        $  (5,987,277)   $  (6,562,486)
--------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                       $  31,138,843    $ 177,604,636
Reinvestment of distributions                                          5,127,568        5,241,183
Cost of shares repurchased                                          (101,417,465)    (138,750,362)
--------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting from
            Fund share transactions                                $ (65,151,054)   $  44,095,457
--------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets                        $ (76,237,721)   $  48,171,117
NET ASSETS:
Beginning of year                                                    222,489,573      174,318,456
--------------------------------------------------------------------------------------------------
End of year                                                        $ 146,251,852    $ 222,489,573
--------------------------------------------------------------------------------------------------
Undistributed (distributions in excess of) net investment income   $   1,483,717    $    (205,086)
==================================================================================================

The accompanying notes are an integral part of these financial statements.

26 Pioneer Government Income Fund | Annual Report | 7/31/13

-----------------------------------------------------------------------------------------------
                                   '13 Shares    '13 Amount        '12 Shares     '12 Amount
-----------------------------------------------------------------------------------------------
Class A
Shares sold                         1,709,714    $  17,327,505      11,982,388    $ 123,672,829
Reinvestment of distributions         407,327        4,106,258         422,495        4,326,120
Less shares repurchased            (5,558,535)     (56,236,885)    (10,771,412)    (110,488,698)
-----------------------------------------------------------------------------------------------
      Net increase (decrease)      (3,441,494)   $ (34,803,122)      1,633,471    $  17,510,251
===============================================================================================
Class B
Shares sold or exchanged               35,375    $     353,497         172,838    $   1,773,646
Reinvestment of distributions          12,196          123,246          18,038          184,817
Less shares repurchased              (334,550)      (3,375,669)       (486,800)      (4,985,851)
-----------------------------------------------------------------------------------------------
      Net decrease                   (286,979)   $  (2,898,926)       (295,924)   $  (3,027,388)
===============================================================================================
Class C
Shares sold                           410,034    $   4,163,136       4,151,759    $  42,538,004
Reinvestment of distributions          50,429          509,844          52,238          535,490
Less shares repurchased            (3,331,096)     (33,834,670)     (1,937,445)     (19,863,894)
-----------------------------------------------------------------------------------------------
      Net increase (decrease)      (2,870,633)   $ (29,161,690)      2,266,552    $  23,209,600
===============================================================================================
Class Y
Shares sold                           934,865    $   9,294,705         936,937    $   9,620,157
Reinvestment of distributions          38,584          388,220          18,992          194,756
Less shares repurchased              (787,802)      (7,970,241)       (334,417)      (3,411,919)
-----------------------------------------------------------------------------------------------
      Net increase                    185,647    $   1,712,684         621,512    $   6,402,994
===============================================================================================

The accompanying notes are an integral part of these financial statements.

                     Pioneer Government Income Fund | Annual Report | 7/31/13 27

Financial Highlights

-----------------------------------------------------------------------------------------------------------------------------
                                                                   Year         Year        Year        Year       Year
                                                                   Ended        Ended       Ended       Ended      Ended
                                                                   7/31/13      7/31/12     7/31/11     7/31/10    7/31/09
-----------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                               $  10.33     $  10.07    $  10.15    $   9.81   $   9.41
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income                                            $   0.38     $   0.27    $   0.32    $   0.31   $   0.36
  Net realized and unrealized gain (loss) on investments              (0.69)        0.33       (0.03)       0.40       0.43
-----------------------------------------------------------------------------------------------------------------------------
Net increase from investment operations                            $  (0.31)    $   0.60    $   0.29    $   0.71   $   0.79
-----------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                               (0.35)       (0.34)      (0.37)      (0.37)     (0.39)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                         $  (0.66)    $   0.26    $  (0.08)   $   0.34   $   0.40
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $   9.67     $  10.33    $  10.07    $  10.15   $   9.81
=============================================================================================================================
Total return*                                                         (3.04)%       6.03%       2.95%       7.38%      8.58%
Ratio of net expenses to average net assets+                           1.22%        1.14%       1.17%       1.13%      1.15%
Ratio of net investment income to average net assets+                  3.72%        2.57%       3.29%       3.13%      3.73%
Portfolio turnover rate                                                  19%          67%         19%         84%        48%
Net assets, end of period (in thousands)                           $109,054     $152,020    $131,758    $144,794   $140,136
Ratios with no waiver of fees and assumption of expenses by the
  Adviser and no reduction for fees paid indirectly:
  Total expenses                                                       1.22%        1.14%       1.17%       1.13%      1.15%
  Net investment income                                                3.72%        2.57%       3.29%       3.13%      3.73%
Ratios with waiver of fees and assumption of expenses by the
  Adviser and reduction for fees paid indirectly:
  Net expenses                                                         1.22%        1.14%       1.17%       1.13%      1.15%
  Net investment income                                                3.72%        2.57%       3.29%       3.13%      3.73%
=============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sale charges. Total return would be reduced if sales charges were taken into account.

+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

28 Pioneer Government Income Fund | Annual Report | 7/31/13

-----------------------------------------------------------------------------------------------------------------------------
                                                                      Year         Year       Year       Year       Year
                                                                      Ended        Ended      Ended      Ended      Ended
                                                                      7/31/13      7/31/12    7/31/11    7/31/10    7/31/09
-----------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                                  $ 10.34      $10.08     $ 10.15    $  9.83    $  9.41
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                              $  0.29      $ 0.14     $  0.22    $  0.22    $  0.29
   Net realized and unrealized gain (loss) on investments               (0.70)       0.36       (0.01)      0.39       0.45
-----------------------------------------------------------------------------------------------------------------------------
Net increase from investment operations                               $ (0.41)     $ 0.50     $  0.21    $  0.61    $  0.74
-----------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                                (0.25)      (0.24)      (0.28)     (0.29)     (0.32)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                            $ (0.66)     $ 0.26     $ (0.07)   $  0.32    $  0.42
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $  9.68      $10.34     $ 10.08    $ 10.15    $  9.83
=============================================================================================================================
Total return*                                                           (4.01)%      4.98%       2.10%      6.34%      7.96%
Ratio of net expenses to average net assets+                             2.22%       2.17%       2.08%      1.96%      1.89%
Ratio of net investment income to average net assets+                    2.78%       1.64%       2.45%      2.48%      3.01%
Portfolio turnover rate                                                    19%         67%         19%        84%        48%
Net assets, end of period (in thousands)                              $ 3,915      $7,148     $ 9,952    $17,217    $26,751
Ratios with no waiver of fees and assumption of expenses by the
   Adviser and no reduction for fees paid indirectly:
   Total expenses                                                        2.22%       2.17%       2.08%      2.02%      1.97%
   Net investment income                                                 2.78%       1.64%       2.45%      2.42%      2.93%
Ratios with waiver of fees and assumption of expenses by the
   Adviser and reduction for fees paid indirectly:
   Net expenses                                                          2.22%       2.17%       2.08%      1.96%      1.89%
   Net investment income                                                 2.78%       1.64%       2.45%      2.48%      3.01%
=============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sale charges. Total return would be reduced if sales charges were taken into account.

+    Ratios with no reduction for fees paid indirectly.

The  accompanying notes are an integral part of these financial statements.

                     Pioneer Government Income Fund | Annual Report | 7/31/13 29

-----------------------------------------------------------------------------------------------------------------------------
                                                                      Year         Year       Year       Year       Year
                                                                      Ended        Ended      Ended      Ended      Ended
                                                                      7/31/13      7/31/12    7/31/11    7/31/10    7/31/09
-----------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                  $ 10.34      $ 10.08    $ 10.15    $  9.82    $  9.42
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                              $  0.32      $  0.22    $  0.25    $  0.24    $  0.28
   Net realized and unrealized gain (loss) on investments               (0.69)        0.31      (0.02)      0.39       0.45
-----------------------------------------------------------------------------------------------------------------------------
Net increase from investment operations                               $ (0.37)     $  0.53    $  0.23    $  0.63    $  0.73
-----------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                                (0.29)       (0.27)     (0.30)     (0.30)     (0.33)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                            $ (0.66)     $  0.26    $ (0.07)   $  0.33    $  0.40
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $  9.68      $ 10.34    $ 10.08    $ 10.15    $  9.82
=============================================================================================================================
Total return*                                                           (3.68)%       5.29%      2.32%      6.50%      7.80%
Ratio of net expenses to average net assets+                             1.90%        1.83%      1.87%      1.86%      1.90%
Ratio of net investment income to average net assets+                    3.10%        1.73%      2.61%      2.41%      2.90%
Portfolio turnover rate                                                    19%          67%        19%        84%        48%
Net assets, end of period (in thousands)                              $19,225      $50,230    $26,113    $36,314    $38,101
Ratios with no waiver of fees and assumption of expenses by the
   Adviser and no reduction for fees paid indirectly:
   Total expenses                                                        1.90%        1.83%      1.87%      1.86%      1.90%
   Net investment income                                                 3.10%        1.73%      2.61%      2.41%      2.90%
Ratios with waiver of fees and assumption of expenses by the
   Adviser and reduction for fees paid indirectly:
   Net expenses                                                          1.90%        1.83%      1.87%      1.86%      1.90%
   Net investment income                                                 3.10%        1.73%      2.61%      2.41%      2.90%
=============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sale charges. Total return would be reduced if sales charges were taken into account.

+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Government Income Fund | Annual Report | 7/31/13

-----------------------------------------------------------------------------------------------------------------------------
                                                                      Year         Year       Year       Year       Year
                                                                      Ended        Ended      Ended      Ended      Ended
                                                                      7/31/13      7/31/12    7/31/11    7/31/10    7/31/09
-----------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                  $ 10.34      $ 10.07    $ 10.16    $  9.83    $  9.42
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                              $  0.39      $  0.33    $  0.36    $  0.34    $  0.45
   Net realized and unrealized gain (loss) on investments               (0.65)        0.32      (0.03)      0.39       0.40
-----------------------------------------------------------------------------------------------------------------------------
Net increase from investment operations                               $ (0.26)     $  0.65    $  0.33    $  0.74    $  0.85
-----------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                                (0.40)       (0.38)     (0.42)     (0.41)     (0.44)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                            $ (0.66)     $  0.27    $ (0.09)   $  0.33    $  0.41
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $  9.68      $ 10.34    $ 10.07    $ 10.16    $  9.83
=============================================================================================================================
Total return*                                                           (2.65)%       6.56%      3.32%      7.75%      9.19%
Ratio of net expenses to average net assets+                             0.85%        0.74%      0.69%      0.77%      0.67%
Ratio of net investment income to average net assets+                    3.80%        2.83%      3.85%      3.58%      4.32%
Portfolio turnover rate                                                    19%          67%        19%        84%        48%
Net assets, end of period (in thousands)                              $14,057      $13,092    $ 6,496    $10,699    $12,358
Ratios with no waiver of fees and assumption of expenses by the
   Adviser and no reduction for fees paid indirectly:
   Total expenses                                                        0.85%        0.74%      0.69%      0.77%      0.67%
   Net investment income                                                 3.80%        2.83%      3.85%      3.58%      4.32%
Ratios with waiver of fees and assumption of expenses by the
   Adviser and reduction for fees paid indirectly:
   Net expenses                                                          0.85%        0.74%      0.69%      0.77%      0.67%
   Net investment income                                                 3.80%        2.83%      3.85%      3.58%      4.32%
=============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Government Income Fund | Annual Report | 7/31/13 31

Notes to Financial Statements | 7/31/13

1. Organization and Significant Accounting Policies

Pioneer Government Income Fund (the Fund) is one of three portfolios comprising Pioneer Series Trust IV, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is the successor to the AmSouth Government Income Fund. The Fund's investment objective is to seek current income as is consistent with preservation of capital.

The Fund offers four classes of shares designated as Class A, Class B, Class C and Class Y shares. Class C shares were first publicly offered on September 23, 2005. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

32 Pioneer Government Income Fund | Annual Report | 7/31/13

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. Fixed income securities with remaining maturities of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at their net asset value.

     Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by or at the direction or with the approval of the Valuation Committee using fair value methods pursuant to procedures adopted by the Board of Trustees. The Valuation Committee is comprised of certain members of the Board of Trustees. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material. Pioneer Investment Management, Inc. (PIM) is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee.

     At July 31, 2013, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

                     Pioneer Government Income Fund | Annual Report | 7/31/13 33

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of July 31, 2013, the Fund did not have any interest and penalties related to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax years for the prior three fiscal years remain subject to examination by Federal and State tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At July 31, 2013, the Fund reclassified $3,541,564 to decrease paid-in capital, $1,293,110 to increase undistributed net investment income and $2,248,454 to decrease accumulated net realized loss on investments to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

     At July 31, 2013, the Fund had a net capital loss carryforward of $5,660,608, of which the following amounts will expire between 2014 and 2016 if not utilized: $401,844 in 2014, $2,465,526 in 2015 and $2,793,238
     in 2016. Since new losses are required to be utilized prior to losses incurred in pre-enactment tax years, pre-enactment capital loss carryforwards may be more likely to expire unused.

34 Pioneer Government Income Fund | Annual Report | 7/31/13

The tax character of distributions paid during the years ended July 31, 2013 and July 31, 2012 was as follows:

--------------------------------------------------------------------------------
                                                     2013                   2012
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                $5,987,277             $6,562,486
Long-term capital gain                                 --                     --
--------------------------------------------------------------------------------
     Total                                     $5,987,277             $6,562,486
================================================================================

The following shows the components of distributable earnings on a federal income tax basis at July 31, 2013:

--------------------------------------------------------------------------------
                                                                           2013
--------------------------------------------------------------------------------
Distributable earnings:
Undistributed ordinary income                                      $  1,706,642
Capital loss carryforward                                            (5,660,608)
Dividends payable                                                        (3,994)
Net unrealized depreciation                                            (665,371)
--------------------------------------------------------------------------------
     Total                                                         $ (4,623,331)
================================================================================

     The difference between book-basis and tax-basis net unrealized depreciation is attributable to the tax deferral of losses on wash sales, the tax treatment of premium and amortization and the mark-to-market on futures contracts.

C.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $10,135 in underwriting commissions on the sale of Class A shares during the year ended July 31, 2013.

D.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

                     Pioneer Government Income Fund | Annual Report | 7/31/13 35

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

E.   Risks

     The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

F.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

G.   Futures Contracts

     The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices and currency rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at July 31, 2013 was $146,030. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market, interest rate and counterparty risks, which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss. The average number of contracts open for the year ended July 31, 2013 was 158.

36 Pioneer Government Income Fund | Annual Report | 7/31/13

   At July 31, 2013, open futures contracts were as follows.

--------------------------------------------------------------------------------
                         Number of                                Unrealized
                         Contracts    Settlement                  Appreciation/
Type                     Long/(Short) Month       Value           (Depreciation)
--------------------------------------------------------------------------------
US Long Bond (CBT)       (56)         9/13        $  (7,507,500)  $ 374,500
US 10 Year Note (CBT)    (45)         9/13           (5,689,688)    139,219
US 2 Year Note (CBT)     (25)         9/13           (5,507,812)     (3,125)
US 5 Year Note (CBT)     (10)         9/13           (1,213,672)     12,578
US Ultra Bond (CBT)      28           9/13            4,039,000    (255,219)
--------------------------------------------------------------------------------
   Total                                          $ (15,879,672)  $ 267,953
--------------------------------------------------------------------------------

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $1 billion and 0.45% on assets over $1 billion. For the year ended July 31, 2013, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.50% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $4,231 in management fees, administrative costs and certain other reimbursements payable to PIM at July 31, 2013.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended July 31, 2013, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                 $132,896
Class B                                                                    8,352
Class C                                                                   26,809
Class Y                                                                   11,484
--------------------------------------------------------------------------------
    Total                                                               $179,541
================================================================================

                     Pioneer Government Income Fund | Annual Report | 7/31/13 37

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $36,154 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at July 31, 2013.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $2,779 in distribution fees payable to PFD at July 31, 2013.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended July 31, 2013, CDSCs in the amount of $9,856 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS, which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended July 31, 2013, the Fund's expenses were not reduced under such arrangements.

38 Pioneer Government Income Fund | Annual Report | 7/31/13

6. Additional Disclosures about Derivative Instruments and
   Hedging Activities:

Values of derivative instruments as of July 31, 2013 were as follows:

--------------------------------------------------------------------------------------------
  Derivatives Not
  Accounted for as
  Hedging Instruments      Asset Derivatives 2013         Liabilities Derivatives 2013
  Under Accounting         -----------------------------------------------------------------
  Standards Codification   Balance Sheet                  Balance Sheet
  (ASC) 815                Location            Value      Location               Value
--------------------------------------------------------------------------------------------
  Interest Rate Futures*   Net unrealized                 Net unrealized
                           appreciation on                depreciation on
                           futures contracts   $267,953   futures contracts      $        --
--------------------------------------------------------------------------------------------
  Total                                        $267,953                          $        --
============================================================================================

*    Reflects the net unrealized appreciation on futures contracts (see Note
     1G).

The effect of derivative instruments on the Statement of Operations for the year ended July 31, 2013 was as follows:

-----------------------------------------------------------------------------------------------------
                                                                                      Change in
  Derivatives Not                                                                     Unrealized
  Accounted for as                                                   Realized         Appreciation/
  Hedging Instruments                                                Gain/(Loss)      (Depreciation)
  Under Accounting          Location of Gain/(Loss)                  on Derivatives   on Derivatives
  Standards Codification    on Derivatives Recognized                Recognized       Recognized
  (ASC) 815                 in Income                                in Income        in Income
-----------------------------------------------------------------------------------------------------
  Interest Rate Futures     Net realized gain on futures contracts   $63,554

  Interest Rate Futures     Change in net unrealized appreciation                      $181,702
                            on futures contracts

                     Pioneer Government Income Fund | Annual Report | 7/31/13 39

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust IV and the Shareowners of Pioneer Government Income Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Government Income Fund, one of the portfolios constituting Pioneer Series Trust IV (the "Trust"), including the schedule of investments, as of July 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2013 by correspondence with the custodian, brokers and agent banks or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Government Income Fund at July 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
September 24, 2013

40 Pioneer Government Income Fund | Annual Report | 7/31/13

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy voting policies and procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and Officers are listed on the following pages, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 52 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

                     Pioneer Government Income Fund | Annual Report | 7/31/13 41

Independent Trustees

-----------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                     Other Directorships
Position Held with the Fund  Length of Service      Principal Occupation            Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (62)         Trustee since 2006.    Chairman and Chief Executive    Director, Broadridge Financial
Chairman of the Board        Serves until a         Officer, Quadriserv, Inc.       Solutions, Inc. (investor
and Trustee                  successor trustee is   (technology products for        communications and securities
                             elected or earlier     securities lending industry)    processing provider for financial
                             retirement or          (2008 - present); private       services industry) (2009 - present);
                             removal.               investor (2004 - 2008); and     Director, Quadriserv, Inc. (2005 -
                                                    Senior Executive Vice           present); and Commissioner, New
                                                    President, The Bank of New      Jersey State Civil Service
                                                    York (financial and securities  Commission (2011 - present)
                                                    services) (1986 - 2004)
-----------------------------------------------------------------------------------------------------------------------------
David R. Bock (69)           Trustee since 2005.    Managing Partner, Federal City  Director of Enterprise Community
Trustee                      Serves until a         Capital Advisors (corporate     Investment, Inc. (privately-held
                             successor trustee is   advisory services company)      affordable housing finance company)
                             elected or earlier     (1997 - 2004 and 2008 -         (1985 - 2010); Director of Oxford
                             retirement or          present); Interim Chief         Analytica, Inc. (2008 - present);
                             removal.               Executive Officer, Oxford       Director of The Swiss Helvetia Fund,
                                                    Analytica, Inc. (privately      Inc. (closed-end fund) (2010 -
                                                    held research and consulting    present); and Director of New York
                                                    company) (2010); Executive      Mortgage Trust (publicly traded
                                                    Vice President and Chief        mortgage REIT) (2004 - 2009, 2012 -
                                                    Financial Officer, I-trax,      present)
                                                    Inc. (publicly traded health
                                                    care services company) (2004 -
                                                    2007); and Executive Vice
                                                    President and Chief Financial
                                                    Officer, Pedestal Inc.
                                                    (internet-based mortgage
                                                    trading company) (2000 - 2002)
-----------------------------------------------------------------------------------------------------------------------------

42 Pioneer Government Income Fund | Annual Report | 7/31/13

-----------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                          Other Directorships
Position Held with the Fund  Length of Service       Principal Occupation                Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (68)    Trustee since 2008.     William Joseph Maier Professor of   Trustee, Mellon
Trustee                      Serves until a          Political Economy, Harvard          Institutional Funds
                             successor trustee is    University (1972 - present)         Investment Trust and
                             elected or earlier                                          Mellon Institutional
                             retirement or removal.                                      Funds Master Portfolio
                                                                                         (oversaw 17 portfolios
                                                                                         in fund complex)
                                                                                         (1989-2008)
-----------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (66)    Trustee since 2005.     Founding Director, Vice President   None
Trustee                      Serves until a          and Corporate Secretary, The
                             successor trustee is    Winthrop Group, Inc. (consulting
                             elected or earlier      firm) (1982-present); Desautels
                             retirement or removal.  Faculty of Management, McGill
                                                     University (1999 - present); and
                                                     Manager of Research Operations and
                                                     Organizational Learning, Xerox
                                                     PARC, Xerox's advance research
                                                     center (1990-1994)
-----------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (65)     Trustee since 2005.     President and Chief Executive       Director of New America
Trustee                      Serves until a          Officer, Newbury, Piret & Company,  High Income Fund, Inc.
                             successor trustee is    Inc. (investment banking firm)      (closed-end investment
                             elected or earlier      (1981 - present)                    company) (2004 -
                             retirement or removal.                                      present); and member,
                                                                                         Board of Governors,
                                                                                         Investment Company
                                                                                         Institute (2000 - 2006)
-----------------------------------------------------------------------------------------------------------------------------
Stephen K. West (84)         Trustee since 1993.     Senior Counsel, Sullivan &          Director, The Swiss
Trustee                      Serves until a          Cromwell LLP (law firm) (1998 -     Helvetia Fund, Inc.
                             successor trustee is    present); and Partner, Sullivan &   (closed-end investment
                             elected or earlier      Cromwell LLP (prior to 1998)        company); and Director,
                             retirement or removal.                                      Invesco, Ltd. (formerly
                                                                                         AMVESCAP, PLC)
                                                                                         (investment manager)
                                                                                         (1997-2005)
-----------------------------------------------------------------------------------------------------------------------------

                     Pioneer Government Income Fund | Annual Report | 7/31/13 43

Interested Trustees

-----------------------------------------------------------------------------------------------------------------------------
Name, Age and                   Term of Office and                                                  Other Directorships
Position Held with the Fund     Length of Service        Principal Occupation                       Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (87)*        Trustee since 2005.      Non-Executive Chairman and a director of   None
Trustee, President and Chief    Serves until a           Pioneer Investment Management USA Inc.
Executive Officer of the Fund   successor trustee is     ("PIM-USA"); Chairman and a director of
                                elected or earlier       Pioneer; Chairman and Director of
                                retirement or removal.   Pioneer Institutional Asset Management,
                                                         Inc. (since 2006); Director of Pioneer
                                                         Alternative Investment Management
                                                         Limited (Dublin) (until October 2011);
                                                         President and a director of Pioneer
                                                         Alternative Investment Management
                                                         (Bermuda) Limited and affiliated funds;
                                                         Deputy Chairman and a director of
                                                         Pioneer Global Asset Management S.p.A.
                                                         ("PGAM") (until April 2010); Director of
                                                         Nano-C, Inc. (since 2003); Director of
                                                         Cole Management Inc. (2004 - 2011);
                                                         Director of Fiduciary Counseling, Inc.
                                                         (until December 2011); President of all
                                                         of the Pioneer Funds; and Retired
                                                         Partner, Wilmer Cutler Pickering Hale
                                                         and Dorr LLP
-----------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (54)*       Trustee since 2007.      Director, CEO and President of PIM-USA     None
Trustee and Executive           Serves until a           (since February 2007); Director and
Vice President                  successor trustee is     President of Pioneer and Pioneer
                                elected or earlier       Institutional Asset Management, Inc.
                                retirement or removal.   (since February 2007); Executive Vice
                                                         President of all of the Pioneer Funds
                                                         (since March 2007); Director of PGAM
                                                         (2007 - 2010); Head of New Europe
                                                         Division, PGAM (2000 - 2005); Head of
                                                         New Markets Division, PGAM (2005 - 2007)
-----------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.
44 Pioneer Government Income Fund | Annual Report | 7/31/13

Fund Officers

-----------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                          Other Directorships
Position Held with the Fund  Length of Service       Principal Occupation                Held by Officer
-----------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (48)   Since 2003. Serves at   Vice President and Associate        None
Secretary                    the discretion of the   General Counsel of Pioneer since
                             Board.                  January 2008 and Secretary of all
                                                     of the Pioneer Funds since June
                                                     2010; Assistant Secretary of all
                                                     of the Pioneer Funds from
                                                     September 2003 to May 2010; and
                                                     Vice President and Senior Counsel
                                                     of Pioneer from July 2002 to
                                                     December 2007
-----------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (52)       Since 2010. Serves at   Fund Governance Director of         None
Assistant Secretary          the discretion of the   Pioneer since December 2006 and
                             Board.                  Assistant Secretary of all the
                                                     Pioneer Funds since June 2010;
                                                     Manager - Fund Governance of
                                                     Pioneer from December 2003 to
                                                     November 2006; and Senior
                                                     Paralegal of Pioneer from January
                                                     2000 to November 2003
-----------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (50)            Since 2010. Serves at   Counsel of Pioneer since June 2007  None
Assistant Secretary          the discretion of the   and Assistant Secretary of all the
                             Board.                  Pioneer Funds since June 2010; and
                                                     Vice President and Counsel at
                                                     State Street Bank from October
                                                     2004 to June 2007
-----------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (53)         Since 2008. Serves at   Vice President - Fund Treasury of   None
Treasurer and Chief          the discretion of the   Pioneer; Treasurer of all of the
Financial                    Board.                  Pioneer Funds since March 2008;
and Accounting Officer of                            Deputy Treasurer of Pioneer from
the Fund                                             March 2004 to February 2008; and
                                                     Assistant Treasurer of all of the
                                                     Pioneer Funds from March 2004 to
                                                     February 2008
-----------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (48)        Since 2005. Serves at   Assistant Vice President - Fund     None
Assistant Treasurer          the discretion of the   Treasury of Pioneer; and Assistant
                             Board.                  Treasurer of all of the Pioneer
                                                     Funds
-----------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (55)           Since 2005. Serves at   Fund Accounting Manager - Fund      None
Assistant Treasurer          the discretion of the   Treasury of Pioneer; and Assistant
                             Board.                  Treasurer of all of the Pioneer
                                                     Funds
-----------------------------------------------------------------------------------------------------------------------------

                     Pioneer Government Income Fund | Annual Report | 7/31/13 45

-----------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                               Other Directorships
Position Held with the Fund  Length of Service           Principal Occupation                 Held by Officer
-----------------------------------------------------------------------------------------------------------------------------
David F. Johnson (33)        Since 2009. Serves at the   Fund Administration Manager - Fund   None
Assistant Treasurer          discretion of the Board.    Treasury of Pioneer since November
                                                         2008; Assistant Treasurer of all
                                                         of the Pioneer Funds since January
                                                         2009; and Client Service Manager -
                                                         Institutional Investor Services at
                                                         State Street Bank from March 2003
                                                         to March 2007
-----------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (60)         Since 2010. Serves at the   Chief Compliance Officer of          None
Chief Compliance Officer     discretion of the Board.    Pioneer and of all the Pioneer
                                                         Funds since March 2010; Director
                                                         of Adviser and Portfolio
                                                         Compliance at Pioneer since
                                                         October 2005; and Senior
                                                         Compliance Officer for Columbia
                                                         Management Advisers, Inc. from
                                                         October 2003 to October 2005
-----------------------------------------------------------------------------------------------------------------------------
Kelley O'Donnell (42)        Since 2006. Serves at the   Director--Transfer Agency             None
Anti-Money Laundering        discretion of the Board.    Compliance of Pioneer and
Officer                                                  Anti-Money Laundering Officer of
                                                         all the Pioneer Funds since 2006
-----------------------------------------------------------------------------------------------------------------------------

46 Pioneer Government Income Fund | Annual Report | 7/31/13

                           This page for your notes.

                     Pioneer Government Income Fund | Annual Report | 7/31/13 47

                           This page for your notes.

48 Pioneer Government Income Fund | Annual Report | 7/31/13

                           This page for your notes.

                     Pioneer Government Income Fund | Annual Report | 7/31/13 49

                           This page for your notes.

50 Pioneer Government Income Fund | Annual Report | 7/31/13

                           This page for your notes.

                     Pioneer Government Income Fund | Annual Report | 7/31/13 51

                           This page for your notes.

52 Pioneer Government Income Fund | Annual Report | 7/31/13

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2013 Pioneer Investments 19422-07-0913


                      Pioneer Multi-Asset
                      Income Fund

--------------------------------------------------------------------------------
                      Annual Report | July 31, 2013
--------------------------------------------------------------------------------

                      Ticker Symbols:

                      Class A     PMAIX
                      Class C     PMACX
                      Class Y     PMFYX

                      [LOGO] PIONEER
                             Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                        2

Portfolio Management Discussion                                              4

Portfolio Summary                                                           10

Prices and Distributions                                                    11

Performance Update                                                          12

Comparing Ongoing Fund Expenses                                             15

Schedule of Investments                                                     17

Financial Statements                                                        44

Notes to Financial Statements                                               51

Report of Independent Registered Public Accounting Firm                     63

Trustees, Officers and Service Providers                                    64

                     Pioneer Multi-Asset Income Fund | Annual Report | 7/31/13 1

President's Letter

Dear Shareowner,

When we look at the U.S. economy as we head into the second half of 2013, we continue to see slow, but ongoing, growth. Employment has been steadily rising. Consumer incomes, savings, wealth, and debt-servicing capacity have been solid buttresses for the recovering housing and auto industries. Industrial activity is growing only modestly, but current corporate profits are generally solid and balance sheets appear able to support needed capital spending and dividend* payouts. The scaled-back "fiscal cliff" tax increases and spending cuts have meaningfully cut the budget deficit without, it seems, driving the economy back into recession. In addition, we feel that continuing slack in labor markets and capacity utilization offers the potential for continuing growth without bottlenecks and rising inflation.

After observing the strengthening economic trends, the Federal Reserve (the Fed) has hinted that it may begin to scale back its bond purchases (currently $85 billion per month in quantitative easing, or "QE") later in 2013, and could terminate the purchases altogether sometime in 2014, depending on subsequent economic data releases. Pioneer believes that, barring an external shock, modest economic growth can be sustained at least over the next couple of years without continuous, aggressive intervention from the Fed.

The Fed has also said that short-term interest rates are likely to remain near zero for some time to come. Given that inflation remains subdued and unemployment remains high, there is no urgency about raising rates.

While inflation is not a near-term concern, the Fed's aggressive monetary policies helped investors drive long-term Treasury yields to unsustainably low levels. A return to more normal levels in response to expectations of a stronger economy and the potential for less QE resulted in disappointing returns for bond investors during the first half of 2013, but the stock market rewarded shareholders who were undaunted by the double-barreled threat of the "fiscal cliff" and debt-ceiling debates at the beginning of 2013.

The Standard & Poor's 500 Index, a broad measure of the U.S. stock market, returned 13.82% during the first six months of 2013, while the Barclays Aggregate Bond Index, which tracks the performance of a higher-quality U.S. bond universe, returned -2.44%. Investors showed a rising preference for higher-yielding corporate paper over government bonds during the first half of 2013, helping the Bank of America Merrill Lynch High Yield Master II Index, which measures the performance of high-yield corporate bonds, to post a 1.50% return for the six months ended June 30, 2013. Three-month Treasury bills, generally regarded as essentially "risk free" by the markets, returned 0.03% in the first half of 2013.

*    Dividends are not guaranteed.

2 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/13

There are certainly risks and uncertainties that continue to plague the global economy. Europe remains in recession and a number of countries in the emerging markets have experienced difficulties. Still, a potential ending of the European recession, continuing economic improvement in Japan in response to the new government's quantitative easing policies, and a "soft landing" of 7% growth in China could very well result in an improving global outlook over the remainder of 2013.

There are also geopolitical worries abroad and political fights at home, and while most of the widely recognized risks we've outlined may already be "priced in" to the market, we believe investors should continue to expect market volatility.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. And while diversification alone does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs, keeping in mind that there is no single best strategy that works for every investor.

Pioneer's investment teams have, since 1928, sought out attractive opportunities in global equity and bond markets, using in-depth research to identify undervalued individual securities, and using thoughtful risk management to construct portfolios which balance potential risks and rewards in an ever-changing world.

We encourage you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                     Pioneer Multi-Asset Income Fund | Annual Report | 7/31/13 3

Portfolio Management Discussion | 7/31/13

Global macroeconomic conditions generally improved during the 12 months ended July 31, 2013, setting the stage for a rally in higher-risk assets for much of the period. However, the U.S. Federal Reserve's (the Fed's) announcements hinting at a possible timeline for a winding down of its monetary stimulus program caused considerable interest-rate volatility and a sharp sell-off in the financial markets during the final months of the period. In the following interview, portfolio managers Marco Pirondini and Tracy Wright discuss Pioneer Multi-Asset Income Fund's investment strategies during the period, along with their outlook for the coming months. Mr. Pirondini, Executive Vice President, Head of Equities, U.S., and a portfolio manager at Pioneer, and Ms. Wright, a senior vice president and portfolio manager at Pioneer, co-manage the Fund along with Michele Garau, a senior vice president and a portfolio manager at Pioneer, and Charles Melchreit, a senior vice president and a portfolio manager at Pioneer.

Q    How did the Fund perform during the 12 months ended July 31, 2013?

A Pioneer Multi-Asset Income Fund's Class A shares returned 13.52% at net asset value during the 12 months ended July 31, 2013, while the Fund's benchmarks, the Barclays Aggregate Bond Index (the Barclays Index) and the Morgan Stanley Capital International (MSCI) All Country World ND Index (the MSCI Index)1, returned -1.90% and 20.50%, respectively. During the same 12-month period, the average return of the 724 mutual funds in Morningstar's Conservative Allocation Funds category was 6.94%.

Q How would you characterize the investment environment during the 12 months ended July 31, 2013?

A For much of the reporting period, the global economy experienced slow improvement, with inflation remaining relatively low, thus creating a hospitable environment for both fixed-income and equity markets, which enjoyed especially strong performance from the fourth quarter of 2012

(1) The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

4 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/13 through most of the spring of 2013. With that said, investor concerns about the pace of economic growth in China and the United States, the sovereign-debt situation in Europe, and debates over U.S. fiscal policy contributed to some market volatility.

     In the final months of the period, however, global markets sold off sharply in response to the Fed's May and June statements regarding a potential tapering of its third round of quantitative easing (QE3). The central bank reasoned that improving U.S. economic data, most notably the improvement in job growth; the strong performance of the housing market; and higher levels of consumer confidence might justify a reduction in its monthly bond purchases. Fixed-income investors responded to the announcements with record redemptions in June across a broad range of asset classes, including investment grade, high yield, and emerging markets.

     Consequently, the U.S. fixed-income markets suffered their third-worst quarterly sell-off over the past 20 years during the second quarter of 2013 (April through June). As the short and intermediate part of the yield curve steepened, yields on 10-year U.S. Treasuries rose from a low of 1.60% just after May 1 to 2.48% by June 30, and then climbed even further in July. The 10-year U.S. Treasury bond's total return for the three-month period between April 1, 2013, and June 30, 2013, was -4.57%, while the Fund's fixed-income benchmark, the Barclays Index, returned -2.33%, and the Bank of America Merrill Lynch High Yield Master II Index returned -1.35% during that same three-month period.

     Global equity markets generally produced positive results in the first half of the second quarter, peaking around May 22, when Fed Chairman Bernanke first publicly hinted that QE3 might be scaled back. U.S. stocks weakened somewhat after the Fed's announcements, but the Standard & Poor's 500 Index still posted a 2.91% gain over the three-month period ended June 30, while the Fund's secondary benchmark, the globally-oriented MSCI Index, returned -0.40%.

Q Which of your investment strategies had the largest effect on the Fund's performance during the 12 months ended July 31, 2013?

A While our security selection decisions helped the Fund's performance, it was the portfolio's asset allocation decisions - that is, being invested in asset classes that outperformed the market - that proved especially beneficial. Our decision to emphasize equities and high-yield corporate bonds in the portfolio, particularly those in the United States, over government-related securities was correct. As it turned out, investing in relatively undervalued and out-of-favor high-yield bonds at a time when many income-oriented investors were focusing on high-grade corporate bonds, Treasuries, and emerging markets bonds meant that the portfolio was underweight to the

                     Pioneer Multi-Asset Income Fund | Annual Report | 7/31/13 5 areas of the fixed-income market that suffered the most from the sell-off during the final months of the period. As a result, the portfolio was less sensitive to the sharp increase in Treasury yields that characterized the final months of the period and weathered the market volatility better than many of its peers.

     The Fund's short duration positioning also helped to protect the portfolio during the duration-based sell-off, and proved to be a significant contributor to performance relative to the Barclays Index. (Duration is a measure of a portfolio's price sensitivity to changes in interest rates.) The large equity allocation, with its bias toward what we saw as higher-quality, large-cap European stocks, was a large contributor to performance. Equities kept outperforming other asset classes during the correction, reducing the overall volatility of the Fund.

Q Did you make any changes to the Fund's investment strategies in light of the Fed's announcements concerning a potential tapering of QE3?

A As we have seen in recent months, the markets are grappling with how the Fed's QE3 exit strategy might affect the yield curve and the capital markets in general. Since the beginning of the financial crisis five years ago, virtually all bond sectors have enjoyed strong, positive returns, and yields have fallen in response to the Fed's monetary policies. As of period end, however, we think the stage is being set for a potentially different environment for the fixed-income markets.

     Immediately after the Fed announced this past May that it was considering a timeline to begin winding down its stimulus program, we began a process of reducing some of the Fund's positions in the more interest-rate-sensitive asset classes. Reducing the Fund's investments in emerging markets equities as well as curtailing the portfolio's exposure to utilities and real estate investment trusts was also helpful and contributed to the Fund's strong performance.

Q Could you discuss some of the other investment strategies that influenced the Fund's performance during the 12 months ended July 31, 2013?

A Security selection across the fixed-income portion of the portfolio was rewarding for performance during the period, with high-yield bonds especially noteworthy performers. We think the exceptionally poor performance of long-term Treasuries during the second quarter of 2013 served to reinforce our decision to favor corporate bonds in the portfolio, as those assets outperformed by a solid margin. The recent spread widening within the high-yield area of the fixed-income market also has created some investment opportunities. (Credit spreads are commonly defined as the

6 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/13 differences in yield between Treasuries and other types of fixed-income securities with similar maturities.) High-yield spreads currently imply a default rate of around 4%, which is considerably higher than our forecast. Consequently, the Fund continues to hold a significant allocation to the high-yield asset class.

     Over the 12-month period, we initiated Fund positions in convertible securities, event-linked securities (sometimes referred to as catastrophe bonds), and European government bonds. In addition to adding valuable diversity* to the Fund's holdings, these securities - catastrophe bonds in particular - offered attractive yields. Even though catastrophe bonds account for just a small percentage of the Fund's overall portfolio, our timely positioning in the investments had a favorable impact on performance.

     For much of the 12-month period, the Fund's equity positioning was defined by a bias towards Europe, given the attractive valuations there. This past spring, however, we shifted some of the Fund's equity allocation from emerging markets to developed markets, with an increasing focus on U.S. and Japanese stocks. The decision aided the Fund's performance, as the Fed's statements coupled with concerns about economic growth in Asia as well as geopolitical issues in Turkey depressed the prices of emerging markets equities during that time. The Fund's focus within equities remains on what we believe to be stable, diversified global companies with strong balance sheets. In our opinion, the Fund's equity holdings provide attractive income and the potential for growth over time.

     Lastly, the Fund's underlying currency positioning as well as the currency hedging strategies that we employed during the course of the 12-month period helped to reduce portfolio volatility and generally aided overall performance.

Q    What is your outlook and how will your view affect the Fund's positioning?

A Looking ahead, we expect the U.S. economy to continue to improve, albeit slowly. Modest economic growth has its advantages, however, as commodity prices have remained fairly moderate and there are few signs of inflationary pressures. We believe the Japanese economy can continue to improve, but we expect China's growth to slow, compared with the robust growth the country has experienced over the last few years. We remain cautious about Europe, given the region's inability to solve its macroeconomic challenges.

     Against this backdrop, we continue to think equities and high-yield securities offer great opportunities for yield-focused investors. However, the severity of the correction that we have seen is pushing us to consider other opportunities, particularly in municipal and emerging markets bonds. With

* Diversification does not assure a profit nor protect against loss in a declining market.

                     Pioneer Multi-Asset Income Fund | Annual Report | 7/31/13 7 that said, we expect that equities will continue to be our preferred asset class and we will seek to maintain a high level of portfolio exposure to global multinational corporations with good balance sheets and stable dividends*.

Please refer to the Schedule of Investments on pages 17-43 for a full listing of Fund securities.

High yield bonds possess greater price volatility, illiquidity, and possibility of default.

Investments in fixed-income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed income securities falls.

Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-Backed securities are also subject to pre-payments.

The Fund may invest in subordinated securities which may be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

International investments are subject to special risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

The Fund may invest in inflation-linked securities. As inflationary expectations increase, inflation-linked securities may become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, inflation-linked securities will become less attractive and less valuable.

The Fund may invest in event-linked bonds. The return of principal and the payment of interest on event-linked bonds are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude.

The Fund may invest in floating-rate loans. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate.

The Fund may invest in underlying funds (ETFs and unit investment trusts). In addition to the Fund's operating expenses, you will indirectly bear the operating expenses of investments in any underlying funds.

Investments in equity securities are subject to price fluctuation.

Investments in small-and mid-cap stocks involve greater risks and volatility than investments in large-cap stocks.

* Dividends are not guaranteed.

8 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/13

The Fund may invest in Master Limited Partnerships, which are subject to increased risks of liquidity, price valuation, control, voting rights and taxation. In addition, the structure affords fewer protections to investors in the Partnership than direct investors in a corporation.

The Fund may invest in zero-coupon bonds and payment-in-kind securities, which may be more speculative and fluctuate more in value than other fixed income securities. The accrual of income from these securities is payable as taxable annual dividends to shareholders.

The Fund and some of the underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

The Fund and some of the underlying funds employ leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses if an underlying fund's investments decline in value.

These risks may increase share price volatility.

There is no assurance that these and other strategies used by the Fund or under-lying funds will be successful.

Please see the prospectus for a more complete discussion of the Fund's risks.

Past performance is not a guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These opinions should not be relied upon for any other purposes.

                     Pioneer Multi-Asset Income Fund | Annual Report | 7/31/13 9

Portfolio Summary | 7/31/13

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                                                      39.7%
International Common Stocks                                               25.0%
U.S. Common Stocks                                                        20.4%
International Corporate Bonds                                              6.2%
Collateralized Mortgage Obligations                                        4.8%
Asset Backed Securities                                                    1.3%
Senior Secured Loans                                                       1.2%
International Preferred Stocks                                             0.7%
Depository Receipts for International Stocks                               0.3%
U.S. Preferred Stocks                                                      0.3%
Convertible Corporate Bonds                                                0.1%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                26.7%
Energy                                                                    17.5%
Health Care                                                                8.8%
Consumer Discretionary                                                     8.5%
Consumer Staples                                                           8.4%
Information Technology                                                     7.2%
Industrials                                                                7.0%
Telecommunication Services                                                 6.4%
Materials                                                                  5.5%
Utilities                                                                  3.4%
Government                                                                 0.6%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

 1.   HSBC Holdings Plc                                                    2.90%
--------------------------------------------------------------------------------
 2.   Vodafone Group Plc                                                   2.74
--------------------------------------------------------------------------------
 3.   Imperial Tobacco Group Plc                                           1.93
--------------------------------------------------------------------------------
 4.   Pfizer, Inc.                                                         1.74
--------------------------------------------------------------------------------
 5.   Lorillard, Inc.                                                      1.38
--------------------------------------------------------------------------------
 6.   Total SA                                                             1.25
--------------------------------------------------------------------------------
 7.   Raytheon Co.                                                         1.13
--------------------------------------------------------------------------------
 8.   Merck & Co., Inc.                                                    1.12
--------------------------------------------------------------------------------
 9.   LyondellBasell Industries NV                                         1.05
--------------------------------------------------------------------------------
10.   Microsoft Corp.                                                      1.04
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

10 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/13

Prices and Distributions | 7/31/13

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                      7/31/13                        7/31/12
--------------------------------------------------------------------------------
          A                         $11.07                          $10.61
--------------------------------------------------------------------------------
          C                         $11.04                          $10.60
--------------------------------------------------------------------------------
          Y                         $11.06                          $10.62
--------------------------------------------------------------------------------

Distributions per Share: 8/1/12-7/31/13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Net
                       Investment           Short-Term         Long-Term
         Class           Income            Capital Gains     Capital Gains
--------------------------------------------------------------------------------
          A             $0.7261               $0.1740           $0.0220
--------------------------------------------------------------------------------
          C             $0.6327               $0.1740           $0.0220
--------------------------------------------------------------------------------
          Y             $0.7479               $0.1740           $0.0220
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Barclays Aggregate Bond Index is an unmanaged measure of the U.S. bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. The MSCI All Country World ND Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 45 country indices comprising 24 developed and 21 emerging market country indices. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The indices defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-14.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/13 11

Performance Update | 7/31/13                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Multi-Asset Income Fund at public offering price, compared to that of the Barclays Aggregate Bond Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of July 31, 2013)
--------------------------------------------------------------------------------
                      Net Asset     Public Offering
Period                Value (NAV)   Price (POP)
--------------------------------------------------------------------------------
Life-of-Class
12/22/2011            14.10%        10.89%
1 Year                13.52          8.41
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2012)
--------------------------------------------------------------------------------
                      Gross         Net
--------------------------------------------------------------------------------
                      2.51%         0.85%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                 Pioneer Multi-Asset   Barclays Aggregate  MSCI All Country
                 Income Fund           Bond Index          World ND Index
12/31/2011       $  9,550              $ 10,000            $ 10,000
7/31/2012        $ 10,372              $ 10,378            $ 10,710
7/31/2013        $ 11,775              $ 10,181            $ 12,905

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through December 1, 2014, for Class A shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/13

Performance Update | 7/31/13                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Multi-Asset Income Fund, compared to that of the Barclays Aggregate Bond Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of July 31, 2013)
--------------------------------------------------------------------------------
                      If            If
Period                Held          Redeemed
--------------------------------------------------------------------------------
Life-of-Class
12/22/2011            13.09%        13.09%
1 Year                12.39         12.39
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2012)
--------------------------------------------------------------------------------
                      Gross         Net
--------------------------------------------------------------------------------
                      3.26%         1.75%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                 Pioneer Multi-Asset   Barclays Aggregate   MSCI All Country
                 Income Fund           Bond Index           World ND Index
12/31/2011       $ 10,000              $ 10,000             $10,000
7/31/2012        $ 10,812              $ 10,378             $10,710
7/31/2013        $ 12,151              $ 10,181             $12,905

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through December 1, 2014, for Class C shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/13 13

Performance Update | 7/31/13                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Multi-Asset Income Fund, compared to that of the Barclays Aggregate Bond Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of July 31, 2013)
--------------------------------------------------------------------------------
                      If            If
Period                Held          Redeemed
--------------------------------------------------------------------------------
Life-of-Class
12/22/2011            14.23%       14.23%
1 Year                13.53        13.53
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2012)
--------------------------------------------------------------------------------
                      Gross         Net
--------------------------------------------------------------------------------
                      2.25%         0.65%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                 Pioneer Multi-Asset   Barclays Aggregate   MSCI All Country
                 Income Fund           Bond Index           World ND Index
12/31/2011       $ 5,000,000           $ 5,000,000          $ 5,000,000
7/31/2012        $ 5,438,634           $ 5,189,203          $ 5,355,020
7/31/2013        $ 6,174,439           $ 5,090,349          $ 6,452,651

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through December 1, 2014, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Income Fund

Based on actual returns from February 1, 2013, through July 31, 2013.

--------------------------------------------------------------------------------
Share Class                                      A            C            Y
--------------------------------------------------------------------------------
Beginning Account Value on 2/1/13            $1,000.00    $1,000.00    $1,000.00
--------------------------------------------------------------------------------
Ending Account Value (after expenses)
on 7/31/13                                   $1,031.81    $1,027.52    $1,032.00
--------------------------------------------------------------------------------
Expenses Paid During Period*                 $    4.28    $    8.60    $    3.27
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.85%, 1.71%, and 0.65% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period multiplied by 181/365 (to reflect the partial year period).

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/13 15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from February 1, 2013, through July 31, 2013.

--------------------------------------------------------------------------------
Share Class                                      A            C            Y
--------------------------------------------------------------------------------
Beginning Account Value on 2/1/13            $1,000.00    $1,000.00    $1,000.00
--------------------------------------------------------------------------------
Ending Account Value (after expenses)
on 7/31/13                                   $1,020.58    $1,016.31    $1,021.57
--------------------------------------------------------------------------------
Expenses Paid During Period*                 $    4.26    $    8.55    $    3.26
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.85%, 1.71%, and 0.65% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period multiplied by 181/365 (to reflect the partial year period).

16 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/13

Schedule of Investments | 7/31/13

-------------------------------------------------------------------------------------------------------------
                   Floating       S&P/Moody's
Principal          Rate (b)       Ratings
Amount ($)         (unaudited)    (unaudited)                                                   Value
-------------------------------------------------------------------------------------------------------------
                                                 CONVERTIBLE CORPORATE
                                                 BONDS -- 0.2%
                                                 ENERGY -- 0.1%
                                                 Oil & Gas Drilling -- 0.1%
         100,000                         NR/NR   Vantage Drilling Co., 7.875%, 9/1/42           $     116,062
                                                                                                -------------
                                                 Total Energy                                   $     116,062
-------------------------------------------------------------------------------------------------------------
                                                 CAPITAL GOODS -- 0.1%
                                                 Construction & Farm Machinery
                                                 & Heavy Trucks -- 0.1%
          65,000                         B-/NR   Meritor, Inc., 7.875%, 3/1/26 (144A)           $      82,347
                                                                                                -------------
                                                 Total Capital Goods                            $      82,347
-------------------------------------------------------------------------------------------------------------
                                                 DIVERSIFIED FINANCIALS -- 0.0%+
                                                 Asset Management &
                                                 Custody Banks -- 0.0%+
          15,000                        BBB/NR   Apollo Investment Corp., 5.75%, 1/15/16        $      15,919
                                                                                                -------------
                                                 Total Diversified Financials                   $      15,919
-------------------------------------------------------------------------------------------------------------
                                                 TOTAL CONVERTIBLE CORPORATE BONDS
                                                 (Cost $172,311)                                $     214,328
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Shares
-------------------------------------------------------------------------------------------------------------
                                                 PREFERRED STOCKS -- 0.6%
                                                 TRANSPORTATION -- 0.1%
                                                 Air Freight & Logistics -- 0.1%
              49                                 CEVA Group Plc *                               $      43,695
                                                                                                -------------
                                                 Total Transportation                           $      43,695
-------------------------------------------------------------------------------------------------------------
                                                 BANKS -- 0.1%
                                                 Regional Banks -- 0.1%
           1,000           6.25          A-/NR   CoBank ACB, Floating Rate Note
                                                 (Perpetual) (144A)                             $     103,219
                                                                                                -------------
                                                 Total Banks                                    $     103,219
-------------------------------------------------------------------------------------------------------------
                                                 INSURANCE -- 0.2%
                                                 Reinsurance -- 0.2%
         150,000           0.00          NR/NR   Altair Re, Floating Rate Note, 4/30/16 (c)     $     153,705
         125,000                         NR/NR   Pangaea Re, 0.0%, 10/1/15 (c) (e)                    128,851
                                                                                                -------------
                                                 Total Insurance                                      282,556
-------------------------------------------------------------------------------------------------------------
                                                 UTILITIES -- 0.2%
                                                 Electric Utilities -- 0.2%
          10,000                       BB+/Ba1   PPL Capital Funding, Inc., 5.9%, 4/30/73       $     229,900
                                                                                                -------------
                                                 Total Utilities                                $     229,900
-------------------------------------------------------------------------------------------------------------
                                                 TOTAL PREFERRED STOCKS
                                                 (Cost $548,550)                                $     659,370
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/13 17

-------------------------------------------------------------------------------------------------------------
Shares                                                                                          Value
-------------------------------------------------------------------------------------------------------------
                                                 COMMON STOCKS -- 43.2%
                                                 ENERGY -- 3.9%
                                                 Oil & Gas Drilling -- 0.2%
           4,266                                 Helmerich & Payne, Inc.                        $     269,611
-------------------------------------------------------------------------------------------------------------
                                                 Integrated Oil & Gas -- 3.6%
          87,885                                 BP Plc                                         $     608,736
           4,587                                 Chevron Corp.                                        577,457
           6,556                                 Occidental Petroleum Corp.                           583,812
          31,655                                 Royal Dutch Shell Plc                              1,078,656
          25,730                                 Total SA                                           1,371,520
                                                                                                -------------
                                                                                                $   4,220,181
-------------------------------------------------------------------------------------------------------------
                                                 Oil & Gas Exploration &
                                                 Production -- 0.1%
           2,244                                 Gulfport Energy Corp. *                        $     119,381
                                                                                                -------------
                                                 Total Energy                                   $   4,609,173
-------------------------------------------------------------------------------------------------------------
                                                 MATERIALS -- 1.3%
                                                 Commodity Chemicals -- 1.0%
          16,898                                 LyondellBasell Industries NV                   $   1,161,062
-------------------------------------------------------------------------------------------------------------
                                                 Diversified Chemicals -- 0.3%
          11,338                                 The Dow Chemical Co.                           $     397,284
                                                                                                -------------
                                                 Total Materials                                $   1,558,346
-------------------------------------------------------------------------------------------------------------
                                                 CAPITAL GOODS -- 2.0%
                                                 Aerospace & Defense -- 1.6%
           4,903                                 Lockheed Martin Corp.                          $     588,948
          17,332                                 Raytheon Co.                                       1,245,131
                                                                                                -------------
                                                                                                $   1,834,079
-------------------------------------------------------------------------------------------------------------
                                                 Construction & Farm Machinery
                                                 & Heavy Trucks -- 0.4%
       2,063,000                                 Nam Cheong, Ltd.                               $     453,922
                                                                                                -------------
                                                 Total Capital Goods                            $   2,288,001
-------------------------------------------------------------------------------------------------------------
                                                 TRANSPORTATION -- 0.0%+
                                                 Air Freight & Logistics -- 0.0%+
              22                                 CEVA Group Plc *                               $      15,701
                                                                                                -------------
                                                 Total Transportation                           $      15,701
-------------------------------------------------------------------------------------------------------------
                                                 AUTOMOBILES & COMPONENTS -- 1.2%
                                                 Tires & Rubber -- 0.4%
          14,000                                 Bridgestone Corp.                              $     496,817
-------------------------------------------------------------------------------------------------------------
                                                 Automobile Manufacturers -- 0.8%
           8,104                                 Daimler AG                                     $     564,286
           1,312                                 Volkswagen AG                                        299,579
                                                                                                -------------
                                                                                                $     863,865
                                                                                                -------------
                                                 Total Automobiles & Components                 $   1,360,682
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/13

-------------------------------------------------------------------------------------------------------------
Shares                                                                                          Value
-------------------------------------------------------------------------------------------------------------
                                                 FOOD & STAPLES RETAILING -- 0.7%
                                                 Food Distributors -- 0.7%
         250,484                                 Metcash, Ltd.                                  $     777,948
                                                                                                -------------
                                                 Total Food & Staples Retailing                 $     777,948
-------------------------------------------------------------------------------------------------------------
                                                 FOOD, BEVERAGE & TOBACCO -- 4.1%
                                                 Brewers -- 0.5%
          11,483                                 Molson Coors Brewing Co.                       $     574,839
-------------------------------------------------------------------------------------------------------------
                                                 Soft Drinks -- 0.5%
           7,384                                 PepsiCo, Inc.                                  $     616,859
-------------------------------------------------------------------------------------------------------------
                                                 Tobacco -- 3.1%
          63,107                                 Imperial Tobacco Group Plc                     $   2,126,422
          35,637                                 Lorillard, Inc.                                    1,515,642
                                                                                                -------------
                                                                                                $   3,642,064
                                                                                                -------------
                                                 Total Food, Beverage & Tobacco                 $   4,833,762
-------------------------------------------------------------------------------------------------------------
                                                 HOUSEHOLD & PERSONAL
                                                 PRODUCTS -- 0.3%
                                                 Personal Products -- 0.3%
           4,896                                 Herbalife, Ltd.                                $     320,688
                                                                                                -------------
                                                 Total Household & Personal Products            $     320,688
-------------------------------------------------------------------------------------------------------------
                                                 HEALTH CARE EQUIPMENT
                                                 & SERVICES -- 0.2%
                                                 Health Care Equipment -- 0.2%
           4,795                                 Medtronic, Inc.                                $     264,876
                                                                                                -------------
                                                 Total Health Care Equipment & Services         $     264,876
-------------------------------------------------------------------------------------------------------------
                                                 PHARMACEUTICALS, BIOTECHNOLOGY
                                                 & LIFE SCIENCES -- 5.8%
                                                 Pharmaceuticals -- 5.8%
          21,248                                 AstraZeneca Plc                                $   1,080,732
          17,736                                 GlaxoSmithKline Plc                                  454,035
          25,572                                 Merck & Co., Inc.                                  1,231,803
          13,838                                 Novartis AG                                          996,259
          65,509                                 Pfizer, Inc.                                       1,914,828
           1,978                                 Roche Holding AG                                     487,495
           2,361                                 Sanofi SA                                            253,653
           9,275                                 Teva Pharmaceutical Industries, Ltd.
                                                 (A.D.R.)                                             368,218
                                                                                                -------------
                                                                                                $   6,787,023
                                                                                                -------------
                                                 Total Pharmaceuticals, Biotechnology
                                                 & Life Sciences                                $   6,787,023
-------------------------------------------------------------------------------------------------------------
                                                 BANKS -- 6.0%
                                                 Diversified Banks -- 6.0%
          74,631                                 Banco Bilbao Vizcaya Argentaria SA             $     705,678
       1,586,600                                 Bank Pembangunan Daerah Jawa Barat
                                                 Dan Banten Tbk PT                                    163,678
          43,725                                 Doha Bank QSC                                        608,810

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/13 19

-------------------------------------------------------------------------------------------------------------
Shares                                                                                          Value
-------------------------------------------------------------------------------------------------------------
                                                 Diversified Banks -- (continued)
          24,183                                 First Gulf Bank PJSC                           $     108,733
         280,547                                 HSBC Holdings Plc                                  3,190,323
         636,071                                 Industrial & Commercial Bank of
                                                 China, Ltd.                                          416,746
         300,321                                 National Development Bank Plc                        381,042
           2,172                                 Royal Bank of Canada, Inc.                           135,976
          15,089                                 Standard Chartered Plc                               349,806
           5,400                                 Sumitomo Mitsui Financial Group, Inc.                247,013
          19,442                                 Swedbank AB                                          469,609
           2,209                                 The Toronto-Dominion Bank, Inc.                      186,575
                                                                                                -------------
                                                                                                $   6,963,989
                                                                                                -------------
                                                 Total Banks                                    $   6,963,989
-------------------------------------------------------------------------------------------------------------
                                                 DIVERSIFIED FINANCIALS -- 4.4%
                                                 Other Diversified
                                                 Financial Services -- 0.7%
          10,872                                 Intercorp Financial Services, Inc.             $     315,288
           9,200                                 JPMorgan Chase & Co.                                 512,716
                                                                                                -------------
                                                                                                $     828,004
-------------------------------------------------------------------------------------------------------------
                                                 Asset Management &
                                                 Custody Banks -- 2.7%
          61,710                                 Ares Capital Corp.                             $   1,097,821
          42,143                                 Golub Capital BDC, Inc.                              766,160
          14,614                                 TCP Capital Corp.                                    232,216
          39,210                                 The Carlyle Group LP                               1,097,488
                                                                                                -------------
                                                                                                $   3,193,685
-------------------------------------------------------------------------------------------------------------
                                                 Investment Banking &
                                                 Brokerage -- 1.0%
          41,393                                 Morgan Stanley Co.                             $   1,126,304
                                                                                                -------------
                                                 Total Diversified Financials                   $   5,147,993
-------------------------------------------------------------------------------------------------------------
                                                 INSURANCE -- 0.6%
                                                 Multi-line Insurance -- 0.6%
           2,689                                 Zurich Insurance Group AG                      $     724,203
                                                                                                -------------
                                                 Total Insurance                                $     724,203
-------------------------------------------------------------------------------------------------------------
                                                 REAL ESTATE -- 0.9%
                                                 Industrial REIT -- 0.9%
         201,289                                 Cache Logistics Trust (144A)                   $     190,410
         259,276                                 Mapletree Logistics Trust (144A)                     218,702
         754,387                                 Sabana Shari'ah Compliant Industrial
                                                 Real Estate Investment Trust                         690,883
                                                                                                -------------
                                                                                                $   1,099,995
                                                                                                -------------
                                                 Total Real Estate                              $   1,099,995
-------------------------------------------------------------------------------------------------------------
                                                 SOFTWARE & SERVICES -- 1.8%
                                                 IT Consulting & Other Services -- 0.8%
          59,303                                 SAIC, Inc.                                     $     906,743
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/13

-------------------------------------------------------------------------------------------------------------
Shares                                                                                          Value
-------------------------------------------------------------------------------------------------------------
                                                 Systems Software -- 1.0%
          35,821                                 Microsoft Corp.                                $   1,140,182
                                                                                                -------------
                                                 Total Software & Services                      $   2,046,925
-------------------------------------------------------------------------------------------------------------
                                                 TECHNOLOGY HARDWARE
                                                 & EQUIPMENT -- 2.9%
                                                 Communications Equipment -- 0.6%
          25,537                                 Cisco Systems, Inc.                            $     652,470
-------------------------------------------------------------------------------------------------------------
                                                 Computer Hardware -- 0.7%
           1,710                                 Apple, Inc.                                    $     773,775
-------------------------------------------------------------------------------------------------------------
                                                 Computer Storage & Peripherals -- 0.3%
          12,640                                 EMC Corp.                                      $     330,536
-------------------------------------------------------------------------------------------------------------
                                                 Electronic Components -- 0.4%
          24,700                                 Hoya Corp.                                     $     533,347
-------------------------------------------------------------------------------------------------------------
                                                 Office Electronics -- 0.9%
         107,616                                 Xerox Corp.                                    $   1,043,875
                                                                                                -------------
                                                 Total Technology Hardware & Equipment          $   3,334,003
-------------------------------------------------------------------------------------------------------------
                                                 SEMICONDUCTORS &
                                                 SEMICONDUCTOR EQUIPMENT -- 0.7%
                                                 Semiconductors -- 0.7%
          29,970                                 Maxim Integrated Products, Inc.                $     857,142
                                                                                                -------------
                                                 Total Semiconductors &
                                                 Semiconductor Equipment                        $     857,142
-------------------------------------------------------------------------------------------------------------
                                                 TELECOMMUNICATION SERVICES -- 4.6%
                                                 Integrated Telecommunication
                                                 Services -- 2.0%
          13,949                                 AT&T, Inc.                                     $     491,981
          13,900                                 Nippon Telegraph & Telephone Corp.                   701,712
         278,006                                 Telecom Corp of New Zealand, Ltd.                    500,692
          13,308                                 Verizon Communications, Inc.                         658,480
                                                                                                -------------
                                                                                                $   2,352,865
-------------------------------------------------------------------------------------------------------------
                                                 Wireless Telecommunication
                                                 Services -- 2.6%
       1,004,660                                 Vodafone Group Plc                             $   3,019,190
                                                                                                -------------
                                                 Total Telecommunication Services               $   5,372,055
-------------------------------------------------------------------------------------------------------------
                                                 UTILITIES -- 1.8%
                                                 Electric Utilities -- 0.3%
           7,237                                 The Southern Co.                               $     324,507
-------------------------------------------------------------------------------------------------------------
                                                 Multi-Utilities -- 1.5%
          11,044                                 Consolidated Edison, Inc.                      $     661,536
          29,783                                 E.ON SE                                              506,720
          29,991                                 GDF Suez                                             629,536
                                                                                                -------------
                                                                                                $   1,797,792
                                                                                                -------------
                                                 Total Utilities                                $   2,122,299
-------------------------------------------------------------------------------------------------------------
                                                 TOTAL COMMON STOCKS
                                                 (Cost $49,426,528)                             $  50,484,804
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/13 21

-------------------------------------------------------------------------------------------------------------
                   Floating       S&P/Moody's
Principal          Rate (b)       Ratings
Amount ($)         (unaudited)    (unaudited)                                                   Value
-------------------------------------------------------------------------------------------------------------
                                                 ASSET BACKED SECURITIES -- 1.3%
                                                 MATERIALS -- 0.4%
                                                 Aluminum -- 0.1%
          40,045                         B+/B1   Bayview Financial Mortgage Pass-Through
                                                 Trust 2007-B, 6.407%, 8/28/47 (Step)           $      40,656
          94,566           7.78          NR/B3   GE Mortgage Services LLC, Floating Rate
                                                 Note, 3/25/27                                         92,748
                                                                                                -------------
                                                                                                $     133,404
-------------------------------------------------------------------------------------------------------------
                                                 Precious Metals & Minerals -- 0.0%+
          13,618           6.50       BB+/Baa2   ACE Securities Corp. Manufactured
                                                 Housing Trust Series 2003-MH1, Floating
                                                 Rate Note, 8/15/30 (144A)                      $      13,648
-------------------------------------------------------------------------------------------------------------
                                                 Steel -- 0.3%
           4,813           2.97       BB+/Caa2   ABFC 2003-WMC1 Trust, Floating Rate
                                                 Note, 3/25/33                                  $       4,398
         119,376                         B+/B3   Accredited Mortgage Loan Trust 2003-3,
                                                 5.21%, 1/25/34 (Step)                                112,899
          88,182           0.29       CCC/Caa3   Morgan Stanley Home Equity Loan Trust
                                                 2007-2, Floating Rate Note, 4/25/37                   54,929
         105,276                       CC/Caa2   RASC Series 2003-KS5 Trust, 4.46%,
                                                 7/25/33 (Step)                                        99,922
                                                                                                -------------
                                                                                                $     272,148
                                                                                                -------------
                                                 Total Materials                                $     419,200
-------------------------------------------------------------------------------------------------------------
                                                 BANKS -- 0.9%
                                                 Thrifts & Mortgage Finance -- 0.9%
          80,744                        NR/Ba3   Bear Stearns Asset Backed Securities
                                                 Trust, 8.41%, 10/25/29 (Step)                  $      79,506
         100,000                         BB/NR   CarNow Auto Receivables Trust 2012-1,
                                                 6.9%, 11/15/16 (144A)                                103,466
         100,000                         CCC/C   Citicorp Residential Mortgage Trust Series
                                                 2006-2, 5.918%, 9/25/36 (Step)                        89,596
          35,188                         B-/B1   Citicorp Residential Mortgage Trust Series
                                                 2006-3, 5.703%, 11/25/36 (Step)                       35,100
          85,000                       A+/Baa1   Countrywide Asset-Backed Certificates,
                                                 5.557%, 2/25/36 (Step)                                87,480
          73,195           5.24        BB+/Ba3   Countrywide Asset-Backed Certificates,
                                                 Floating Rate Note, 1/25/36                           75,475
           5,455           0.87         AAA/A1   Countrywide Asset-Backed Certificates,
                                                 Floating Rate Note, 6/25/33 (144A)                     5,278
         200,000                        NR/Ba2   Nations Equipment Finance Funding I LLC,
                                                 5.5%, 5/20/21 (144A)                                 192,236
         292,757                       A+/Baa2   RAMP Series 2004-RZ1 Trust, 4.32%,
                                                 3/25/34 (Step)                                       301,370

The accompanying notes are an integral part of these financial statements.

22 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/13

-------------------------------------------------------------------------------------------------------------
                   Floating       S&P/Moody's
Principal          Rate (b)       Ratings
Amount ($)         (unaudited)    (unaudited)                                                   Value
-------------------------------------------------------------------------------------------------------------
                                                 Thrifts & Mortgage
                                                 Finance -- (continued)
         100,000                         BB/NR   SNAAC Auto Receivables Trust 2013-1,
                                                 4.56%, 4/15/20 (144A)                          $      98,940
                                                                                                -------------
                                                                                                $   1,068,447
                                                                                                -------------
                                                 Total Banks                                    $   1,068,447
-------------------------------------------------------------------------------------------------------------
                                                 TOTAL ASSET BACKED SECURITIES
                                                 (Cost $1,497,723)                              $   1,487,647
-------------------------------------------------------------------------------------------------------------
                                                 COLLATERALIZED MORTGAGE
                                                 OBLIGATIONS -- 4.6%
                                                 BANKS -- 3.6%
                                                 Thrifts & Mortgage Finance -- 3.6%
         100,000                         NR/NR   A10 Securitization 2013-1 LLC, 4.7%,
                                                 11/15/25 (144A)                                $      98,808
         100,000                         NR/NR   A10 Securitization 2013-1 LLC, 6.41%,
                                                 11/15/25 (144A)                                       98,846
         105,212           0.58        NR/Baa3   Bayview Commercial Asset Trust, Floating
                                                 Rate Note, 1/25/36 (144A)                             85,878
         151,110           1.39         A/Baa1   Bayview Commercial Asset Trust, Floating
                                                 Rate Note, 4/25/34 (144A)                            131,556
         118,701           0.50       AA+/Baa3   Bayview Commercial Asset Trust, Floating
                                                 Rate Note, 8/25/35 (144A)                             96,727
         200,000           5.35         BBB/NR   Bear Stearns Commercial Mortgage
                                                 Securities Trust 2004-TOP16, Floating
                                                 Rate Note, 2/13/46 (144A)                            170,502
         100,000           5.21        NR/Baa2   Bear Stearns Commercial Mortgage
                                                 Securities Trust 2005-PWR7, Floating
                                                 Rate Note, 2/11/41                                   101,227
         767,493                         BB/NR   Bear Stearns Commercial Mortgage
                                                 Securities Trust 2006-PWR14,
                                                 5.273%, 12/11/38                                     738,351
          27,225           5.61          B+/NR   CHL Mortgage Pass-Through Trust
                                                 2002-32, Floating Rate Note, 1/25/33                  27,405
          50,000           5.75        NR/Baa3   Citigroup Commercial Mortgage Trust
                                                 2006-C4, Floating Rate Note, 3/15/49                  51,972
          25,736           0.37          A+/A1   COMM 2007-FL14 Mortgage Trust,
                                                 Floating Rate Note, 6/15/22 (144A)                    25,563
         100,000                         NR/NR   Extended Stay America Trust 2013-ESH
                                                 MZ, 7.625%, 12/5/19 (144A)                           100,932
         250,000           5.15        BBB-/NR   GE Capital Commercial Mortgage Corp.,
                                                 Floating Rate Note, 7/10/45 (144A)                   252,494
         110,038                      CCC/Caa3   Global Mortgage Securitization, Ltd.,
                                                 5.25%, 11/25/32 (144A)                                87,205
          54,667                      CCC/Caa3   Global Mortgage Securitization, Ltd.,
                                                 5.25%, 4/25/32                                        48,762

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/13 23

-------------------------------------------------------------------------------------------------------------
                   Floating       S&P/Moody's
Principal          Rate (b)       Ratings
Amount ($)         (unaudited)    (unaudited)                                                   Value
-------------------------------------------------------------------------------------------------------------
                                                 Thrifts & Mortgage
                                                 Finance -- (continued)
         100,000           5.64        BB+/Ba2   GS Mortgage Securities Corp., II
                                                 Commercial Mortgage Pass Through
                                                 Certificates Series 2004-GG2, Floating
                                                 Rate Note, 8/10/38                             $      98,175
         100,000           3.79         NR/Ba2   GS Mortgage Securities Corp., II, Floating
                                                 Rate Note, 11/8/29 (144A)                             99,952
          30,000           5.64        NR/Baa3   GS Mortgage Securities Trust 2012-GC6,
                                                 Floating Rate Note, 1/10/45 (144A)                    28,441
          30,683           5.25         BB-/NR   GSR Mortgage Loan Trust 2005-AR4,
                                                 Floating Rate Note, 7/25/35                           30,074
          50,000           5.93        BB-/Ba1   JP Morgan Chase Commercial Mortgage
                                                 Securities Trust 2007-C1, Floating Rate
                                                 Note, 2/15/51                                         52,410
          50,000           6.00          B-/NR   JP Morgan Chase Commercial Mortgage
                                                 Securities Trust 2007-LDP12, Floating Rate
                                                 Note, 2/15/51                                         45,983
         100,000           3.94          BB/NR   JP Morgan Chase Commercial Mortgage
                                                 Securities Trust 2013-FL3, Floating Rate
                                                 Note, 4/15/28 (144A)                                  98,356
         124,439           5.28          BB/NR   LB-UBS Commercial Mortgage Trust
                                                 2006-C1, Floating Rate Note, 2/15/41                 122,224
         110,265           0.39       BBB+/Aa3   Lehman Brothers Small Balance
                                                 Commercial Mortgage Trust 2006-2,
                                                 Floating Rate Note, 9/25/36 (144A)                    87,428
         115,318           0.39        BBB+/A3   Lehman Brothers Small Balance
                                                 Commercial Mortgage Trust 2006-3,
                                                 Floating Rate Note, 12/25/36 (144A)                   98,020
          25,285           0.41         A+/Aa2   Lehman Brothers Small Balance
                                                 Commercial, Floating Rate Note,
                                                 4/25/31 (144A)                                        23,286
         170,950           2.50        BB+/Ba1   MASTR Adjustable Rate Mortgages Trust
                                                 2003-6, Floating Rate Note, 12/25/33                 169,323
          49,319           5.28          B-/B3   MASTR Adjustable Rate Mortgages Trust,
                                                 Floating Rate Note, 1/25/35                           47,719
          78,749                         B-/NR   MASTR Alternative Loan Trust 2004-6,
                                                 6.0%, 7/25/34                                         80,846
         119,266                        D/Caa3   Merrill Lynch Mortgage Investors Trust
                                                 Series 2006-AF1, 5.75%, 8/25/36                       75,514
          58,088           5.63        A+/Baa3   Merrill Lynch Mortgage Investors Trust Series
                                                 MLCC 2007-1, Floating Rate Note,
                                                 1/25/37                                               57,364
          87,117           1.59         B-/Ba3   RESI Finance LP, Floating Rate Note,
                                                 9/10/35 (144A)                                        76,722
         100,000           5.30         BBB/NR   Springleaf Mortgage Loan Trust 2012-3,
                                                 Floating Rate Note, 12/25/59 (144A)                   96,499
         250,000           5.58          BB/NR   Springleaf Mortgage Loan Trust, Floating
                                                 Rate Note, 6/25/58 (144A)                            251,063

The accompanying notes are an integral part of these financial statements.

24 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/13

-------------------------------------------------------------------------------------------------------------
                   Floating       S&P/Moody's
Principal          Rate (b)       Ratings
Amount ($)         (unaudited)    (unaudited)                                                   Value
-------------------------------------------------------------------------------------------------------------
                                                 Thrifts & Mortgage Finance -- (continued)
          25,000                         BB/B1   Timberstar Trust, 7.53%, 10/15/36
                                                 (144A)                                         $      25,567
          84,000           5.66        BB-/Ba3   Wachovia Bank Commercial Mortgage
                                                 Trust Series 2006-C24, Floating Rate
                                                 Note, 3/15/45                                         80,121
          25,000           5.97         B-/Ba1   Wachovia Bank Commercial Mortgage
                                                 Trust Series 2007-C34, Floating Rate
                                                 Note, 5/15/46                                         24,611
          37,366                        CCC/NR   Wells Fargo Mortgage Backed Securities
                                                 2004-1 Trust, 5.5%, 2/25/34                           37,287
          31,289           4.99         NR/Ba2   Wells Fargo Mortgage Backed Securities
                                                 2005-AR6 Trust, Floating Rate Note,
                                                 4/25/35                                               31,436
          50,000           5.46        NR/Baa3   WFRBS Commercial Mortgage Trust
                                                 2011-C2, Floating Rate Note, 2/15/44
                                                 (144A)                                                48,163
         100,000           5.34          NR/A2   WFRBS Commercial Mortgage Trust
                                                 2011-C3, Floating Rate Note, 3/15/44
                                                 (144A)                                               103,892
         100,000           4.36        BBB-/NR   WFRBS Commercial Mortgage Trust
                                                 2013-C12, Floating Rate Note,
                                                 3/15/48 (144A)                                        83,022
                                                                                                -------------
                                                                                                $   4,189,726
                                                                                                -------------
                                                 Total Banks                                    $   4,189,726
-------------------------------------------------------------------------------------------------------------
                                                 DIVERSIFIED FINANCIALS -- 0.6%
                                                 Other Diversified Financial
                                                 Services -- 0.4%
          13,915           5.07        BBB+/NR   Banc of America Mortgage 2005-H Trust,
                                                 Floating Rate Note, 9/25/35                    $      13,669
         100,000           5.44          NR/A2   DBUBS 2011-LC2 Mortgage Trust, Floating
                                                 Rate Note, 7/10/44 (144A)                            103,718
         200,000           5.19          NR/NR   Del Coronado Trust 2013-DEL MZ, Floating
                                                 Rate Note, 3/15/18 (144A)                            200,980
          50,000                        BB+/NR   Morgan Stanley Capital I Trust 2007-IQ13,
                                                 5.406%, 3/15/44                                       53,897
         100,000           5.89           B/NR   Morgan Stanley Capital I Trust 2007-IQ15,
                                                 Floating Rate Note, 6/11/49                          108,478
                                                                                                -------------
                                                                                                $     480,742
-------------------------------------------------------------------------------------------------------------
                                                 Specialized Finance -- 0.2%
         181,647                      BB+/Baa2   Spirit Master Funding LLC, 5.74%,
                                                 3/20/25 (144A)                                 $     177,078
                                                                                                -------------
                                                                                                $     177,078
-------------------------------------------------------------------------------------------------------------
                                                 Consumer Finance -- 0.0%+
           7,238           5.09         CCC/NR   GMACM Mortgage Loan Trust 2005-AR2,
                                                 Floating Rate Note, 5/25/35                    $       7,034
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/13 25

-------------------------------------------------------------------------------------------------------------
                   Floating       S&P/Moody's
Principal          Rate (b)       Ratings
Amount ($)         (unaudited)    (unaudited)                                                   Value
-------------------------------------------------------------------------------------------------------------
                                                 Investment Banking & Brokerage -- 0.0%+
          36,140           6.13         BBB/NR   Banc of America Merrill Lynch Commercial
                                                 Mortgage, Inc., Floating Rate Note,
                                                 9/10/47 (144A)                                 $      37,414
                                                                                                -------------
                                                 Total Diversified Financials                   $     702,268
-------------------------------------------------------------------------------------------------------------
                                                 REAL ESTATE -- 0.3%
                                                 Mortgage REIT -- 0.3%
         100,000                        BBB/B1   Credit Suisse First Boston Mortgage
                                                 Securities Corp., 4.877%, 4/15/37              $     100,289
          32,340                         B+/NR   Credit Suisse First Boston Mortgage
                                                 Securities Corp., 5.5%, 6/25/33                       32,269
         100,000           5.14         CCC/B3   Credit Suisse First Boston Mortgage
                                                 Securities Corp., Floating Rate Note,
                                                 10/15/39 (144A)                                       90,398
         100,000           4.35          NR/A3   FREMF 2011-K12 Mortgage Trust, Floating
                                                 Rate Note, 12/25/20 (144A)                            97,638
          50,000           4.16        NR/Baa2   FREMF 2012-K705 Mortgage Trust, Floating
                                                 Rate Note, 9/25/44 (144A)                             47,579
          50,000           3.76          NR/NR   FREMF 2012-K708 Mortgage Trust, Floating
                                                 Rate Note, 2/25/45 (144A)                             46,237
          10,000           3.82          NR/NR   FREMF Mortgage Trust Class C, Floating
                                                 Rate Note, 6/25/47 (144A)                              9,186
                                                                                                -------------
                                                                                                $     423,596
                                                                                                -------------
                                                 Total Real Estate                              $     423,596
-------------------------------------------------------------------------------------------------------------
                                                 GOVERNMENT -- 0.1%
         235,366                         NR/NR   Fannie Mae REMICS, 3.5%, 1/25/29 (d)           $      15,259
         147,360           1.03          NR/NR   Government National Mortgage Association,
                                                 Floating Rate Note, 2/16/53 (d)                       12,481
         147,205           1.05          NR/NR   Government National Mortgage Association,
                                                 Floating Rate Note, 3/16/53 (d)                       12,027
          58,586           6.46          NR/NR   Government National Mortgage Association,
                                                 Floating Rate Note, 6/20/38 (d)                        7,247
         196,069           1.10          NR/NR   Government National Mortgage Association,
                                                 Floating Rate Note, 8/16/52 (d)                       14,701
         146,991           1.07          NR/NR   Government National Mortgage Association,
                                                 Floating Rate Note, 9/16/52 (d)                       13,068
                                                                                                -------------
                                                                                                $      74,783
                                                                                                -------------
                                                 Total Government                               $      74,783
-------------------------------------------------------------------------------------------------------------
                                                 TOTAL COLLATERALIZED
                                                 MORTGAGE OBLIGATIONS
                                                 (Cost $5,432,100)                              $   5,390,373
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/13

-------------------------------------------------------------------------------------------------------------
                   Floating       S&P/Moody's
Principal          Rate (b)       Ratings
Amount ($)         (unaudited)    (unaudited)                                                   Value
-------------------------------------------------------------------------------------------------------------
                                                 CORPORATE BONDS -- 43.2%
                                                 ENERGY -- 12.5%
                                                 Oil & Gas Drilling -- 0.8%
         270,000                          B/B3   Hercules Offshore, Inc., 8.75%,
                                                 7/15/21 (144A)                                 $     283,500
         170,000                         B+/B1   Parker Drilling Co., 7.5%, 8/1/20 (144A)             170,000
         185,000                          B/B1   Shelf Drilling Holdings, Ltd., 8.625%,
                                                 11/1/18 (144A)                                       197,025
         325,000                          B/B3   Summit Midstream Holdings LLC, 7.5%,
                                                 7/1/21 (144A)                                        331,500
                                                                                                -------------
                                                                                                $     982,025
-------------------------------------------------------------------------------------------------------------
                                                 Oil & Gas Equipment & Services -- 1.7%
         250,000                         B+/B2   Basic Energy Services, Inc., 7.75%,
                                                 10/15/22                                       $     248,125
         225,000                       BB-/Ba3   Bristow Group, Inc., 6.25%, 10/15/22                 234,000
         340,000                         B+/B1   Calfrac Holdings LP, 7.5%, 12/1/20
                                                 (144A)                                               343,400
         325,000                        B/Caa1   Forbes Energy Services, Ltd., 9.0%,
                                                 6/15/19                                              326,625
         220,000                         B-/B3   Hiland Partners LP, 7.25%, 10/1/20
                                                 (144A)                                               231,000
         355,000                        BB-/B1   Key Energy Services, Inc., 6.75%, 3/1/21             347,900
         200,000                          B/B3   Seitel, Inc., 9.5%, 4/15/19 (144A)                   202,500
                                                                                                -------------
                                                                                                $   1,933,550
-------------------------------------------------------------------------------------------------------------
                                                 Oil & Gas Exploration & Production -- 7.8%
         235,000                         B+/B2   Antero Resources Finance Corp.,
                                                 6.0%, 12/1/20                                  $     236,175
         130,000                     CCC+/Caa1   Athlon Holdings LP, 7.375%, 4/15/21
                                                 (144A)                                               131,950
         300,000                     CCC+/Caa1   Aurora USA Oil & Gas, Inc., 7.5%,
                                                 4/1/20 (144A)                                        297,000
         301,000                         B-/B3   Bonanza Creek Energy, Inc., 6.75%, 4/15/21           308,525
         125,000                         B-/B3   Carrizo Oil & Gas, Inc., 8.625%, 10/15/18            136,562
         400,000                         B-/B3   Comstock Resources, Inc., 7.75%, 4/1/19              412,000
         300,000                         BB/B1   Denbury Resources, Inc., 4.625%,
                                                 7/15/23                                              274,500
         100,000                          B/B2   EP Energy LLC, 9.375%, 5/1/20                        113,500
         312,144                          B/B3   EPE Holdings LLC, 8.125%, 12/15/17
                                                 (144A) (PIK)                                         319,948
          50,000                       B-/Caa1   EPL Oil & Gas, Inc., 8.25%, 2/15/18                   52,750
         275,000                         B-/B3   Forest Oil Corp., 7.5%, 9/15/20 (144A)               267,438
         100,000                      CCC/Caa1   Goodrich Petroleum Corp., 8.875%, 3/15/19            102,500
         100,000                       CCC+/B3   Gulfport Energy Corp., 7.75%,
                                                 11/1/20 (144A)                                       104,500
         175,000                     CCC+/Caa1   Halcon Resources Corp., 8.875%, 5/15/21              176,750
         315,000                     CCC+/Caa1   Halcon Resources Corp., 9.75%, 7/15/20               326,812
         150,000                       B-/Caa1   Legacy Reserves LP, 6.625%, 12/1/21
                                                 (144A)                                               144,375

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/13 27

-------------------------------------------------------------------------------------------------------------
                   Floating       S&P/Moody's
Principal          Rate (b)       Ratings
Amount ($)         (unaudited)    (unaudited)                                                   Value
-------------------------------------------------------------------------------------------------------------
                                                 Oil & Gas Exploration &
                                                 Production -- (continued)
         100,000                     CCC+/Caa1   Lightstream Resources, Ltd., 8.625%,
                                                 2/1/20 (144A)                                  $      97,500
         500,000                          B/B2   Linn Energy LLC, 6.25%, 11/1/19 (144A)               470,000
         250,000                       B-/Caa1   MEM Production Partners LP, 7.625%,
                                                 5/1/21                                               242,500
         175,000                       B-/Caa1   Midstates Petroleum Co., Inc., 10.75%,
                                                 10/1/20 (144A)                                       182,000
         100,000                       B-/Caa1   Midstates Petroleum Co., Inc., 9.25%,
                                                 6/1/21 (144A)                                         98,250
         400,000                       B-/Caa1   Northern Oil and Gas, Inc., 8.0%, 6/1/20             411,000
         200,000                         B-/B3   PDC Energy, Inc., 7.75%, 10/15/22
                                                 (144A)                                               212,000
         200,000                       B-/Caa1   Penn Virginia Corp., 7.25%, 4/15/19                  195,000
         485,000                       B-/Caa1   Penn Virginia Corp., 8.5%, 5/1/20 (144A)             489,850
         450,000                       B-/Caa1   QR Energy LP, 9.25%, 8/1/20                          462,938
         100,000                         B-/B3   Resolute Energy Corp., 8.5%, 5/1/20                  102,750
         400,000                         B-/B3   RKI Exploration & Production LLC, 8.5%,
                                                 8/1/21 (144A)                                        406,000
         190,000                         B+/B2   Rosetta Resources, Inc., 5.625%, 5/1/21              190,000
         400,000                         B-/B3   Samson Investment Co., 10.0%,
                                                 2/15/20 (144A)                                       424,000
          50,000                         B-/B2   SandRidge Energy, Inc., 7.5%, 2/15/23                 49,000
         380,000                         B-/B2   SandRidge Energy, Inc., 7.5%, 3/15/21                376,200
         220,000                         B-/B2   SandRidge Energy, Inc., 8.125%,
                                                 10/15/22                                             223,300
         300,000                       BB-/Ba3   SM Energy Co., 5.0%, 1/15/24 (144A)                  292,500
          95,000                         B-/B3   Stone Energy Corp., 7.5%, 11/15/22                   100,225
         395,000                         B+/B3   Swift Energy Co., 7.875%, 3/1/22                     391,050
         200,000                     CCC+/Caa1   Talos Production LLC, 9.75%,
                                                 2/15/18 (144A)                                       195,000
         100,000                          B/B3   Vanguard Natural Resources LLC,
                                                 7.875%, 4/1/20                                       103,750
                                                                                                -------------
                                                                                                $   9,120,098
-------------------------------------------------------------------------------------------------------------
                                                 Oil & Gas Refining & Marketing -- 0.1%
         100,000                      BBB/Baa2   Valero Energy Corp., 6.625%, 6/15/37           $     111,906
-------------------------------------------------------------------------------------------------------------
                                                 Oil & Gas Storage &
                                                 Transportation -- 1.3%
          95,000                         B+/B2   Atlas Pipeline Partners LP, 4.75%,
                                                 11/15/21 (144A)                                $      87,162
         300,000           5.85       BB+/Baa3   DCP Midstream LLC, Floating Rate Note,
                                                 5/21/43 (144A)                                       286,500
         255,000                          B/B1   Genesis Energy LP, 5.75%, 2/15/21                    251,812
         340,000                         BB/B1   Inergy Midstream LP, 6.0%, 12/15/20
                                                 (144A)                                               341,700
         100,000                      BBB/Baa2   Kinder Morgan Energy Partners LP,
                                                 5.0%, 8/15/42                                         94,380
         290,000                       BB+/Ba3   Sabine Pass Liquefaction LLC, 5.625%,
                                                 2/1/21 (144A)                                        286,012

The accompanying notes are an integral part of these financial statements.

28 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/13

-------------------------------------------------------------------------------------------------------------
                   Floating       S&P/Moody's
Principal          Rate (b)       Ratings
Amount ($)         (unaudited)    (unaudited)                                                   Value
-------------------------------------------------------------------------------------------------------------
                                                 Oil & Gas Storage &
                                                 Transportation -- (continued)
         215,000                        BB/Ba3   Targa Resources Partners LP, 4.25%,
                                                 11/15/23 (144A)                                $     197,262
                                                                                                -------------
                                                                                                $   1,544,828
-------------------------------------------------------------------------------------------------------------
                                                 Coal & Consumable Fuels -- 0.8%
         100,000                         B+/B2   Alpha Natural Resources, Inc., 6.0%,
                                                 6/1/19                                         $      85,750
         150,000                       B-/Caa1   Bumi Investment Pte, Ltd., 10.75%,
                                                 10/6/17 (144A)                                        90,000
         350,000                         B-/B2   Penn Virginia Resource Partners LP, 6.5%,
                                                 5/15/21 (144A)                                       339,500
         345,000                        BB-/B1   SunCoke Energy Partners LP, 7.375%,
                                                 2/1/20 (144A)                                        357,075
                                                                                                -------------
                                                                                                $     872,325
                                                                                                -------------
                                                 Total Energy                                   $  14,564,732
-------------------------------------------------------------------------------------------------------------
                                                 MATERIALS -- 3.6%
                                                 Commodity Chemicals -- 0.6%
         100,000                       CCC+/NR   Hexion US Finance Corp., 9.0%,
                                                 11/15/20                                       $     101,250
         450,000                        BB-/B1   Rain CII Carbon LLC, 8.0%, 12/1/18 (144A)            465,750
         150,000                       B-/Caa1   US Coatings Acquisition, Inc., 7.375%,
                                                 5/1/21 (144A)                                        155,438
                                                                                                -------------
                                                                                                $     722,438
-------------------------------------------------------------------------------------------------------------
                                                 Specialty Chemicals -- 0.6%
         150,000                        BB-/B1   Chemtura Corp., 5.75%, 7/15/21                 $     149,250
         270,000                          B/B1   Rentech Nitrogen Partners LP, 6.5%,
                                                 4/15/21 (144A)                                       269,325
         300,000                        BB-/B2   Tronox Finance LLC, 6.375%,
                                                 8/15/20 (144A)                                       287,250
                                                                                                -------------
                                                                                                $     705,825
-------------------------------------------------------------------------------------------------------------
                                                 Metal & Glass Containers -- 0.2%
         210,000                       BB+/Ba1   Ball Corp., 4.0%, 11/15/23                     $     192,150
-------------------------------------------------------------------------------------------------------------
                                                 Paper Packaging -- 0.6%
         200,000                     CCC+/Caa2   Exopack Holding Corp., 10.0%, 6/1/18           $     209,000
         490,000                        BB-/B1   Sealed Air Corp., 6.875%, 7/15/33
                                                 (144A)                                               465,500
                                                                                                -------------
                                                                                                $     674,500
-------------------------------------------------------------------------------------------------------------
                                                 Diversified Metals & Mining -- 0.2%
         100,000                      CCC/Caa2   Midwest Vanadium Pty, Ltd., 11.5%,
                                                 2/15/18 (144A)                                 $      73,500
         100,000                       B-/Caa1   Mirabela Nickel, Ltd., 8.75%, 4/15/18
                                                 (144A)                                                71,000
          50,000                        B/Caa1   Prince Mineral Holding Corp., 11.5%,
                                                 12/15/19 (144A)                                       53,812
                                                                                                -------------
                                                                                                $     198,312
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/13 29

-------------------------------------------------------------------------------------------------------------
                   Floating       S&P/Moody's
Principal          Rate (b)       Ratings
Amount ($)         (unaudited)    (unaudited)                                                   Value
-------------------------------------------------------------------------------------------------------------
                                                 Steel -- 0.9%
         100,000                        B/Caa1   Atkore International, Inc., 9.875%,
                                                 1/1/18                                         $     108,500
          70,000                       BB+/Ba2   Commercial Metals Co., 7.35%, 8/15/18                 77,000
         300,000                         B-/B3   JMC Steel Group, Inc., 8.25%,
                                                 3/15/18 (144A)                                       298,500
         200,000                         NR/B3   Metinvest BV, 8.75%, 2/14/18 (144A)                  192,540
         250,000                         B-/B3   Permian Holdings, Inc., 10.5%,
                                                 1/15/18 (144A)                                       246,250
         100,000                     CCC+/Caa2   Ryerson, Inc., 9.0%, 10/15/17 (144A)                 104,000
                                                                                                -------------
                                                                                                $   1,026,790
-------------------------------------------------------------------------------------------------------------
                                                 Forest Products -- 0.1%
         100,000                         B-/B3   Millar Western Forest Products, Ltd.,
                                                 8.5%, 4/1/21                                   $      99,500
-------------------------------------------------------------------------------------------------------------
                                                 Paper Products -- 0.4%
         105,000                       BB-/Ba3   Neenah Paper, Inc., 5.25%, 5/15/21
                                                 (144A)                                         $     103,425
         260,000                       BB-/Ba3   Resolute Forest Products, Inc., 5.875%,
                                                 5/15/23 (144A)                                       234,000
         200,000                       B-/Caa1   Unifrax I LLC, 7.5%, 2/15/19 (144A)                  203,000
                                                                                                -------------
                                                                                                $     540,425
                                                                                                -------------
                                                 Total Materials                                $   4,159,940
-------------------------------------------------------------------------------------------------------------
                                                 CAPITAL GOODS -- 2.8%
                                                 Aerospace & Defense -- 0.3%
         270,000                         BB/B1   DigitalGlobe, Inc., 5.25%, 2/1/21 (144A)       $     255,150
          50,000                         B-/B2   DynCorp International, Inc., 10.375%,
                                                 7/1/17                                                51,500
                                                                                                -------------
                                                                                                $     306,650
-------------------------------------------------------------------------------------------------------------
                                                 Building Products -- 0.2%
         100,000                        BB-/B2   Gibraltar Industries, Inc., 6.25%,
                                                 2/1/21 (144A)                                  $     102,500
         100,000                      BBB-/Ba3   Masco Corp., 7.125%, 3/15/20                         113,250
                                                                                                -------------
                                                                                                $     215,750
-------------------------------------------------------------------------------------------------------------
                                                 Electrical Components &
                                                 Equipment -- 0.1%
         100,000                          B/B3   Coleman Cable, Inc., 9.0%, 2/15/18             $     106,000
-------------------------------------------------------------------------------------------------------------
                                                 Industrial Conglomerates -- 0.5%
         340,000                         B+/B1   Boart Longyear Management Pty, Ltd.,
                                                 7.0%, 4/1/21 (144A)                            $     307,700
         225,000                         B+/B2   JB Poindexter & Co., Inc., 9.0%,
                                                 4/1/22 (144A)                                        235,125
         100,000                       CCC+/B3   Park-Ohio Industries, Inc., 8.125%,
                                                 4/1/21                                               108,500
                                                                                                -------------
                                                                                                $     651,325
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/13

-------------------------------------------------------------------------------------------------------------
                   Floating       S&P/Moody's
Principal          Rate (b)       Ratings
Amount ($)         (unaudited)    (unaudited)                                                   Value
-------------------------------------------------------------------------------------------------------------
                                                 Construction & Farm Machinery
                                                 & Heavy Trucks -- 0.9%
         350,000                          B/B2   Commercial Vehicle Group, Inc.,
                                                 7.875%, 4/15/19                                $     350,000
         100,000                          A/A3   Cummins, Inc., 5.65%, 3/1/98                          94,753
         190,000                         B-/B3   Meritor, Inc., 6.75%, 6/15/21                        189,050
         375,000                        CCC/B3   Navistar International Corp., 8.25%,
                                                 11/1/21                                              383,438
                                                                                                -------------
                                                                                                $   1,017,241
-------------------------------------------------------------------------------------------------------------
                                                 Industrial Machinery -- 0.5%
         150,000                         B-/B3   BC Mountain LLC, 7.0%, 2/1/21 (144A)           $     156,000
         100,000                          B/B2   Cleaver-Brooks, Inc., 8.75%,
                                                 12/15/19 (144A)                                      107,500
         100,000                       B-/Caa2   Liberty Tire Recycling LLC, 11.0%,
                                                 10/1/16 (144A)                                       101,000
         100,000                          B/B1   Mcron Finance Sub LLC, 8.375%,
                                                 5/15/19 (144A)                                       108,750
         150,000                          B/B3   Xerium Technologies, Inc., 8.875%, 6/15/18           150,750
                                                                                                -------------
                                                                                                $     624,000
-------------------------------------------------------------------------------------------------------------
                                                 Trading Companies &
                                                 Distributors -- 0.3%
         100,000                        BB+/NR   Aviation Capital Group Corp., 4.625%,
                                                 1/31/18 (144A)                                 $     100,433
         150,000                         B+/B3   H&E Equipment Services, Inc., 7.0%, 9/1/22           160,500
         100,000                         B-/NR   TRAC Intermodal LLC, 11.0%, 8/15/19                  112,000
                                                                                                -------------
                                                                                                $     372,933
                                                                                                -------------
                                                 Total Capital Goods                            $   3,293,899
-------------------------------------------------------------------------------------------------------------
                                                 COMMERCIAL SERVICES &
                                                 SUPPLIES -- 0.7%
                                                 Environmental & Facilities
                                                 Services -- 0.3%
         300,000                          B/B3   Safway Group Holding LLC, 7.0%,
                                                 5/15/18 (144A)                                 $     301,500
-------------------------------------------------------------------------------------------------------------
                                                 Diversified Support Services -- 0.4%
         100,000                       B-/Caa1   ADS Tactical, Inc., 11.0%, 4/1/18 (144A)       $      95,000
         185,000                       NR/Caa1   Monitronics Escrow Corp., 9.125%,
                                                 4/1/20 (144A)                                        191,938
         200,000                         B+/B3   NANA Development Corp., 9.5%,
                                                 3/15/19 (144A)                                       204,000
                                                                                                -------------
                                                                                                $     490,938
                                                                                                -------------
                                                 Total Commercial Services & Supplies           $     792,438
-------------------------------------------------------------------------------------------------------------
                                                 TRANSPORTATION -- 1.0%
                                                 Airlines -- 0.2%
         100,000                         B-/NR   Gol Finance, 9.25%, 7/20/20 (144A)             $      82,000
         150,000                         B+/B1   US Airways 2013-1 Class B Pass Through
                                                 Trust, 5.375%, 11/15/21                              146,250
                                                                                                -------------
                                                                                                $     228,250
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/13 31

-------------------------------------------------------------------------------------------------------------
                   Floating       S&P/Moody's
Principal          Rate (b)       Ratings
Amount ($)         (unaudited)    (unaudited)                                                   Value
-------------------------------------------------------------------------------------------------------------
                                                 Trucking -- 0.7%
         600,000                         B-/B2   Jack Cooper Holdings Corp., 9.25%,
                                                 6/1/20 (144A)                                  $     619,500
         125,000                          B/B3   Syncreon Global Ireland, Ltd., 9.5%,
                                                 5/1/18 (144A)                                        133,750
                                                                                                -------------
                                                                                                $     753,250
-------------------------------------------------------------------------------------------------------------
                                                 Airport Services -- 0.1%
         158,400                         B-/B3   Aeropuertos Argentina 2000 SA, 10.75%,
                                                 12/1/20 (144A)                                 $     152,064
                                                                                                -------------
                                                 Total Transportation                           $   1,133,564
-------------------------------------------------------------------------------------------------------------
                                                 AUTOMOBILES & COMPONENTS -- 0.9%
                                                 Auto Parts & Equipment -- 0.9%
         190,000                          B/B3   Chassix, Inc., 9.25%, 8/1/18 (144A)            $     198,075
         300,000                         BB/B2   Dana Holding Corp., 6.0%, 9/15/23                    300,750
         325,000                         B+/B3   Pittsburgh Glass Works LLC, 8.5%,
                                                 4/15/16 (144A)                                       337,188
         200,000                         B-/B2   Schaeffler Holding Finance BV, 6.875%,
                                                 8/15/18 (144A) (PIK)                                 204,000
                                                                                                -------------
                                                                                                $   1,040,013
                                                                                                -------------
                                                 Total Automobiles & Components                 $   1,040,013
-------------------------------------------------------------------------------------------------------------
                                                 CONSUMER DURABLES & APPAREL -- 1.5%
                                                 Home Furnishings -- 0.5%
         200,000                          B/B2   SIWF Merger Sub, Inc., 6.25%, 6/1/21
                                                 (144A)                                         $     200,000
         325,000                         B+/B3   Tempur Sealy International, Inc.,
                                                 6.875%, 12/15/20 (144A)                              344,500
                                                                                                -------------
                                                                                                $     544,500
-------------------------------------------------------------------------------------------------------------
                                                 Homebuilding -- 0.7%
         150,000                      CCC/Caa2   Beazer Homes USA, Inc., 9.125%,
                                                 6/15/18                                        $     159,750
         300,000                        BB/Ba2   DR Horton, Inc., 5.75%, 8/15/23                      300,000
          50,000                          B/B2   KB Home, Inc., 8.0%, 3/15/20                          55,750
         135,000                       BB-/Ba3   Lennar Corp., 5.0%, 11/15/22 (144A)                  129,600
         170,000                         B+/B1   Meritage Homes Corp., 7.0%, 4/1/22                   185,300
                                                                                                -------------
                                                                                                $     830,400
-------------------------------------------------------------------------------------------------------------
                                                 Housewares & Specialties -- 0.1%
         100,000                     CCC+/Caa2   Reynolds Group Issuer, Inc., 9.0%,
                                                 4/15/19                                        $     104,000
          66,000                       CCC+/B3   Yankee Candle Co., Inc., 9.75%,
                                                 2/15/17                                               68,393
                                                                                                -------------
                                                                                                $     172,393
-------------------------------------------------------------------------------------------------------------
                                                 Leisure Products -- 0.2%
         185,000                     CCC+/Caa2   PC Nextco Holdings LLC, 8.75%, 8/15/19
                                                 (144A) (PIK)                                   $     184,075
                                                                                                -------------
                                                 Total Consumer Durables & Apparel              $   1,731,368
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/13

-------------------------------------------------------------------------------------------------------------
                   Floating       S&P/Moody's
Principal          Rate (b)       Ratings
Amount ($)         (unaudited)    (unaudited)                                                   Value
-------------------------------------------------------------------------------------------------------------
                                                 CONSUMER SERVICES -- 1.1%
                                                 Casinos & Gaming -- 0.5%
          30,000                         CC/Ca   Codere Finance Luxembourg SA, 9.25%,
                                                 2/15/19 (144A)                                 $      14,250
         100,000                         B+/B3   MGM Resorts International, Inc.,
                                                 6.75%, 10/1/20                                       106,375
         240,000                         B+/B2   PNK Finance Corp., 6.375%, 8/1/21 (144A)             241,800
         100,000                         BB/B2   Seneca Gaming Corp., 8.25%,
                                                 12/1/18 (144A)                                       107,000
          60,000                       BBB-/NR   Wynn Las Vegas LLC, 4.25%, 5/30/23
                                                 (144A)                                                55,650
                                                                                                -------------
                                                                                                $     525,075
-------------------------------------------------------------------------------------------------------------
                                                 Hotels, Resorts & Cruise Lines -- 0.0%
          50,000                         B+/B3   Viking Cruises, Ltd., 8.5%, 10/15/22
                                                 (144A)                                         $      55,125
-------------------------------------------------------------------------------------------------------------
                                                 Education Services -- 0.1%
         100,000                     CCC-/Caa1   Cambium Learning Group, Inc.,
                                                 9.75%, 2/15/17                                 $      91,500
-------------------------------------------------------------------------------------------------------------
                                                 Specialized Consumer Services -- 0.5%
         300,000                       BB-/Ba3   Outerwall, Inc., 6.0%, 3/15/19 (144A)          $     304,500
         325,000                         B-/B3   StoneMor Partners LP, 7.875%,
                                                 6/1/21 (144A)                                        328,250
                                                                                                -------------
                                                                                                $     632,750
                                                                                                -------------
                                                 Total Consumer Services                        $   1,304,450
-------------------------------------------------------------------------------------------------------------
                                                 MEDIA -- 1.2%
                                                 Broadcasting -- 0.3%
         165,000                        BB-/B1   CCO Holdings LLC, 5.75%, 1/15/24               $     154,275
         100,000                     CCC+/Caa2   Intelsat Luxembourg SA, 7.75%,
                                                 6/1/21 (144A)                                        105,250
         100,000                         B+/B2   Univision Communications, Inc., 6.875%,
                                                 5/15/19 (144A)                                       106,750
                                                                                                -------------
                                                                                                $     366,275
-------------------------------------------------------------------------------------------------------------
                                                 Cable & Satellite -- 0.5%
         350,000                         BB/B1   Sirius XM Radio, Inc., 4.625%,
                                                 5/15/23 (144A)                                 $     322,000
         310,000                         BB/B1   Sirius XM Radio, Inc., 5.75%, 8/1/21 (144A)          310,000
                                                                                                -------------
                                                                                                $     632,000
-------------------------------------------------------------------------------------------------------------
                                                 Movies & Entertainment -- 0.4%
         100,000                          B/B3   Live Nation Entertainment, Inc., 7.0%,
                                                 9/1/20 (144A)                                  $     106,000
         315,000                         B-/B3   Regal Entertainment Group, Inc.,
                                                 5.75%, 2/1/25                                        302,400
                                                                                                -------------
                                                                                                $     408,400
                                                                                                -------------
                                                 Total Media                                    $   1,406,675
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/13 33

-------------------------------------------------------------------------------------------------------------
                   Floating       S&P/Moody's
Principal          Rate (b)       Ratings
Amount ($)         (unaudited)    (unaudited)                                                   Value
-------------------------------------------------------------------------------------------------------------
                                                 RETAILING -- 1.6%
                                                 Distributors -- 0.1%
         100,000                       BB-/Ba3   LKQ Corp., 4.75%, 5/15/23 (144A)               $      95,875
-------------------------------------------------------------------------------------------------------------
                                                 Apparel Retail -- 0.2%
         300,000                          B/B3   Brown Shoe Co., Inc., 7.125%, 5/15/19          $     318,000
-------------------------------------------------------------------------------------------------------------
                                                 Computer & Electronics Retail -- 0.3%
         350,000                       BB-/Ba3   Rent-A-Center, Inc., 4.75%, 5/1/21
                                                 (144A)                                         $     334,250
-------------------------------------------------------------------------------------------------------------
                                                 Specialty Stores -- 0.9%
         340,000                     CCC+/Caa1   Michaels FinCo Holdings LLC, 7.5%,
                                                 8/1/18 (144A) (PIK)                            $     343,400
         460,000                     CCC+/Caa1   Petco Holdings, Inc., 8.5%, 10/15/17
                                                 (144A) (PIK)                                         471,500
         250,000                         B-/B3   Radio Systems Corp., 8.375%,
                                                 11/1/19 (144A)                                       271,250
                                                                                                -------------
                                                                                                $   1,086,150
-------------------------------------------------------------------------------------------------------------
                                                 Automotive Retail -- 0.1%
         105,000                       BB-/Ba3   CST Brands, Inc., 5.0%, 5/1/23 (144A)          $     103,688
                                                                                                -------------
                                                 Total Retailing                                $   1,937,963
-------------------------------------------------------------------------------------------------------------
                                                 FOOD & STAPLES RETAILING -- 0.2%
                                                 Food Distributors -- 0.2%
         235,000                          B/B3   KeHE Distributors LLC, 7.625%,
                                                 8/15/21 (144A)                                 $     238,819
                                                                                                -------------
                                                 Total Food & Staples Retailing                 $     238,819
-------------------------------------------------------------------------------------------------------------
                                                 FOOD, BEVERAGE & TOBACCO -- 1.9%
                                                 Agricultural Products -- 0.2%
         200,000                          B/NR   Tonon Bioenergia SA, 9.25%,
                                                 1/24/20 (144A)                                 $     182,000
-------------------------------------------------------------------------------------------------------------
                                                 Packaged Foods & Meats -- 0.9%
         375,000                          B/B1   Chiquita Brands International, Inc.,
                                                 7.875%, 2/1/21 (144A)                          $     398,438
         125,000                          B/B3   FAGE Dairy Industry SA, 9.875%,
                                                 2/1/20 (144A)                                        136,719
         200,000                          B/B2   Marfrig Holding Europe BV, 9.875%,
                                                 7/24/17 (144A)                                       202,000
          80,000                        BB-/B2   Sun Merger Sub, Inc., 5.25%, 8/1/18
                                                 (144A)                                                80,200
          80,000                        BB-/B2   Sun Merger Sub, Inc., 5.875%, 8/1/21
                                                 (144A)                                                80,200
         200,000                         B+/B2   Wells Enterprises, Inc., 6.75%,
                                                 2/1/20 (144A)                                        208,500
                                                                                                -------------
                                                                                                $   1,106,057
-------------------------------------------------------------------------------------------------------------
                                                 Tobacco -- 0.8%
         350,000                         B-/B3   Alliance One International, Inc.,
                                                 10.0%, 7/15/16                                 $     367,500

The accompanying notes are an integral part of these financial statements.

34 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/13

-------------------------------------------------------------------------------------------------------------
                   Floating       S&P/Moody's
Principal          Rate (b)       Ratings
Amount ($)         (unaudited)    (unaudited)                                                   Value
-------------------------------------------------------------------------------------------------------------
                                                 Tobacco -- (continued)
         575,000                       B-/Caa1   Alliance One International, Inc., 9.875%,
                                                 7/15/21 (144A)                                 $     566,375
                                                                                                -------------
                                                                                                $     933,875
                                                                                                -------------
                                                 Total Food, Beverage & Tobacco                 $   2,221,932
-------------------------------------------------------------------------------------------------------------
                                                 HOUSEHOLD & PERSONAL
                                                 PRODUCTS -- 0.5%
                                                 Personal Products -- 0.5%
         200,000                     BBB-/Baa2   Avon Products, Inc., 5.0%, 3/15/23             $     199,336
         280,256                     CCC+/Caa1   Monitronics International, Inc.,
                                                 9.125%, 4/1/20                                       290,766
         150,000                          B/B1   Revlon Consumer Products Corp., 5.75%,
                                                 2/15/21 (144A)                                       151,312
                                                                                                -------------
                                                                                                $     641,414
                                                                                                -------------
                                                 Total Household & Personal Products            $     641,414
-------------------------------------------------------------------------------------------------------------
                                                 HEALTH CARE EQUIPMENT &
                                                 SERVICES -- 1.7%
                                                 Health Care Equipment -- 0.3%
         125,000                     CCC+/Caa2   Accellent, Inc., 10.0%, 11/1/17                $     116,250
         250,000                         B+/B1   Accellent, Inc., 8.375%, 2/1/17                      260,000
                                                                                                -------------
                                                                                                $     376,250
-------------------------------------------------------------------------------------------------------------
                                                 Health Care Services -- 0.3%
         100,000                       CCC+/B3   ExamWorks Group, Inc., 9.0%, 7/15/19           $     107,750
         100,000                     CCC+/Caa2   Gentiva Health Services, Inc., 11.5%, 9/1/18         104,000
          80,000                     CCC+/Caa1   Truven Health Analytics, Inc.,
                                                 10.625%, 6/1/20                                       87,600
                                                                                                -------------
                                                                                                $     299,350
-------------------------------------------------------------------------------------------------------------
                                                 Health Care Facilities -- 1.0%
         100,000                        BB/Ba3   Aviv Healthcare Properties LP,
                                                 7.75%, 2/15/19                                 $     107,500
         100,000                          B/B3   Capella Healthcare, Inc., 9.25%, 7/1/17              106,750
         565,000                          B/B3   CHS, Inc., 8.0%, 11/15/19                            596,781
         300,000                         B-/B3   Kindred Healthcare, Inc., 8.25%, 6/1/19              315,750
          75,000                         B-/B3   Vanguard Health Holding Co., II LLC,
                                                 7.75%, 2/1/19                                         80,531
                                                                                                -------------
                                                                                                $   1,207,312
-------------------------------------------------------------------------------------------------------------
                                                 Health Care Technology -- 0.1%
         100,000                         B-/B3   MedAssets, Inc., 8.0%, 11/15/18                $     107,250
                                                                                                -------------
                                                 Total Health Care Equipment & Services         $   1,990,162
-------------------------------------------------------------------------------------------------------------
                                                 PHARMACEUTICALS, BIOTECHNOLOGY
                                                 & LIFE SCIENCES -- 0.6%
                                                 Biotechnology -- 0.2%
         250,000                        B/Caa2   Lantheus Medical Imaging, Inc.,
                                                 9.75%, 5/15/17                                 $     216,562

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/13 35

-------------------------------------------------------------------------------------------------------------
                   Floating       S&P/Moody's
Principal          Rate (b)       Ratings
Amount ($)         (unaudited)    (unaudited)                                                   Value
-------------------------------------------------------------------------------------------------------------
                                                 Biotechnology -- (continued)
          40,000                         BB/B3   Warner Chilcott Co., LLC, 7.75%,
                                                 9/15/18                                        $      43,850
                                                                                                -------------
                                                                                                $     260,412
-------------------------------------------------------------------------------------------------------------
                                                 Pharmaceuticals -- 0.4%
         100,000                       B-/Caa1   Sky Growth Acquisition Corp., 7.375%,
                                                 10/15/20 (144A)                                $     104,000
         300,000                          B/B1   Valeant Pharmaceuticals International,
                                                 Inc., 6.375%, 10/15/20 (144A)                        309,750
                                                                                                -------------
                                                                                                $     413,750
                                                                                                -------------
                                                 Total Pharmaceuticals, Biotechnology
                                                 & Life Sciences                                $     674,162
-------------------------------------------------------------------------------------------------------------
                                                 BANKS -- 1.0%
                                                 Diversified Banks -- 0.2%
         250,000                        NR/Ba3   CorpGroup Banking SA, 6.75%,
                                                 3/15/23 (144A)                                 $     222,500
-------------------------------------------------------------------------------------------------------------
                                                 Regional Banks -- 0.2%
         300,000           4.85       BBB/Baa3   The PNC Financial Services Group, Inc.,
                                                 Floating Rate Note (Perpetual)                 $     273,000
-------------------------------------------------------------------------------------------------------------
                                                 Thrifts & Mortgage Finance -- 0.6%
         250,000           8.11          NR/NR   Mythen Re, Ltd., Series 2013-1 Class B,
                                                 Floating Rate Note, 7/9/15
                                                 (Cat Bond) (144A)                              $     250,275
         400,000                        B+/Ba3   Provident Funding Associates LP, 6.75%,
                                                 6/15/21 (144A)                                       405,000
                                                                                                -------------
                                                                                                $     655,275
                                                                                                -------------
                                                 Total Banks                                    $   1,150,775
-------------------------------------------------------------------------------------------------------------
                                                 DIVERSIFIED FINANCIALS -- 3.6%
                                                 Other Diversified
                                                 Financial Services -- 1.2%
         250,000           5.25         BB-/NR   Caelus Re, Ltd., Floating Rate Note,
                                                 3/7/16 (Cat Bond) (144A)                       $     247,225
         230,000           5.35          BB/B1   Citigroup, Inc., Floating Rate Note                  209,875
                                                 (Perpetual)
         250,000           6.60         BB-/NR   Embarcadero Reinsurance, Ltd., Floating
                                                 Rate Note, 8/4/14 (Cat Bond) (144A)                  255,025
         100,000           7.12       AA-/Baa1   General Electric Capital Corp., Floating
                                                 Rate Note (Perpetual)                                112,500
         300,000           5.65         BB/Ba1   ING US, Inc., Floating Rate Note,
                                                 5/15/53 (144A)                                       282,000
         250,000           8.75          B+/NR   Residential Reinsurance 2011, Ltd., Floating
                                                 Rate Note, 6/6/15 (Cat Bond) (144A)                  261,700
                                                                                                -------------
                                                                                                $   1,368,325
-------------------------------------------------------------------------------------------------------------
                                                 Specialized Finance -- 1.4%
         100,000                       BBB-/WR   Cantor Fitzgerald LP, 7.875%,
                                                 10/15/19 (144A)                                $     103,516
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/13

-------------------------------------------------------------------------------------------------------------
                   Floating       S&P/Moody's
Principal          Rate (b)       Ratings
Amount ($)         (unaudited)    (unaudited)                                                   Value
-------------------------------------------------------------------------------------------------------------
                                                 Other Diversified Financial
                                                 Services -- (continued)
         355,000                         B+/B2   Nationstar Mortgage LLC, 6.5%, 6/1/22          $     352,338
         355,000                         B+/B2   Nationstar Mortgage LLC, 6.5%, 7/1/21                354,112
         100,000                         B+/B2   Nationstar Mortgage LLC, 6.5%, 8/1/18                101,000
         450,000                          B/B1   Oxford Finance LLC, 7.25%, 1/15/18
                                                 (144A)                                               463,500
         250,000           4.00          BB/NR   Sanders Re, Ltd., Floating Rate Note,
                                                 5/5/17 (Cat Bond) (144A)                             246,450
                                                                                                -------------
                                                                                                $   1,620,916
-------------------------------------------------------------------------------------------------------------
                                                 Consumer Finance -- 0.3%
         200,000                         B+/B1   Jefferies Finance LLC, 7.375%,
                                                 4/1/20 (144A)                                  $     202,000
         205,000                         B+/B3   TMX Finance LLC, 8.5%, 9/15/18 (144A)                211,150
                                                                                                -------------
                                                                                                $     413,150
-------------------------------------------------------------------------------------------------------------
                                                 Asset Management & Custody
                                                 Banks -- 0.7%
         200,000                        BBB/NR   Prospect Capital Corp., 5.875%,
                                                 3/15/23                                        $     190,148
         245,000                       NR/Caa1   Renaissance Acquisition Corp., 6.875%,
                                                 8/15/21 (144A)                                       243,775
         400,000           4.50       BBB/Baa1   The Bank of New York Mellon Corp.,
                                                 Floating Rate Note (Perpetual)                       372,500
                                                                                                -------------
                                                                                                $     806,423
                                                                                                -------------
                                                 Total Diversified Financials                   $   4,208,814
-------------------------------------------------------------------------------------------------------------
                                                 INSURANCE -- 2.4%
                                                 Insurance Brokers -- 0.3%
         100,000                     CCC+/Caa2   HUB International, Ltd., 8.125%,
                                                 10/15/18 (144A)                                $     106,250
         200,000                      CCC/Caa2   Onex USI Acquisition Corp., 7.75%,
                                                 1/15/21 (144A)                                       201,000
                                                                                                -------------
                                                                                                $     307,250
-------------------------------------------------------------------------------------------------------------
                                                 Multi-line Insurance -- 0.1%
         100,000                     BBB-/Baa3   Genworth Holdings, Inc., 7.2%, 2/15/21         $     116,047
-------------------------------------------------------------------------------------------------------------
                                                 Property & Casualty Insurance -- 0.5%
         250,000           4.37         BB+/NR   Blue Danube II, Ltd., Floating Rate Note,
                                                 5/23/16 (Cat Bond) (144A)                      $     250,300
         300,000           6.80       BBB/Baa3   QBE Capital Funding II LP, Floating Rate
                                                 Note (Perpetual) (144A)                              301,875
                                                                                                -------------
                                                                                                $     552,175
-------------------------------------------------------------------------------------------------------------
                                                 Reinsurance -- 1.5%
         250,000           5.75          BB/NR   Foundation Re III, Ltd., Floating Rate Note,
                                                 2/3/14 (Cat Bond) (144A)                       $     248,025
         250,000           8.61          B+/NR   Mythen Re, Ltd., Series 2012-2 Class A,
                                                 Floating Rate Note, 1/5/17 (Cat Bond)
                                                 (144A)                                               253,025

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/13 37

-------------------------------------------------------------------------------------------------------------
                   Floating       S&P/Moody's
Principal          Rate (b)       Ratings
Amount ($)         (unaudited)    (unaudited)                                                   Value
-------------------------------------------------------------------------------------------------------------
                                                 Reinsurance -- (continued)
         250,000          11.84          B-/NR   Mythen Re, Ltd. Series 2012-2 Class A,
                                                 Floating Rate Note, 11/10/16
                                                 (Cat Bond) (144A)                              $     240,100
         250,000           8.60           B/NR   Queen Street VII Re, Ltd., Floating Rate
                                                 Note, 4/8/16 (Cat Bond) (144A)                       253,450
         250,000           4.50         BB+/NR   Residential Reinsurance 2012, Ltd.,
                                                 Floating Rate Note, 12/6/16
                                                 (Cat Bond) (144A)                                    252,675
         250,000           5.75          BB/NR   Residential Reinsurance 2012, Ltd.,
                                                 Floating Rate Note, 12/6/16
                                                 (Cat Bond) (144A)                                    257,125
         250,000          10.00         BB-/NR   Residential Reinsurance 2012, Ltd.,
                                                 Floating Rate Note, 6/6/16
                                                 (Cat Bond) (144A)                                    268,400
                                                                                                -------------
                                                                                                $   1,772,800
                                                                                                -------------
                                                 Total Insurance                                $   2,748,272
-------------------------------------------------------------------------------------------------------------
                                                 REAL ESTATE -- 0.4%
                                                 Diversified REIT -- 0.3%
         400,000                         B/Ba3   CNL Lifestyle Properties, Inc.,
                                                 7.25%, 4/15/19                                 $     407,000
-------------------------------------------------------------------------------------------------------------
                                                 Real Estate Operating Companies -- 0.1%
         100,000                          B/B3   Forest City Enterprises, Inc., 6.5%,
                                                 2/1/17                                         $     100,220
                                                                                                -------------
                                                 Total Real Estate                              $     507,220
-------------------------------------------------------------------------------------------------------------
                                                 SOFTWARE & SERVICES -- 0.6%
                                                 Internet Software & Services -- 0.5%
         250,000                        B+/Ba3   EarthLink, Inc., 7.375%, 6/1/20 (144A)         $     246,875
         325,000                         BB/B1   j2 Global, Inc., 8.0%, 8/1/20                        349,375
                                                                                                -------------
                                                                                                $     596,250
-------------------------------------------------------------------------------------------------------------
                                                 Data Processing &
                                                 Outsourced Services -- 0.1%
         125,000                       B-/Caa1   First Data Corp., 8.25%, 1/15/21
                                                 (144A)                                         $     130,625
                                                                                                -------------
                                                 Total Software & Services                      $     726,875
-------------------------------------------------------------------------------------------------------------
                                                 TECHNOLOGY HARDWARE
                                                 & EQUIPMENT -- 0.5%
                                                 Communications Equipment -- 0.4%
         390,000                        BB+/B1   Brocade Communications Systems, Inc.,
                                                 4.625%, 1/15/23 (144A)                         $     366,600
         105,000                       CCC+/B3   CPI International, Inc., 8.0%, 2/15/18               107,888
                                                                                                -------------
                                                                                                $     474,488
-------------------------------------------------------------------------------------------------------------
                                                 Electronic Equipment
                                                 Manufacturers -- 0.1%
         125,000                        BB-/B1   Viasystems, Inc., 7.875%, 5/1/19 (144A)        $     133,750
                                                                                                -------------
                                                 Total Technology Hardware & Equipment          $     608,238
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

38 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/13

-------------------------------------------------------------------------------------------------------------
                   Floating       S&P/Moody's
Principal          Rate (b)       Ratings
Amount ($)         (unaudited)    (unaudited)                                                   Value
-------------------------------------------------------------------------------------------------------------
                                                 SEMICONDUCTORS &
                                                 SEMICONDUCTOR EQUIPMENT -- 0.3%
                                                 Semiconductor Equipment -- 0.2%
         150,000                         BB/NR   Amkor Technology, Inc., 6.375%,
                                                 10/1/22 (144A)                                 $     148,875
          70,000                       B+/Caa1   SunEdison, Inc., 7.75%, 4/1/19                        67,550
                                                                                                -------------
                                                                                                $     216,425
-------------------------------------------------------------------------------------------------------------
                                                 Semiconductors -- 0.1%
         100,000                          B/B2   Advanced Micro Devices, Inc.,
                                                 7.5%, 8/15/22                                  $      97,000
                                                                                                -------------
                                                 Total Semiconductors &
                                                 Semiconductor Equipment                        $     313,425
-------------------------------------------------------------------------------------------------------------
                                                 TELECOMMUNICATION SERVICES -- 1.4%
                                                 Integrated Telecommunication
                                                 Services -- 1.3%
         277,000                       CCC+/B3   Cincinnati Bell, Inc., 8.75%, 3/15/18          $     288,080
         200,000                       BB-/Ba2   Frontier Communications Corp.,
                                                 7.125%, 1/15/23                                      198,000
         100,000                       BB-/Ba2   Frontier Communications Corp.,
                                                 7.625%, 4/15/24                                      101,000
         160,000                       BB-/Ba2   Frontier Communications Corp.,
                                                 8.75%, 4/15/22                                       176,400
         300,000                         B+/B2   GCI, Inc., 8.625%, 11/15/19                          311,250
         100,000                         NR/NR   Unison Ground Lease Funding LLC,
                                                 5.78%, 3/15/20 (144A)                                 95,801
         260,000                          B/B1   Windstream Corp., 6.375%, 8/1/23                     247,000
         120,000                          B/B1   Windstream Corp., 7.5%, 6/1/22                       123,600
                                                                                                -------------
                                                                                                $   1,541,131
-------------------------------------------------------------------------------------------------------------
                                                 Wireless Telecommunication
                                                 Services -- 0.1%
         100,000                        BB/Ba3   MetroPCS Wireless, Inc., 6.625%,
                                                 11/15/20                                       $     105,000
                                                                                                -------------
                                                 Total Telecommunication Services               $   1,646,131
-------------------------------------------------------------------------------------------------------------
                                                 UTILITIES -- 1.2%
                                                 Gas Utilities -- 0.5%
         100,000                        NR/Ba2   AmeriGas Finance LLC, 7.0%, 5/20/22            $     106,500
         350,000                          B/B2   Ferrellgas LP, 6.5%, 5/1/21                          353,500
         200,000                         B-/B2   Star Gas Partners LP, 8.875%, 12/1/17                206,000
                                                                                                -------------
                                                                                                $     666,000
-------------------------------------------------------------------------------------------------------------
                                                 Independent Power Producers
                                                 & Energy Traders -- 0.7%
         175,000                       BB-/Ba3   AES Corp., Virginia, 4.875%, 5/15/23           $     166,250
         250,000           6.65          BB/NR   East Lane Re, Ltd., Floating Rate Note,
                                                 3/13/15 (Cat Bond) (144A)                            256,525

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/13 39

-------------------------------------------------------------------------------------------------------------
                   Floating       S&P/Moody's
Principal          Rate (b)       Ratings
Amount ($)         (unaudited)    (unaudited)                                                   Value
-------------------------------------------------------------------------------------------------------------
                                                 Independent Power Producers
                                                 & Energy Traders -- (continued)
         270,000                        BB-/B1   NRG Energy, Inc., 6.625%, 3/15/23              $     276,750
          75,000                        BB-/B1   NRG Energy, Inc., 7.625%, 1/15/18                     83,625
                                                                                                -------------
                                                                                                $     783,150
                                                                                                -------------
                                                 Total Utilities                                $   1,449,150
-------------------------------------------------------------------------------------------------------------
                                                 TOTAL CORPORATE BONDS
                                                 (Cost $50,696,700)                             $  50,490,431
-------------------------------------------------------------------------------------------------------------
                                                 SENIOR FLOATING RATE
                                                 LOAN INTERESTS -- 1.2%**
                                                 CAPITAL GOODS -- 0.1%
                                                 Electrical Components &
                                                 Equipment -- 0.1%
          99,000           7.00          NR/NR   Pelican Products, Inc., Term Loan
                                                 (First Lien), 7/11/18                          $      99,371
                                                                                                -------------
                                                 Total Capital Goods                            $      99,371
-------------------------------------------------------------------------------------------------------------
                                                 AUTOMOBILES & COMPONENTS -- 0.1%
                                                 Auto Parts & Equipment -- 0.1%
         124,375           5.00          B+/B1   Metaldyne Corp., USD Term Loan,
                                                 12/18/18                                       $     126,552
                                                                                                -------------
                                                 Total Automobiles & Components                 $     126,552
-------------------------------------------------------------------------------------------------------------
                                                 CONSUMER DURABLES & APPAREL -- 0.2%
                                                 Housewares & Specialties -- 0.1%
          45,129           5.25          B+/B1   Yankee Candle Co., Inc., Initial Term
                                                 Loan, 4/2/19                                   $      45,581
-------------------------------------------------------------------------------------------------------------
                                                 Apparel, Accessories &
                                                 Luxury Goods -- 0.1%
         149,250           5.75           B/B2   Renfro Corp., Tranche B Term Loan,
                                                 1/30/19                                        $     150,369
                                                                                                -------------
                                                 Total Consumer Durables & Apparel              $     195,950
-------------------------------------------------------------------------------------------------------------
                                                 CONSUMER SERVICES -- 0.1%
                                                 Leisure Facilities -- 0.1%
         113,143           4.00          B+/B1   Bombardier Recreational Products, Inc.,
                                                 Term B Loan, 1/30/19                           $     113,514
                                                                                                -------------
                                                 Total Consumer Services                        $     113,514
-------------------------------------------------------------------------------------------------------------
                                                 MEDIA -- 0.2%
                                                 Broadcasting -- 0.2%
         149,250           4.75           B/B1   NEP Broadcasting LLC, Refinanced New
                                                 Term Loan (First Lien), 1/22/20                $     150,836
          59,809           4.50          B+/B2   Univision Communications, Inc., 2013
                                                 Converted Extended First-Lien Term
                                                 Loan, 3/1/20                                          60,216
                                                                                                -------------
                                                                                                $     211,052
                                                                                                -------------
                                                 Total Media                                    $     211,052
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

40 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/13

-------------------------------------------------------------------------------------------------------------
                   Floating       S&P/Moody's
Principal          Rate (b)       Ratings
Amount ($)         (unaudited)    (unaudited)                                                   Value
-------------------------------------------------------------------------------------------------------------
                                                 FOOD, BEVERAGE & TOBACCO -- 0.2%
                                                 Packaged Foods & Meats -- 0.2%
         200,000           6.75          B-/NR   Hostess Brands, Inc., Term B
                                                 Loan, 4/9/20                                   $     206,000
                                                                                                -------------
                                                 Total Food, Beverage & Tobacco                 $     206,000
-------------------------------------------------------------------------------------------------------------
                                                 HOUSEHOLD & PERSONAL
                                                 PRODUCTS -- 0.0%+
                                                 Personal Products -- 0.0%+
          59,251           4.25          B/Ba3   Monotronics International, Inc., Term B
                                                 Loan, 3/23/18                                  $      59,869
                                                                                                -------------
                                                 Total Household & Personal Products            $      59,869
-------------------------------------------------------------------------------------------------------------
                                                 BANKS -- 0.1%
                                                 Thrifts & Mortgage Finance -- 0.1%
         149,625           5.00           B/B1   Ocwen Financial Corp., Initial Term
                                                 Loan, 2/15/18                                  $     151,869
                                                                                                -------------
                                                 Total Banks                                    $     151,869
-------------------------------------------------------------------------------------------------------------
                                                 DIVERSIFIED FINANCIALS -- 0.0%+
                                                 Consumer Finance -- 0.0%+
          24,000           5.50           B/B3   Springleaf Finance Corp., Initial Term
                                                 Loan, 5/10/17                                  $      24,069
                                                                                                -------------
                                                 Total Diversified Financials                   $      24,069
-------------------------------------------------------------------------------------------------------------
                                                 SOFTWARE & SERVICES -- 0.1%
                                                 Application Software -- 0.1%
          98,491           4.25          NR/B1   Vertafore, Inc., Term Loan
                                                 (2013), 10/3/19                                $      99,127
                                                                                                -------------
                                                 Total Software & Services                      $      99,127
-------------------------------------------------------------------------------------------------------------
                                                 TELECOMMUNICATION SERVICES -- 0.1%
                                                 Integrated Telecommunication
                                                 Services -- 0.1%
         123,811           3.75         BB/Ba3   West Corp., Term B-8 Loan, 6/30/18             $     124,532
                                                                                                -------------
                                                 Total Telecommunication Services               $     124,532
-------------------------------------------------------------------------------------------------------------
                                                 TOTAL SENIOR FLOATING
                                                 RATE LOAN INTERESTS
                                                 (Cost $1,385,321)                              $   1,411,905
-------------------------------------------------------------------------------------------------------------
                                                 TOTAL INVESTMENT IN
                                                 SECURITIES -- 94.3%
                                                 (Cost $109,159,233) (a)                        $ 110,138,858
-------------------------------------------------------------------------------------------------------------
                                                 OTHER ASSETS & LIABILITIES -- 5.7%             $   6,690,929
-------------------------------------------------------------------------------------------------------------
                                                 TOTAL NET ASSETS -- 100.0%                     $ 116,829,787
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/13 41

*           Non-income producing security.

+           Rounds to less than 0.1%.

NR          Not rated by either S&P or Moody's.

WR          Rating withdrawn by either S&P or Moody's.

PIK         Represents a pay-in-kind security.

REIT        Real Estate Investment Trust.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

(Cat Bond)  Catastrophe Bond is a high-yield debt instrument that is usually insurance linked and meant to raise money in case of a catastrophe.

(Perpetual) Security with no stated maturity date.

(A.D.R.)    American Depositary Receipts.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
            Rate), (ii) the prime rate offered by one or more major U.S. banks,
            (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At July 31, 2013, the value of these securities amounted to $33,778,724 or 28.9% of total net assets.

(a) At July 31, 2013, the net unrealized gain on investments based on cost for federal income tax purposes of $109,285,742 was as follows:

              Aggregate gross unrealized appreciation for all investments
                in which there is an excess of value over tax cost             $ 2,861,395

              Aggregate gross unrealized depreciation for all investments
                in which there is an excess of tax cost over value              (2,008,279)
                                                                               -----------
              Net unrealized appreciation                                      $   853,116
                                                                               ===========

(b) Debt obligation with a variable interest rate. Rate shown is rate at period end.

(c) Security is valued using fair value methods (other than prices supplied by independent pricing services). See Notes To Financial Statements -- Note 1A.

(d) Security represents the interest only portion payments on a pool of underlying mortgages or mortgage-backed securities.

(e) Security issued with a zero coupon. Income is earned through accretion of discount.

Purchases and sales of securities (excluding temporary cash investments) for the year ended July 31, 2013 aggregated $147,852,933 and $55,199,856, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

     Level 1 -- quoted prices in active markets for identical securities

     Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

     Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

42 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/13

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of July 31, 2013, in valuing the Fund's assets:

----------------------------------------------------------------------------------------
                                     Level 1       Level 2      Level 3     Total
----------------------------------------------------------------------------------------
Convertible Corporate Bonds          $         --  $   214,328  $       --  $    214,328
Preferred Stocks                          229,900      146,914     282,556       659,370
Common Stocks                          24,746,921   25,737,883          --    50,484,804
Asset Backed Securities                        --    1,487,647          --     1,487,647
Collateralized Mortgage Obligations            --    5,390,373          --     5,390,373
Corporate Bonds                                --   50,490,431          --    50,490,431
Senior Floating Rate Loan Interests            --    1,411,905          --     1,411,905
----------------------------------------------------------------------------------------
Total                                $ 24,976,821  $84,879,481  $  282,556  $110,138,858
========================================================================================

 Other Financial Instruments
 Unrealized depreciation on forward
    foreign currency settlement
    hedge contracts                  $         --   $     (844) $       --   $      (844)
----------------------------------------------------------------------------------------
 Total Other Financial Instruments   $         --   $     (844) $       --   $      (844)
========================================================================================

The following is a reconciliation of assets valued using significant observable inputs (Level 3):

----------------------------------------------------------------------------------------
                                                                             Preferred
                                                                             Stocks
----------------------------------------------------------------------------------------
Balance as of 7/31/12                                                        $        --
Realized gain (loss)(1)                                                               --
Change in unrealized appreciation
   (depreciation)(2)                                                               7,556
Purchases                                                                        275,000
Sales                                                                                 --
Transfers in to Level 3**                                                             --
Transfers out of Level 3**                                                            --
----------------------------------------------------------------------------------------
Balance as of 7/31/13                                                        $   282,556
========================================================================================

1 Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

2 Unrealized appreciation (depreciation) on these securities is included in the change in unrealized gain (loss) on investments in the Statement of Operations.

** Transfers are calculated on the beginning of period values. During the year ended July 31, 2013, there were no transfers between Levels 1, 2 and 3.

     Net change in unrealized appreciation (depreciation) of investments
     still held as of 7/31/13                                            $ 7,556
                                                                         -------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/13 43

Statement of Assets and Liabilities | 7/31/13

ASSETS:
  Investment in securities (cost $109,159,233)                          $110,138,858
  Cash                                                                     6,471,608
  Foreign currency (cost $931,931)                                           932,978
  Receivables --
     Investment securities sold                                            3,178,102
     Fund shares sold                                                      1,962,666
     Dividends                                                               232,389
     Interest                                                                914,210
     Due from Pioneer Investment Management, Inc.                             27,693
  Prepaid expenses                                                            12,141
------------------------------------------------------------------------------------
        Total assets                                                    $123,870,645
====================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                    $  6,098,544
     Fund shares repurchased                                                 763,216
     Dividends                                                                84,691
  Net unrealized depreciation on forward foreign currency
     settlement hedge contracts                                                  844
  Due to affiliates                                                           25,004
  Accrued expenses                                                            68,559
------------------------------------------------------------------------------------
        Total liabilities                                               $  7,040,858
====================================================================================
NET ASSETS:
  Paid-in capital                                                       $115,856,349
  Undistributed net investment income                                        386,070
  Accumulated net realized loss on investments, foreign currency
     transactions and futures contracts                                     (386,543)
  Net unrealized appreciation on investments                                 979,625
  Net unrealized depreciation on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies           (5,714)
------------------------------------------------------------------------------------
        Total net assets                                                $116,829,787
====================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $49,263,343/4,451,294 shares)                       $      11.07
  Class C (based on $35,074,082/3,177,105 shares)                       $      11.04
  Class Y (based on $32,492,362/2,938,231 shares)                       $      11.06
MAXIMUM OFFERING PRICE:
  Class A ($11.07(divided by)95.5%)                                     $      11.59
====================================================================================

The accompanying notes are an integral part of these financial statements.

44 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/13

Statement of Operations

For the Year Ended 7/31/13

INVESTMENT INCOME:
  Interest                                                           $1,805,825
  Dividends (net of foreign taxes withheld of $82,522)                1,489,575
-------------------------------------------------------------------------------------------
        Total investment income                                                  $3,295,400
===========================================================================================
EXPENSES:
  Management fees                                                    $  236,358
  Transfer agent fees
     Class A                                                              5,586
     Class C                                                              4,734
     Class Y                                                                468
  Distribution fees
     Class A                                                             51,273
     Class C                                                            139,136
  Shareholder communication expense                                       9,828
  Administrative reimbursement                                           33,047
  Custodian fees                                                         54,794
  Registration fees                                                      60,561
  Professional fees                                                      49,494
  Printing expense                                                       35,020
  Fees and expenses of nonaffiliated Trustees                             7,347
  Miscellaneous                                                          32,011
-------------------------------------------------------------------------------------------
         Total expenses                                                          $  719,657
         Less fees waived and expenses reimbursed
            by Pioneer Investment Management, Inc.                                 (224,439)
-------------------------------------------------------------------------------------------
         Net expenses                                                            $  495,218
-------------------------------------------------------------------------------------------
            Net investment income                                                $2,800,182
-------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                                     $  525,753
     Futures contracts                                                 (656,439)
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies                 9,316  $ (121,370)
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                                     $  496,124
     Futures contracts                                                   (2,000)
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies               (41,878) $  452,246
-------------------------------------------------------------------------------------------
  Net gain on investments and futures contracts/foreign
        currency transactions                                                    $  330,876
-------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                           $3,131,058
===========================================================================================

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/13 45

Statements of Changes in Net Assets

---------------------------------------------------------------------------------------------------
                                                                                     12/22/11
                                                                   Year              (Commencement
                                                                   Ended             of Operations)
                                                                   7/31/13           to 7/31/12
---------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                              $  2,800,182      $    567,130
Net realized gain (loss) on investments, futures
  contracts and foreign currency transactions                          (121,370)          273,745
Change in net unrealized appreciation (depreciation)
  on investments, futures contracts and foreign
  currency transactions                                                 452,246           521,665
---------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations         $  3,131,058      $  1,362,540
===================================================================================================
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.73 and $0.28 per share, respectively)            $ (1,220,918)     $   (149,155)
      Class C ($0.63 and $0.24 per share, respectively)                (704,196)         (128,121)
      Class Y ($0.75 and $0.28 per share, respectively)                (779,806)         (142,695)
Net realized gain:
      Class A ($0.20 and $0.00 per share, respectively)                (182,478)               --
      Class C ($0.20 and $0.00 per share, respectively)                (115,439)               --
      Class Y ($0.20 and $0.00 per share, respectively)                (113,470)               --
===================================================================================================
          Total distributions to shareowners                       $ (3,116,307)     $   (419,971)
===================================================================================================
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                   $108,318,140      $ 16,879,519
Reinvestment of distributions                                         1,662,286            17,725
Cost of shares repurchased                                          (10,960,311)          (44,892)
---------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from
         Fund share transactions                                   $ 99,020,115      $ 16,852,352
---------------------------------------------------------------------------------------------------
      Net increase in net assets                                   $ 99,034,866      $ 17,794,921
NET ASSETS:
Beginning of period                                                $ 17,794,921      $         --
---------------------------------------------------------------------------------------------------
End of period                                                      $116,829,787      $ 17,794,921
---------------------------------------------------------------------------------------------------
Undistributed net investment income                                $    386,070      $    245,974
===================================================================================================

The accompanying notes are an integral part of these financial statements.

46 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/13

------------------------------------------------------------------------------------------------
                                        '13 Shares     '13 Amount       '12 Shares   '12 Amount
------------------------------------------------------------------------------------------------
Class A*
Shares sold                             4,339,215      $48,246,211      618,502      $6,237,784
Reinvestment of distributions              79,476          876,443          944           9,897
Less shares repurchased                  (584,180)      (6,481,190)      (2,663)        (27,231)
------------------------------------------------------------------------------------------------
      Net increase                      3,834,511      $42,641,464      616,783      $6,220,450
================================================================================================
Class C*
Shares sold                             2,693,610      $29,969,385      551,204      $5,535,843
Reinvestment of distributions              33,557          370,231          705           7,395
Less shares repurchased                  (100,274)      (1,096,742)      (1,697)        (17,661)
------------------------------------------------------------------------------------------------
      Net increase                      2,626,893      $29,242,874      550,212      $5,525,577
================================================================================================
Class Y*
Shares sold                             2,695,279      $30,102,544      510,211      $5,105,892
Reinvestment of distributions              37,558          415,612           41             433
Less shares repurchased                  (304,858)      (3,382,379)          --              --
------------------------------------------------------------------------------------------------
      Net increase                      2,427,979      $27,135,777      510,252      $5,106,325
================================================================================================

* Class A, Class C and Class Y shares were first publicly offered on December 22, 2011.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/13 47

Financial Highlights

------------------------------------------------------------------------------------------------
                                                                    Year Ended      12/22/11 (a)
                                                                    7/31/13         to 7/31/12
------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                $ 10.61         $ 10.00
------------------------------------------------------------------------------------------------
Increase from investment operations:
  Net investment income                                             $  0.61         $  0.36
  Net realized and unrealized gain on investments                      0.78            0.53
------------------------------------------------------------------------------------------------
Net increase in net assets from investment operations               $  1.39         $  0.89
------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                               (0.73)          (0.28)
  Net realized gain                                                   (0.20)             --
------------------------------------------------------------------------------------------------
Total Distributions                                                 $ (0.93)        $ (0.28)
------------------------------------------------------------------------------------------------
Net increase in net asset value                                     $  0.46         $  0.61
------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 11.07         $ 10.61
================================================================================================
Total return*                                                         13.52%           8.91%***
Ratio of net expenses to average net assets                            0.85%           0.85%**
Ratio of net investment income to average net assets                   6.19%           5.99%**
Portfolio turnover rate                                                 119%             42%***
Net assets, end of period (in thousands)                            $49,263         $ 6,545
Ratios with no waiver of fees and assumption
  of expenses by the Adviser:
  Total expenses                                                       1.37%           2.51%**
  Net investment income                                                5.67%           4.33%**
================================================================================================

(a)  Class A shares were first publicly offered on December 22, 2011.

* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

***  Not annualized.

The accompanying notes are an integral part of these financial statements.

48 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/13

------------------------------------------------------------------------------------------------
                                                                    Year Ended      12/22/11 (a)
                                                                    7/31/13         to 7/31/12
------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                $ 10.60         $ 10.00
------------------------------------------------------------------------------------------------
Increase from investment operations:
  Net investment income                                             $  0.52         $  0.32
  Net realized and unrealized gain on investments                      0.75            0.52
------------------------------------------------------------------------------------------------
Net increase in net assets from investment operations               $  1.27         $  0.84
------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                               (0.63)          (0.24)
  Net realized gain                                                   (0.20)             --
------------------------------------------------------------------------------------------------
Total Distributions                                                 $ (0.83)        $ (0.24)
------------------------------------------------------------------------------------------------
Net increase in net asset value                                     $  0.44         $  0.60
------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 11.04         $ 10.60
================================================================================================
Total return*                                                         12.39%           8.45%***
Ratio of net expenses to average net assets                            1.71%           1.67%**
Ratio of net investment income to average net assets                   5.24%           5.17%**
Portfolio turnover rate                                                 119%             42%***
Net assets, end of period (in thousands)                            $35,074         $ 5,831
Ratios with no waiver of fees and assumption
  of expenses by the Adviser:
  Total expenses                                                       2.13%           3.26%**
  Net investment income                                                4.81%           3.58%**
================================================================================================

(a)  Class C shares were first publicly offered on December 22, 2011.

* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

***  Not annualized.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/13 49

------------------------------------------------------------------------------------------------
                                                                    Year Ended      12/22/11 (a)
                                                                    7/31/13         to 7/31/12
------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                $ 10.62         $ 10.00
------------------------------------------------------------------------------------------------
Increase from investment operations:
  Net investment income                                             $  0.63         $  0.39
  Net realized and unrealized gain on investments                      0.76            0.51
------------------------------------------------------------------------------------------------
Net increase in net assets from investment operations               $  1.39         $  0.90
------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                               (0.75)          (0.28)
  Net realized gain                                                   (0.20)             --
------------------------------------------------------------------------------------------------
Total Distributions                                                 $ (0.95)        $ (0.28)
------------------------------------------------------------------------------------------------
Net increase in net asset value                                     $  0.44         $  0.62
------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $ 11.06         $ 10.62
================================================================================================
Total return*                                                         13.53%           9.10%***
Ratio of net expenses to average net assets                            0.65%           0.65%**
Ratio of net investment income to average net assets                   6.23%           6.16%**
Portfolio turnover rate                                                 119%             42%***
Net assets, end of period (in thousands)                            $32,492         $ 5,418
Ratios with no waiver of fees and assumption
  of expenses by the Adviser:
  Total expenses                                                       1.10%           2.25%**
  Net investment income                                                5.79%           4.56%**
================================================================================================

(a)  Class Y shares were first publicly offered on December 22, 2011.

* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

***  Not annualized.

The accompanying notes are an integral part of these financial statements.

50 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/13

Notes to Financial Statements | 7/31/13

1. Organization and Significant Accounting Policies

Pioneer Multi-Asset Income Fund (the Fund) is one of three portfolios comprising Pioneer Series Trust IV, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income to the extent consistent with a relatively high level of stability of principal.

The Fund offers three classes of shares designated as Class A, Class C, and Class Y shares. Class A, Class C and Class Y shares were first publicly offered on December 22, 2011. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/13 51

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. Senior loans for which no reliable price quotes are available will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at such funds' net asset value.

     Securities or senior loans for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by or at the direction or with the approval of the Valuation Committee using fair value methods pursuant to procedures adopted by the Board of Trustees. The Valuation Committee is comprised of certain members of the Board of Trustees. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material. Pioneer Investment Management, Inc. (PIM) is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee.

     At July 31, 2013, there were two securities that were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services) representing 0.2% of net assets. Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

52 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/13

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

     Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.   Forward Foreign Currency Contracts

     The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/13 53

D.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of July 31, 2013, the Fund did not have any interest and penalties related to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax years for the prior fiscal year remains subject to examination by federal and state tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At July 31, 2013, the Fund reclassified $44,834 to increase undistributed net investment income and $44,834 to increase accumulated net realized loss on investments and foreign currency transactions to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

     The Fund has elected to defer $272,559 of capital losses recognized between November 1, 2012 and July 31, 2013 to its fiscal year ending July 31, 2014.

     The tax character of distributions paid during the years ended July 31, 2013 and July 31, 2012 were as follows:

     ---------------------------------------------------------------------------
                                                           2013             2012
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                 $3,070,131         $419,971
     Long-term capital gain                              46,176               --
     ---------------------------------------------------------------------------
          Total                                      $3,116,307         $419,971
     ===========================================================================

     The following shows the components of distributable earnings on a federal income tax basis at July 31, 2013:

     ---------------------------------------------------------------------------
                                                                           2013
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                    $ 483,286
     Current year post October loss deferred                           (272,559)
     Current year dividend payable                                      (84,691)
     Unrealized appreciation                                            847,402
     ---------------------------------------------------------------------------
           Total                                                      $ 973,438
     ===========================================================================

54 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/13

     The difference between book-basis and tax-basis net unrealized gain is attributable to the tax deferral of losses on wash sales, adjustments related to catastrophe bonds and Passive Foreign Investment Companies, the tax basis adjustments on partnerships and the interest accruals on preferred stock.

E.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $48,871 in underwriting commissions on the sale of Class A shares during the year ended July 31, 2013.

F.   Class Allocations

     Income, common expenses, and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
     Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

G.   Risks

     When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of underlying issuers and their inability to meet their debt obligations. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/13 55

H.   Futures Contracts

     The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices and currency rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. The use of futures contracts involves, to varying degrees, elements of market, interest rate, currency exchange rate and counterparty risks, which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss. The average number of contracts open during the year ended July 31, 2013 was 8. There were no open futures contracts at July 31, 2013.

I.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

J.   Credit Default Swaps

     A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may buy or sell credit default swap contracts to increase the Fund's income, to add leverage to the Fund or to hedge the risk of default on portfolio securities. When the Fund is a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the Fund as seller of protection would be

56 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/13 the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty described above.

     When the Fund enters into a credit default swap contract, one party, the protection buyer, makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment received by the Fund, as the protection seller, is recorded as a liability in the Fund's records. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset in the Fund's records. Periodic payments received or paid by the Fund are recorded as realized gains or losses.

     The credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses.

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund. At July 31, 2013, the Fund had no open credit default swaps.

K.   Option Writing

     The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earning or protect against changes in the value of portfolio securities. The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/13 57 the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. At July 31, 2013, there were no open written options.

L.   Purchased Options

     Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized gains or losses are recorded in the Fund's financial statements. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased calls and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid. The number of contracts open during two months during the year ended July 31, 2013 was 7. At July 31, 2013, there were no open purchased options.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $1 billion and 0.45% on assets over $1 billion.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 0.85%, 1.75%, and 0.65% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. Fees waived and expenses reimbursed during the year ended July 31, 2013 are reflected on the Statement of Operations. These expense

58 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/13 limitations are in effect through December 1, 2014. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $25,437 in management fees, administrative costs and certain other reimbursements payable to PIM at July 31, 2013.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended July 31, 2013, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
 Shareholder Communications:
--------------------------------------------------------------------------------
 Class A                                                                  $4,778
 Class C                                                                   2,999
 Class Y                                                                   2,051
--------------------------------------------------------------------------------
   Total                                                                  $9,828
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $2,992 in transfer agent fees and out-of-pocket reimbursements payable from PIMSS at July 31, 2013.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $2,559 in distribution fees payable to PFD at July 31, 2013.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/13 59

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended July 31, 2013, CDSC's in the amount of $2,317 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS, which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended July 31, 2013, the Fund's expenses were not reduced under such arrangements.

6. Forward Foreign Currency Contracts

At July 31, 2013, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of settlement contracts open during the year ended July 31, 2013 was $691,399. At July 31, 2013, the Fund's gross forward currency settlement contracts receivable and payable were $4,816,013 and $4,816,857, respectively, resulting in a net payable of $844. The average value of portfolio contracts open during the year ended July 31, 2013 was $1,877,594. There were no open portfolio hedge contracts at July 31, 2013.

7. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect as of February 15, 2013 is in the amount of $215 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing

60 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/13 date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended July 31, 2013, the Fund had no borrowings under the credit facility.

8. Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of July 31, 2013 were as follows:

----------------------------------------------------------------------------------------------
 Derivatives Not              Asset Derivatives 2013        Liabilities Derivatives 2013
 Accounted for as             ----------------------------------------------------------------
 Hedging Instruments          Statement of                  Statement of
 Under Accounting             Assets and                    Assets and
 Standards Codification       Liabilities                   Liabilities
 (ASC) 815                    Location              Value   Location                   Value
----------------------------------------------------------------------------------------------
 Forward Foreign              Net unrealized                Net unrealized
   currency settlement        appreciation on               depreciation on
   hedge contracts            forward foreign               forward foreign
                              currency                      currency
                              settlement hedge              settlement hedge
                              contracts             $  --   contracts                  $844
----------------------------------------------------------------------------------------------
  Total                                             $  --                              $844
==============================================================================================

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/13 61

The effect of derivative instruments on the Statement of Operations for the year ended July 31, 2013 was as follows:

--------------------------------------------------------------------------------------------------------
                                                                                         Change in
Derivatives Not                                                                          Unrealized
Accounted for as                                                       Realized          Appreciation or
Hedging Instruments                                                    Gain or (Loss)    (Depreciation)
Under Accounting               Location of Gain or (Loss)              on Derivatives    on Derivatives
Standards Codification         on Derivatives Recognized               Recognized        Recognized
(ASC) 815                      in Income                               in Income         in Income
--------------------------------------------------------------------------------------------------------
Forward foreign currency       Net realized gain (loss) on forward
  settlement hedge contracts   foreign currency contracts and
                               other assets and liabilities
                               denominated in foreign currencies       $  (17,780)
Forward foreign currency       Change in unrealized appreciation
  settlement hedge contracts   (depreciation) on forward foreign
                               currency contracts and other assets
                               and liabilities denominated in
                               foreign currencies                                        $    (820)
Forward foreign currency       Net realized gain (loss) on forward
  portfolio hedge contracts    foreign currency contracts and
                               other assets and liabilities
                               denominated in foreign currencies       $   12,648
Forward foreign currency       Change in unrealized appreciation
  portfolio hedge contracts    (depreciation) on forward foreign
                               currency contracts and other assets
                               and liabilities denominated in
                               foreign currencies                                        $ (35,897)
Interest Rate Futures          Net realized gain (loss) on
                               futures contracts                       $ (656,439)
Interest Rate Futures          Change in net unrealized
                               appreciation (depreciation) on
                               futures contracts                                         $  (2,000)
--------------------------------------------------------------------------------------------------------

62 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/13

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust IV and the Shareowners of Pioneer Multi-Asset Income Fund:
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities of Pioneer Multi-Asset Income Fund, one of the portfolios constituting Pioneer Series Trust IV (the "Trust"), including the schedule of investments, as of July 31, 2013, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and the period from December 22, 2011 (commencement of operations) to July 31, 2012. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2013 by correspondence with the custodian, brokers and agent banks or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Multi-Asset Income Fund at July 31, 2013, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and the period from December 22, 2011 (commencement of operations) to July 31, 2012, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
September 24, 2013

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/13 63

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy voting policies and procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and Officers are listed on the following pages, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 52 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

64 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/13

Independent Trustees

-----------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                     Other Directorships
Position Held with the Fund  Length of Service      Principal Occupation            Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (62)         Trustee since 2011.    Chairman and Chief Executive    Director, Broadridge Financial
Chairman of the Board        Serves until a         Officer, Quadriserv, Inc.       Solutions, Inc. (investor
and Trustee                  successor trustee is   (technology products for        communications and securities
                             elected or earlier     securities lending industry)    processing provider for financial
                             retirement or          (2008 - present); private       services industry) (2009 - present);
                             removal.               investor (2004 - 2008); and     Director, Quadriserv, Inc. (2005 -
                                                    Senior Executive Vice           present); and Commissioner, New
                                                    President, The Bank of New      Jersey State Civil Service
                                                    York (financial and securities  Commission (2011 - present)
                                                    services) (1986 - 2004)
-----------------------------------------------------------------------------------------------------------------------------
David R. Bock (69)           Trustee since 2011.    Managing Partner, Federal City  Director of Enterprise Community
Trustee                      Serves until a         Capital Advisors (corporate     Investment, Inc. (privately-held
                             successor trustee is   advisory services company)      affordable housing finance company)
                             elected or earlier     (1997 - 2004 and 2008 -         (1985 - 2010); Director of Oxford
                             retirement or          present); Interim Chief         Analytica, Inc. (2008 - present);
                             removal.               Executive Officer, Oxford       Director of The Swiss Helvetia Fund,
                                                    Analytica, Inc. (privately      Inc. (closed-end fund) (2010 -
                                                    held research and consulting    present); and Director of New York
                                                    company) (2010); Executive      Mortgage Trust (publicly traded
                                                    Vice President and Chief        mortgage REIT) (2004 - 2009, 2012 -
                                                    Financial Officer, I-trax,      present)
                                                    Inc. (publicly traded health
                                                    care services company) (2004 -
                                                    2007); and Executive Vice
                                                    President and Chief Financial
                                                    Officer, Pedestal Inc.
                                                    (internet-based mortgage
                                                    trading company) (2000 - 2002)
-----------------------------------------------------------------------------------------------------------------------------

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/13 65

-----------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                          Other Directorships
Position Held with the Fund  Length of Service       Principal Occupation                Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (68)    Trustee since 2011.     William Joseph Maier Professor of   Trustee, Mellon
Trustee                      Serves until a          Political Economy, Harvard          Institutional Funds
                             successor trustee is    University (1972 - present)         Investment Trust and
                             elected or earlier                                          Mellon Institutional
                             retirement or removal.                                      Funds Master Portfolio
                                                                                         (oversaw 17 portfolios
                                                                                         in fund complex)
                                                                                         (1989-2008)
-----------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (66)    Trustee since 2011.     Founding Director, Vice President   None
Trustee                      Serves until a          and Corporate Secretary, The
                             successor trustee is    Winthrop Group, Inc. (consulting
                             elected or earlier      firm) (1982-present); Desautels
                             retirement or removal.  Faculty of Management, McGill
                                                     University (1999 - present); and
                                                     Manager of Research Operations and
                                                     Organizational Learning, Xerox
                                                     PARC, Xerox's advance research
                                                     center (1990-1994)
-----------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (65)     Trustee since 2011.     President and Chief Executive       Director of New America
Trustee                      Serves until a          Officer, Newbury, Piret & Company,  High Income Fund, Inc.
                             successor trustee is    Inc. (investment banking firm)      (closed-end investment
                             elected or earlier      (1981 - present)                    company) (2004 -
                             retirement or removal.                                      present); and member,
                                                                                         Board of Governors,
                                                                                         Investment Company
                                                                                         Institute (2000 - 2006)
-----------------------------------------------------------------------------------------------------------------------------
Stephen K. West (84)         Trustee since 2011.     Senior Counsel, Sullivan &          Director, The Swiss
Trustee                      Serves until a          Cromwell LLP (law firm) (1998 -     Helvetia Fund, Inc.
                             successor trustee is    present); and Partner, Sullivan &   (closed-end investment
                             elected or earlier      Cromwell LLP (prior to 1998)        company); and Director,
                             retirement or removal.                                      Invesco, Ltd. (formerly
                                                                                         AMVESCAP, PLC)
                                                                                         (investment manager)
                                                                                         (1997-2005)
-----------------------------------------------------------------------------------------------------------------------------

66 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/13

Interested Trustees

-----------------------------------------------------------------------------------------------------------------------------
Name, Age and                   Term of Office and                                                  Other Directorships
Position Held with the Fund     Length of Service        Principal Occupation                       Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (87)*        Trustee since 2011.      Non-Executive Chairman and a director of   None
Trustee, President and Chief    Serves until a           Pioneer Investment Management USA Inc.
Executive Officer of the Fund   successor trustee is     ("PIM-USA"); Chairman and a director of
                                elected or earlier       Pioneer; Chairman and Director of
                                retirement or removal.   Pioneer Institutional Asset Management,
                                                         Inc. (since 2006); Director of Pioneer
                                                         Alternative Investment Management
                                                         Limited (Dublin) (until October 2011);
                                                         President and a director of Pioneer
                                                         Alternative Investment Management
                                                         (Bermuda) Limited and affiliated funds;
                                                         Deputy Chairman and a director of
                                                         Pioneer Global Asset Management S.p.A.
                                                         ("PGAM") (until April 2010); Director of
                                                         Nano-C, Inc. (since 2003); Director of
                                                         Cole Management Inc. (2004 - 2011);
                                                         Director of Fiduciary Counseling, Inc.
                                                         (until December 2011); President of all
                                                         of the Pioneer Funds; and Retired
                                                         Partner, Wilmer Cutler Pickering Hale
                                                         and Dorr LLP
-----------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (54)*       Trustee since 2011.      Director, CEO and President of PIM-USA     None
Trustee and Executive           Serves until a           (since February 2007); Director and
Vice President                  successor trustee is     President of Pioneer and Pioneer
                                elected or earlier       Institutional Asset Management, Inc.
                                retirement or removal.   (since February 2007); Executive Vice
                                                         President of all of the Pioneer Funds
                                                         (since March 2007); Director of PGAM
                                                         (2007 - 2010); Head of New Europe
                                                         Division, PGAM (2000 - 2005); Head of
                                                         New Markets Division, PGAM (2005 - 2007)
-----------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/13 67

Fund Officers

-----------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                          Other Directorships
Position Held with the Fund  Length of Service       Principal Occupation                Held by Officer
-----------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (48)   Since 2011. Serves at   Vice President and Associate        None
Secretary                    the discretion of the   General Counsel of Pioneer since
                             Board.                  January 2008 and Secretary of all
                                                     of the Pioneer Funds since June
                                                     2010; Assistant Secretary of all
                                                     of the Pioneer Funds from
                                                     September 2003 to May 2010; and
                                                     Vice President and Senior Counsel
                                                     of Pioneer from July 2002 to
                                                     December 2007
-----------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (52)       Since 2011. Serves at   Fund Governance Director of         None
Assistant Secretary          the discretion of the   Pioneer since December 2006 and
                             Board.                  Assistant Secretary of all the
                                                     Pioneer Funds since June 2010;
                                                     Manager - Fund Governance of
                                                     Pioneer from December 2003 to
                                                     November 2006; and Senior
                                                     Paralegal of Pioneer from January
                                                     2000 to November 2003
-----------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (50)            Since 2011. Serves at   Counsel of Pioneer since June 2007  None
Assistant Secretary          the discretion of the   and Assistant Secretary of all the
                             Board.                  Pioneer Funds since June 2010; and
                                                     Vice President and Counsel at
                                                     State Street Bank from October
                                                     2004 to June 2007
-----------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (53)         Since 2011. Serves at   Vice President - Fund Treasury of   None
Treasurer and Chief          the discretion of the   Pioneer; Treasurer of all of the
Financial                    Board.                  Pioneer Funds since March 2008;
and Accounting Officer of                            Deputy Treasurer of Pioneer from
the Fund                                             March 2004 to February 2008; and
                                                     Assistant Treasurer of all of the
                                                     Pioneer Funds from March 2004 to
                                                     February 2008
-----------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (48)        Since 2011. Serves at   Assistant Vice President - Fund     None
Assistant Treasurer          the discretion of the   Treasury of Pioneer; and Assistant
                             Board.                  Treasurer of all of the Pioneer
                                                     Funds
-----------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (55)           Since 2011. Serves at   Fund Accounting Manager - Fund      None
Assistant Treasurer          the discretion of the   Treasury of Pioneer; and Assistant
                             Board.                  Treasurer of all of the Pioneer
                                                     Funds
-----------------------------------------------------------------------------------------------------------------------------

68 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/13

-----------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                               Other Directorships
Position Held with the Fund  Length of Service           Principal Occupation                 Held by Officer
-----------------------------------------------------------------------------------------------------------------------------
David F. Johnson (33)        Since 2011. Serves at the   Fund Administration Manager - Fund   None
Assistant Treasurer          discretion of the Board.    Treasury of Pioneer since November
                                                         2008; Assistant Treasurer of all
                                                         of the Pioneer Funds since January
                                                         2009; and Client Service Manager -
                                                         Institutional Investor Services at
                                                         State Street Bank from March 2003
                                                         to March 2007
-----------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (60)         Since 2011. Serves at the   Chief Compliance Officer of          None
Chief Compliance Officer     discretion of the Board.    Pioneer and of all the Pioneer
                                                         Funds since March 2010; Director
                                                         of Adviser and Portfolio
                                                         Compliance at Pioneer since
                                                         October 2005; and Senior
                                                         Compliance Officer for Columbia
                                                         Management Advisers, Inc. from
                                                         October 2003 to October 2005
-----------------------------------------------------------------------------------------------------------------------------
Kelley O'Donnell (42)        Since 2011. Serves at the   Director--Transfer Agency             None
Anti-Money Laundering        discretion of the Board.    Compliance of Pioneer and
Officer                                                  Anti-Money Laundering Officer of
                                                         all the Pioneer Funds since 2006
-----------------------------------------------------------------------------------------------------------------------------

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/13 69

                           This page for your notes.

70 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/13

                           This page for your notes.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/13 71

                           This page for your notes.

72 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/13

                           This page for your notes.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/13 73

                           This page for your notes.

74 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/13

                           This page for your notes.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/13 75

                           This page for your notes.

76 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/13

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2013 Pioneer Investments 25962-01-0913



ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Pioneer Series Trust IV:
Fees for audit services provided to the Funds, including fees associated with the annual filing of its Form N-1A, totaled approximately $100,443 in 2013 and $109,542 in 2012.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Pioneer Series Trust IV:
Audit-Related Fees
There were no fees for audit-related services provided to the Funds during the fiscal years ended July 31, 2013 and 2012.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Pioneer Series Trust IV:
Fees for tax compliance services, primarily for tax returns, totaled approximately $24,393 and $24,870 in 2013 and 2012, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Pioneer Series Trust IV:
Other Fees
There were no fees for other services
provided to the Funds during the fiscal years ended July 31, 2013 and 2012.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003,the effective date of the new SEC pre-approval rules, the Funds audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Funds. For the years ended July 31, 2013 and 2012, there were no services provided to an affiliate that required the Funds audit committee pre-approval.


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Funds and affiliates, as previously defined,totaled approximately $24,393 in
2013 and $24,870 in 2012.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Funds audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust IV


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date September 27, 2013


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date September 27, 2013


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date September 27, 2013

* Print the name and title of each signing officer under his or her signature.